U.S. $300,000,000


                           FIFTH AMENDED AND RESTATED
                             GLOBAL CREDIT AGREEMENT

                          Dated as of December 16, 1996

                                      Among

                                 COMDISCO, INC.

                                 as the Company


                  THE SUBSIDIARIES OF THE COMPANY PARTY HERETO

                           as Multicurrency Borrowers



                             THE BANKS PARTY HERETO

                                    as Banks


                     THE FINANCIAL INSTITUTIONS PARTY HERETO

                                as Tranche Agents


                                NATIONSBANK, N.A.

                              as Syndication Agent


                                       and


                                 CITIBANK, N.A.

                             as Administrative Agent


                                    EXHIBITS


Exhibit A       - Form of Notice of Tranche A Borrowing

Exhibit B       - Form of Notice of Tranche B Borrowing

Exhibit C       - Form of Multicurrency Borrower Assumption Agreement

Exhibit D       - Form of Notice of Conversion

Exhibit E       - Form of Notice of Reallocation

Exhibit F       - Form of Compliance Certificate

Exhibit G       - Form of Assignment and Acceptance

Exhibit H       - Form of Notice of Extension of Scheduled Maturity Date

Exhibit I       - MLA Cost



                                    SCHEDULES

Schedule 1.01                          -     Applicable Lending Offices

Schedule 1.01A                         -     Eligible Multicurrency Borrowers

Schedule 3.01                          -     Bank Bill Procedures

Schedule 8.01(i)                       -     Subsidiaries

Schedule 8.01(n)                       -     Environmental Compliance







                           FIFTH AMENDED AND RESTATED
                             GLOBAL CREDIT AGREEMENT


                This FIFTH AMENDED AND RESTATED GLOBAL CREDIT AGREEMENT, dated as of December 16, 1996 among COMDISCO, INC., a Delaware corporation, the subsidiaries of the Company from time to time party hereto as Multicurrency Borrowers, the financial institutions from time to time party hereto as Banks, the financial institutions from time to time party hereto as Tranche Agents, NATIONSBANK, N.A., in its capacity as Syndication Agent for the Banks hereunder, and CITIBANK, N.A., in its capacity as Administrative Agent for the Banks hereunder.


                              W I T N E S S E T H:

                WHEREAS, the Company is party to the Fourth Amended Agreement;

                WHEREAS, the parties hereto have agreed to amend and restate in its entirety the Fourth Amended Agreement as hereinafter set forth; and

                WHEREAS, it is the intent of the parties hereto that this Agreement replace in its entirety the Fourth Amended Agreement, and that from and after the Closing Date, the Fourth Amended Agreement be of no further force or effect;

                NOW, THEREFORE, in consideration of the terms and conditions contained herein, and of any loans or extensions of credit heretofore, now or hereafter made to or for the benefit of the Company and the Multicurrency Borrowers by the Banks and the Agents, the parties hereto hereby agree as follows:


                                    ARTICLE I
                        DEFINITIONS AND ACCOUNTING TERMS

                SECTION 1.01. Certain Defined Terms. The following terms used above and elsewhere in this Agreement shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):




                         "Accommodation  Obligation",  as applied to any Person,
                  shall mean any Contractual Obligation, contingent or otherwise, of that Person with respect to any Debt or other obligation or liability of another, including, without limitation, any such Debt, obligation or liability directly or indirectly guaranteed, endorsed (otherwise than for collection or deposit in the ordinary course of business), co-made or discounted or sold with recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual Obligations (contingent or otherwise) arising through any agreement to purchase, repurchase, or otherwise acquire such Debt, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof (whether in the form of loans, advances, stock purchases, capital contributions or otherwise), or to maintain solvency, assets, level of income, liquidity or other financial condition, or to make payment other than for value received.

                         "Adjusted Tranche A Pro Rata Share" means, with respect
                  to any Bank at any time, a fraction (expressed as a percentage), the numerator of which shall be the then current amount of such Bank's Commitment (less, if such Bank is a Tranche B Bank, such Bank's Tranche B Pro Rata Share of the Tranche B Commitment at such time), and the denominator of which shall be the then current Tranche A Commitment, as adjusted from time to time in accordance with the provisions of Article V and Section 12.06.

                         "Administrative  Agent" means  Citibank in its separate
                  capacity as administrative agent for the Banks hereunder and shall include any successor Administrative Agent appointed pursuant to Section 11.07.

                         "Affiliate"  means, as to any Person,  any other Person
                  that, directly or indirectly, controls, is controlled by or is under common control with such Person or is a director or officer of such Person.

                         "Agent" means the  Administrative  Agent, the Tranche A
                  Agent,  the  Tranche A  European  Sub-Agent  or the  Tranche B
                  Agent.

                         "Aggregate  Material  Amount"  means,  at any time,  an
                  amount equal to the higher of (i) five percent (5%) of the Consolidated Tangible Net Worth of the Company at such time and (ii) $25,000,000.

                         "Aggregate Pro Rata Share" shall mean,  with respect to
                  any Bank, a fraction (expressed as a percentage), the numerator of which shall be the then current amount of such Bank's Commitment and the denominator of which shall be the then current Total Commitments, as adjusted from time to time in accordance with the provisions of Section 12.06.

                         "Agreement"  means  this  Fifth  Amended  and  Restated
                  Global Credit Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

                         "Alternative  Currency" means any lawful currency other
                  than Dollars which is freely transferable and convertible into Dollars.

                         "Applicable  Asian Country" means each of the following
                    countries: Australia, Japan, and Singapore.

                         "Applicable   European   Country"  means  each  of  the
                    following countries: Great Britain, France, Germany or Switzerland.

                         "Applicable  European  Lending  Office"  shall have the
                  meaning given such term in Section 2.01(b).

                         "Applicable Lending Office" means, with respect to each
                  Bank, (i) such Bank's U.S. Lending Office in the case of a Base Rate Loan, (ii) such Bank's Eurodollar Lending Office in the case of a U.S. Loan which consititutes a Eurocurrency Rate Loan, (iii) such Bank's Applicable European Lending Office in the case of a European Loan which constitutes a Eurocurrency Rate Loan and (iv) such Bank's Applicable Tranche B Lending Office in the case of a Tranche B Loan.

                         "Applicable Pro Rata Share" means,  with respect to any
                  Bank at any time, such Bank's Tranche A Pro Rata Share, Tranche B Pro Rata Share, Applicable Tranche B Pro Rata Share or Aggregate Pro Rata Share at such time, as the case may be.

                         "Applicable  Tranche A Margin" means, as of any date of
                  determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

                         Performance Level         Applicable Tranche A Margin

                             Level 1                       0.16%

                             Level 2                       0.20%

                             Level 3                       0.25%

                             Level 4                       0.30%

                             Level 5                       0.50%

                         "Applicable  Tranche B Lending  Office"  shall have the
                    meaning given such term in Section 3.01.

                         "Applicable  Tranche B Margin"  means,  with respect to
                  any Tranche B Loan, (i) if such Loan is denominated in Australian dollars, a margin equal to 0.30% per annum, (ii) if such Loan is denominated in Japanese yen, a margin equal to 0.20% per annum, and (iii) if such Loan is denominated in Singapore dollars or Dollars, a margin equal to 0.40% per annum.

                         "Applicable  Tranche  B Pro  Rata  Share"  means,  with
                  respect to each Tranche B Bank at any time, (i), in the case of Singapore Loans, the ratio (expressed as a percentage) of such Tranche B Bank's Singapore Sub-Commitment over the aggregate amount of all Tranche B Banks' Singapore Sub-Commitments or (ii), in the case of all other Tranche B Loans, such Tranche B Bank's Tranche B Pro Rata Share.

                         "Asian Borrower" means each wholly-owned  Subsidiary of
                  the Company (a) which is organized under the laws of or licensed to do business in an Applicable Asian Country, (b) which is either listed on Schedule 1.01A hereto as an Eligible Multicurrency Borrower in such Applicable Asian Country or approved in writing as an Asian Borrower in such Applicable Asian Country by the Applicable Tranche B Lending Office of each Tranche B Bank in such Applicable Asian Country and (c) as to which a Multicurrency Borrower Assumption Agreement shall have been delivered to the Administrative Agent (copies of which shall be promptly delivered to each Applicable Tranche B Lending Office in such Applicable Asian Country and the Tranche B Agent), duly executed on behalf of such Subsidiary and the Company (together with such documentation with respect to such Subsidiary as may be required under such Multicurrency Borrower Assumption Agreement).

                         "Assignment  and  Acceptance"  means an assignment  and
                  acceptance in substantially the form of Exhibit G hereto pursuant to which a Bank assigns all or a portion of such Bank's rights and obligations under this Agreement in accordance with the terms of Section 12.06.

                         "Available  Asian Currency"  means,  for each Tranche B
                  Loan made in an Applicable Asian Country, the currency set forth below opposite such Applicable Asian Country:
                Applicable Asian Country          Available Asian Currency

                Australia                         Australian dollars

                Japan                             Japanese yen

                Singapore                         Dollars and Singapore dollars.

                         "Available  European  Currency" means any of the lawful
                  currencies of Great Britain (British pounds sterling), France (French francs), Germany (Deutschmarks), Switzerland (Swiss francs), or the United States (Dollars).

                         "Banks" means each of the financial  institutions party
                  to this Agreement and named on the signature pages hereof as a Bank or which becomes a party to this Agreement pursuant to an Assignment and Acceptance from a Bank in accordance with
                  Section 12.06.

                         "Bank  Bill  Rate"  means,  for a  particular  Interest
                  Period, the average bid rate stated as a per cent per annum quoted on the Reuters Screen BBSY at or about 10:10 a.m. (Sydney time) on the first day of such Interest Period for bills of exchange with a maturity equal to the relevant Interest Period of such Borrowing.

                         "Base  Rate"  means,  for  any  period,  a  fluctuating
                  interest rate per annum as shall be in effect from time to time which rate per annum shall at all times be equal to the higher of:

                                  (a) the rate of interest announced publicly by
                         NationsBank in Charlotte, North Carolina, from time to time, as NationsBank's prime rate; or

                                  (b) one-half of one percent (1/2 of 1%) per
                         annum above the Federal Funds Rate.

                         "Base Rate Loan" means a U.S. Loan which bears interest
                    as provided in Section 2.04(a).

                         "Benefit Plan" means any employee benefit plan which is
                  covered by Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the Code (other than any Multiemployer Plan) and is maintained or contributed to by the Company or any member of the Controlled Group.

                         "Borrower"  means  any of  the  Company,  the  European
                    Borrowers or the Asian Borrowers.

                         "Borrowing"  means a Tranche A Borrowing or a Tranche B
                    Borrowing, as the case may be.

                         "Business  Day" means a day of the year on which  banks
                  are not required or authorized to close in New York City, Chicago, Illinois or Charlotte, North Carolina and, (i) if the applicable Business Day relates to any Tranche A Loans which constitute Eurocurrency Rate Loans, on which dealings are carried on in the London interbank market and in the related Applicable European Country and (ii) if the applicable Business Day relates to any Tranche B Loan, on which dealings are carried on in the interbank markets in Hong Kong and in the related Applicable Asian Country.

                         "Buy-Lease" means (a) any lease of any Equipment by the
                  Company as lessee, or (b) any conditional sale or similar arrangement providing for the purchase of any Equipment by the Company and the retention by the seller thereof of a Lien in such Equipment to secure the payment of amounts payable thereunder by the Company.

                         "Citibank"  means  Citibank,  N.A., a national  banking
                    association.

                         "Citibank London" means Citibank  International  plc, a
                  Company organized and existing under the laws of the United Kingdom.

                         "Citicorp    International,    Ltd."   means   Citicorp
                  International, Ltd., a company organized and existing under the laws of Hong Kong.

                         "Closing  Date"  means  the  date on  which  all of the
                  conditions precedent set forth in Section 7.01 are satisfied in full.

                         "Code"  means the  Internal  Revenue  Code of 1986,  as
                  amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time.

                         "Collateral  Account"  has  the  meaning  specified  in
                    Section 6.11.

                         "Commitment" means, for each Bank, the amount set forth
                  opposite such Bank's name under the heading "Commitment" on the signature pages hereof or, if such Bank has entered into one or more Assignments and Acceptances, set forth for such Bank in the Register, as such amount may be reduced or otherwise adjusted from time to time pursuant to the terms of this Agreement.

                         "Company" means Comdisco, Inc., a Delaware corporation,
                  and includes its successors (including, without limitation, a receiver, trustee or debtor-in-possession of or for the Company) and permitted assigns.

                         "Compliance    Certificate"    means   a   certificate,
                  substantially in the form of Exhibit F hereto, executed by the Chief Executive Officer or Chief Financial Officer or Controller of the Company, together with all schedules annexed thereto.

                         "Contract" shall mean:

                                  (a)   any lease of any Equipment by the
                  Company or any of its Subsidiaries (in each case as lessor);

                                  (b) any conditional sale or similar arrangement providing for the sale by the Company or any of its Subsidiaries of any Equipment and for the retention by the Company or such Subsidiary of a Lien in such Equipment to secure the payment of amounts payable thereunder by the purchaser thereof; or

                                  (c) any note  (and any  related  loan or other
                  agreement) evidencing a loan by the Company or any of its Subsidiaries to finance the acquisition (including an acquisition theretofore made) of any Equipment and secured by a Lien on such Equipment;

                  and "related Contract" means, when used with reference to any Equipment, the Contract covering or secured by such Equipment.

                         "Contract Receivable" shall mean all amounts due and to
                  become due from time to time under each Contract from the Obligor thereunder to the Company or one of its Subsidiaries, whether or not subject to any termination or similar option, including, without limitation, (a) in the case of any lease, all amounts payable as rental or pursuant to any purchase, renewal, termination or other obligation or option of such Obligor, (b) in the case of any conditional sale agreement or similar arrangement, all amounts payable as purchase price (including interest) or pursuant to any other obligation or option of such Obligor, and (c) in the case of any note evidencing a loan, all amounts payable as principal and interest or pursuant to any other obligation or option of such Obligor; and "related Contract Receivable" means the Contract Receivable with respect to a specified Contract.

                         "Contractual  Obligation",  as applied  to any  Person,
                  shall mean any provision of any securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking, document, instrument or other agreement or instrument to which that Person is a party or by which it or any of its properties is bound, or to which it or any of its properties is subject (including, without limitation, any restrictive covenant affecting such Person or any of its properties).

                         "Controlled  Group"  means all members of a  controlled
                  group of corporations and all trades or businesses (whether or not incorporated) under common control which, together with the Company, are treated as a single employer under Sections 414(b), 414(c) or 414(m) of the Code and Section 4001(a)(14)
                  of ERISA.

                         "Convert",  "Conversion" and "Converted" each refers to
                    a conversion of U.S. Loans of one Type into U.S. Loans of another Type pursuant to Section 2.06.

                         "Credit   Documents"   means   this   Agreement,    the
                  Multicurrency Borrower Assumption Agreements, guaranties and other agreements, instruments and written indicia of Contractual Obligations between the Company or any of its Subsidiaries and the Agents, the Banks or their respective Applicable Lending Offices by or on behalf of the Company or any of its Subsidiaries pursuant to or in connection with the transactions contemplated hereby.

                         "Debt"  means,  with  respect  to any  Person,  without
                  duplication, (i) all indebtedness, obligations or other liabilities of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, acceptances, notes or other similar instruments, (iii) all reimbursement obligations and other liabilities of such Person with respect to letters of credit issued for such Person's account, (iv) all obligations of such Person to pay the deferred purchase price of property or services, (v) all obligations of such Person as lessee under leases which shall have been or should be, in accordance with GAAP, recorded on such Person's balance sheet as capital leases, (vi) all indebtedness, obligations or other liabilities of such Person or others secured by a Lien on any asset of such Person, whether or not such indebtedness, obligations or liabilities are assumed by or are a personal liability of such Person, and
                  (vii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vi) above.

                         "Dollar   Equivalent"  means,  for  an  amount  of  any
                  Alternative  Currency,  the amount of Dollars  which  could be realized by converting such amount of Alternative Currency into Dollars at the rate of exchange quoted (i) with respect to Tranche B, by the Tranche B Agent pursuant to the provisions of Article III hereof, and (ii) with respect to Tranche A, by Citibank in New York City, at 9:00 A.M. (New York time) on the date of determination, to prime banks in New York City for the spot purchase in the New York foreign exchange market of such amount of Dollars with such Alternative Currency.

                         "Dollars"  and the sign "$" each means the lawful money
                    of the United States.

                         "Eligible  Contract" means any Contract which satisfies
                    all of the following requirements:

                                  (a) the Obligor thereunder is not an Affiliate
                  of the Company;

                                  (b) the Company or a Subsidiary of the Company
                  is (i) the lawful owner of the Equipment subject to such Contract or (ii) if such Contract is a sublease, the lessee of such Equipment or (iii) the holder of a perfected security interest in such Equipment; and

                                  (c)  the related Obligor shall not have:

                                       (i)   asserted   any  then   existing  or
                    potential offset, counterclaim or other defense with respect to any amount due or to become due under such Contract whether related to the Contract or otherwise,

                                       (ii)  failed   (which   failure  is  then
                    continuing) to pay in full any amount payable by it, or to perform fully any other obligation to be performed by it, under such Contract within 90 days after such amount is due and payable or such other obligation is to be performed, or

                                       (iii)  become  insolvent,   or  generally
                    failed to pay its debts as they become due, or admitted in writing its inability or refusal to pay its debts as they mature or consented to or acquiesced in the appointment of a trustee, receiver or other custodian for it or any of its property; or, in the absence of such application, consent or acquiescence, had a trustee, receiver or other custodian appointed for such Obligor or for a substantial part of its property; or had any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy or insolvency law, or any dissolution or liquidation proceeding, instituted by or against such Obligor; or taken any corporate action to authorize any of the foregoing; provided, however, that any Contract which is not an Eligible Contract solely due to the provisions of this clause (iii) shall become an Eligible Contract upon affirmation of such Contract by the Obligor (or the trustee for or other successor-in-interest to the Obligor) in an appropriate proceeding.

                         "Eligible    Multicurrency    Borrower"    means   each
                  wholly-owned Subsidiary of the Company listed on Schedule 1.01A hereto with respect to an Applicable European Country or an Applicable Asian Country.

                         "Equipment"  means tangible  personal property (whether
                  such tangible personal property is defined as inventory, equipment or farm products under the Illinois Uniform Commercial Code) used in business (i.e., used for any purpose other than personal, family or household purposes); and "related Equipment", when used with reference to any Contract, means the Equipment subject to or securing such Contract.

                         "ERISA" means the Employee  Retirement  Income Security
                  Act of 1974, as amended from time to time, and the regulations promulgated and rulings issued thereunder.

                         "ERISA  Affiliate" shall mean any (i) corporation which
                  is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Company; (ii) partnership, trade or business (whether or not incorporated) which is under common control (within the meaning of Section 414(c) of the Code) with the Company; and
                  (iii) member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Company, any corporation described in clause (i) or any partnership, trade or business described in clause (ii).

                         "Eurocurrency  Liabilities" has the meaning assigned to
                  that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.


                         "Eurocurrency Rate" means:

                                  (a) with  respect to any  Interest  Period for
                  each Tranche A Loan which constitutes a Eurocurrency Rate Loan comprising part of the same Borrowing, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of one-sixteenth of one percent (1/16 of 1%) per annum, if such average is not such a multiple) of the rates per annum at which deposits in Dollars or the relevant Permitted Currency are offered by the principal office of each of the Reference Banks in London, England to prime banks in the London interbank market at 11:00 A.M. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to such Reference Bank's Eurocurrency Rate Loan comprising part of such Borrowing and for a period equal to such Interest Period;

                                  (b) with  respect to any  Interest  Period for
                  each Tranche B Loan comprising part of the same Borrowing denominated in Australian dollars, the rate per annum (rounded upward to the nearest 1/16 of 1%) equal to the Bank Bill Rate as determined by the Tranche B Agent on the first day of such Interest Period in an amount substantially equal to Citibank's Tranche B Loan comprising part of such Borrowing and for a period equal to such Interest Period;

                                  (c) with  respect to any  Interest  Period for
                  each Tranche B Loan comprising part of the same Borrowing denominated in Japanese yen, the rate per annum (rounded upward to the nearest 1/16 of 1%) equal to TIBOR as determined by the Tranche B Agent two Business Days before the first day of such Interest Period in an amount substantially equal to Citibank's Tranche B Loan comprising part of such Borrowing and for a period equal to such Interest Period; and

                                  (d) with  respect to any  Interest  Period for
                  each Tranche B Loan comprising part of the same Borrowing to be made in Singapore and denominated in Dollars or Singapore dollars, the rate per annum (rounded upward to the nearest 1/16 of 1%) equal to SIBOR as determined by the Tranche B Agent (or, for Singapore Loans, each Tranche B Bank) two Business Days before the first day of such Interest Period, in the case of a Borrowing denominated in Dollars, and one Business Day before the first day of such Interest Period, in the case of a Borrowing denominated in Singapore dollars, in an amount substantially equal to Citibank's Tranche B Loan comprising part of such Borrowing and for a period equal to such Interest Period.


                         "Eurocurrency  Rate Loan"  means (i) a  European  Loan,
                  (ii) a U.S. Loan which bears interest as provided in Section 2.04(b) or (iii) a Tranche B Loan.

                         "Eurocurrency Rate Reserve  Percentage" of any Bank for
                  any Interest Period for any Eurocurrency Rate Loan means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

                         "Eurodollar  Lending Office" means, with respect to any
                  Bank, the office of such Bank specified as its "Eurodollar Lending Office" opposite its name on Schedule 1.01 hereto or in the Assignment and Acceptance pursuant to which it became a Bank, or such other office of such Bank as such Bank may from time to time specify to the Company, the Tranche A Agent and the Administrative Agent.

                         "European Borrower" means each wholly-owned  Subsidiary
                  of the Company (a) which is organized under the laws of or licensed to do business in an Applicable European Country, (b) which is either listed on Schedule 1.01A hereto as an Eligible Multicurrency Borrower in such Applicable European Country or approved in writing as a European Borrower in such Applicable European Country by the Applicable European Lending Office of each Bank in such Applicable European Country and (c) as to which a Multicurrency Borrower Assumption Agreement shall have been delivered to the Administrative Agent (copies of which shall be promptly delivered to each Applicable European Lending Office in such Applicable European Country and the Tranche A European Sub-Agent), duly executed on behalf of such Subsidiary and the Company (together with such documentation with respect to such Subsidiary as may be required under such Multicurrency Borrower Assumption Agreement).

                         "European  Borrowing"  means a borrowing  consisting of
                  simultaneous European Loans made to a European Borrower by the Banks pursuant to Section 2.01(b).

                         "European  Lending  Office" means,  with respect to any
                  Bank, the office of such Bank executing this Agreement or specified as a "European Lending Office" in one or more Applicable European Countries opposite its name on the signature pages hereof or on Schedule 1.01 hereto or executing the Assignment and Acceptance pursuant to which such Bank became a Bank and specified as a "European Lending Office" on the signature pages thereof (or, if no such office for such Bank executes this Agreement and is not so specified, its U.S. Lending Office). A Bank may designate different offices as its "European Lending Office" with respect to its Tranche A Loans and each Available European Currency thereunder, and the term "European Lending Office" shall refer to any or all such offices, collectively, as the context may require when used in respect of such Bank.

                         "European   Loans"  means  a  loan  denominated  in  an
                  Available European Currency and made by a Bank to a European Borrower pursuant to Section 2.01(b) for availability through the Tranche A European Sub-Agent in London, England.

                         "Events  of  Default"  has  the  meaning  specified  in
                    Section 10.01.

                         "Facility  Margin  Rate"  means,  as  of  any  date  of
                  determination, a per annum rate equal to the rate set forth below opposite the then applicable Performance Level set forth below:

                         Performance Level         Facility Margin Rate
                             Level 1                        0.09%

                             Level 2                        0.10%

                             Level 3                        0.15%

                             Level 4                        0.20%

                             Level 5                        0.25%

                         "Federal   Funds  Rate"  means,   for  any  period,   a
                  fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Tranche A Agent from three Federal funds brokers of recognized standing selected by it.

                         "Fiscal Year" means a fiscal year of the Company.

                         "Fourth  Amended  Agreement"  means that certain Fourth
                  Amended and Restated Global Credit Agreement dated as of December 18, 1995 among the Company, the financial institutions from time to time party thereto, and Citibank and NationsBank, as co-agents and co-arrangers thereunder, as the same has been amended, supplemented or otherwise modified from time to time prior to the Closing Date.

                         "GAAP" means generally accepted  accounting  principles
                  as in effect from time to time in the United States, as set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entities as may be in general use by significant segments of the accounting profession, which are applicable to the circumstances as of the date of determination.

                         "Governmental  Authority"  shall  mean  any  nation  or
                  government, any federal, state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

                         "Individual  Material  Amount"  means,  at any time, an
                  amount equal to the higher of (i) two percent (2%) of the Consolidated Tangible Net Worth of the Company at such time and (ii) $10,000,000.

                         "Interest  Period" means,  for each  Eurocurrency  Rate
                  Loan comprising part of the same Borrowing, the period commencing on the date of the making or the Conversion of a Loan into such Loan and ending on the last day of the period selected by the Company (on behalf of itself or another Multicurrency Borrower, as the case may be) pursuant to the provisions below. Each such Interest Period shall be a period of fourteen (14) days, one month, two, three, six or (with respect to U.S. Loans) nine months, as the Company may select (on behalf of itself or another Multicurrency Borrower, as the case may be) pursuant to the terms of this Agreement; provided, however, that:

                                  (a) Interest  Periods  commencing  on the same
                         date for Loans comprising part of the same Borrowing shall be of the same duration;

                                  (b) whenever the last day of any Interest Period would otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of such Interest Period shall occur on the next preceding Business Day;

                                  (c)  the Company may not select an Interest
                         Period of nine months for Multicurrency Loans; and

                                  (d) the last day of each Interest Period shall
                         be on or before the Scheduled Maturity Date then in effect.

                         "Lien" shall mean any mortgage,  deed of trust, pledge,
                  hypothecation, assignment, collateral deposit arrangement, security interest, encumbrance (including, but not limited to, easements, rights of way, zoning restrictions, restrictive covenants and the like), lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, the interest of a lessor under a lease which has been or should be (in accordance with GAAP) recorded on the lessor's balance sheet as a capital lease, and the filing of any financing statement (other than a financing statement filed by a "true" lessor pursuant to 9-408 of the Uniform Commercial Code or an equivalent statute) naming the Company or any of its Subsidiaries as owner of the collateral to which such Lien relates as debtor, under the Uniform Commercial Code or other comparable law of any jurisdiction.

                         "Limited  Recourse  Obligation" means any obligation of
                  the Company or any of its Subsidiaries with respect to which a portion, but not all, of the Company's or such Subsidiary's liability thereunder constitutes a Non-Recourse Obligation.

                         "Loan"  means any Tranche A Loan or Tranche B Loan,  as
                    the case may be.

                         "MLA Cost"  means,  with  respect to any Tranche A Loan
                  denominated in British pounds sterling and made by a Bank (whether or not through a European Lending Office) and maintained on the books and records of an office or Affiliate thereof in London, England, the costs, if any, incurred by such Bank or European Lending Office pursuant to a reserve requirement on such Tranche A Loan imposed by the Bank of England and calculated in accordance with the formula described on Exhibit I hereto.

                         "Majority  Banks"  means  Banks  whose  Voting Pro Rata
                    Shares aggregate to more than 50%.

                         "Material  Subsidiary"  means  any  Subsidiary  of  the
                  Company which either (i) has total assets, determined in accordance with GAAP, of at least $20,000,000 at the time of such calculation or (ii) has net cash provided by continuing operations (determined, for any fiscal quarter, in accordance with GAAP) which constitutes five percent (5%) or more of the consolidated net cash provided by continuing operations of the Company and its Subsidiaries; it being understood that once a Subsidiary of the Company is a Material Subsidiary it shall remain as such for the purposes of this Agreement notwithstanding any subsequent decrease in its total assets or net cash provided by continuing operations; provided, that if a Material Subsidiary no longer satisfies either condition set forth above and the Board of Directors of the Company determines that such Subsidiary is not material to the consolidated financial condition or operations of the Company and its Subsidiaries, then for so long as such Subsidiary satisfies neither such condition, such Subsidiary shall not be a Material Subsidiary.

                         "MOF" means  collectively,  (i) that  certain  Facility
                  Agreement dated as of June 4, 1991 among the Company, National Westminster Bank PLC, Barclays Bank PLC and the banks from time to time party thereto, as the same has been and may from time to time hereafter be amended, restated, supplemented or otherwise modified, and (ii) that certain Facility Agreement dated as of December 30, 1994 among the Company, National Westminster Bank PLC, Barclays Bank PLC and the banks from time to time party thereto, as the same has been and may from time to time hereafter be amended, restated, supplemented or otherwise modified.

                         "Moody's" means Moody's  Investors  Services,  Inc., or
                    its successor.

                         "Multicurrency  Borrower"  means any one or more of the
                    European Borrowers or the Asian Borrowers.

                         "Multicurrency  Borrower Assumption  Agreement" means a
                  Multicurrency Borrower Assumption Agreement in substantially the form of Exhibit C hereto.

                         "Multicurrency  Loans"  means any and all (i)  European
                    Loans and (ii) Tranche B Loans.

                         "Multicurrency  Obligations"  means the  Obligations of
                    any and all Multicurrency Borrowers.

                         "Multiemployer  Plan" means a  "multiemployer  plan" as
                  defined in Section 4001(a)(3) of ERISA which is contributed to by the Company or any member of the Controlled Group.

                         "NationsBank"  means  NationsBank,   N.A.,  a  national
                    banking association.

                         "Non-Recourse  Obligation"  means any obligation of the
                  Company or any of its Subsidiaries incurred to finance any Equipment or the purchase or lease thereof which is secured by a Lien on (and only on) such Equipment, any related Contract, the related Contract Receivable, proceeds of insurance covering such Equipment, any insurance policy from insureds which are not affiliated with the Company insuring a portion of the related Contract Receivable, or any combination of the foregoing, but only if:

                                  (a) such Non-Recourse Obligation is payable
                         solely out of the security therefor;

                                  (b) neither the Company nor any  Subsidiary of
                         the Company in any respect guarantees or otherwise becomes responsible for the performance of any warranty or agreement of the Obligor under any related Contract; and

                                  (c) neither the Company nor any  Subsidiary of
                         the Company has any liability in connection with such Non-Recourse Obligation, except for warranties as to genuineness of signatures, the Company's or such Subsidiary's title to or interest in the related Equipment and similar warranties as not being inconsistent with a non-recourse obligation with respect to such Equipment and the related Contract.

                         "Non-Recourse  Subsidiary"  means any Subsidiary of the
                  Company where (i) all of the assets of such Subsidiary were acquired and all of the Debts of such Subsidiary were incurred in a single transaction, (ii) all Debts of such Subsidiary constitute claims only against such Subsidiary, and (iii) neither the Company nor any other Subsidiary of the Company shall have incurred any Accommodation Obligations with respect to any Debts of such Subsidiary.

                         "Notice of  Conversion"  has the meaning  specified  in
                    Section 2.06(b).

                         "Notice of Reallocation"  has the meaning  specified in
                    Section 5.01(a).

                         "Notice of Borrowing"  means either a Notice of Tranche
                    A Borrowing or Notice of Tranche B Borrowing.

                         "Notice  of  Tranche  A  Borrowing"   has  the  meaning
                    specified in Section 2.02(a).

                         "Notice  of  Tranche  B  Borrowing"   has  the  meaning
                    specified in Section 3.02(a).

                         "Obligations"  means all  present  and future  Debt and
                  other liabilities of the Company and any Subsidiary of the Company (including, without limitation, any Multicurrency Borrower) under any of the Credit Documents owing to any Agent, any Bank, or any Person entitled to indemnification pursuant to Section 12.04, or any of their respective successors, transferees or assigns, of every type and description, arising under or in connection with this Agreement or any other Credit Document or the transactions contemplated hereby or thereby, whether or not for the payment of money, whether arising by reason of any extension of credit, any loan, guaranty, indemnification, or in any other manner, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired. The term includes, without limitation, all interest, charges, expenses, fees, attorneys' fees and disbursements and any other sum chargeable to the Company and the other Borrowers under this Agreement or any other Credit Document.

                         "Obligor" means the lessee, purchaser or borrower under
                    a Contract.

                         "Performance Levels" means,  collectively,  Performance
                  Level 1, Performance Level 2, Performance Level 3, Performance Level 4 and Performance Level 5; and "Performance Level" means, any of Performance Level 1, Performance Level 2, Performance Level 3, Performance Level 4 or Performance Level
                  5. For purposes of determination of a given Performance Level,
                  (i) if neither S&P nor Moody's, at any given date, has in effect a rating designated in the definition of Performance Level 1, Performance Level 2, Performance Level 3 or Performance Level 4, then Performance Level 5 shall be deemed to be the applicable Performance Level; (ii) if the ratings of the respective rating agencies fall within different Performance Levels, the applicable Performance Level shall be determined based upon the higher of the two ratings; and (iii) if the rating by either rating agency shall be changed (other than as a result of a change in the rating system of such rating agency), such change shall be effective as of the date on which it is first announced by such rating agency and continue effective until the date immediately preceding the effective date of the next subsequent change. If the rating system of either rating agency shall change, or if either rating agency shall cease to be in the business of rating corporate debt obligations or shall not have in effect a rating for reasons outside the control of the Company, the parties hereto shall negotiate in good faith to amend this definition to reflect such changed rating system or the absence of such rating and, pending the effectiveness of any such amendment, the applicable Performance Level shall be determined by reference to the rating from the other rating agency specified.

                         "Performance  Level 1" means  that  level of  financial
                  performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated at least A- by S&P or A3 by Moody's.
                         "Performance  Level 2" means  that  level of  financial
                  performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated BBB+ by S&P or Baa1 by Moody's.

                         "Performance  Level 3" means  that  level of  financial
                  performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated BBB by S&P or Baa2 by Moody's.

                         "Performance  Level 4" means  that  level of  financial
                  performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated BBB-by S&P or Baa3 by Moody's.

                         "Performance  Level 5" means  that  level of  financial
                  performance of the Company, on a consolidated basis, in effect on any given date at which the long term, senior unsecured, non-credit enhanced Indebtedness of the Company is rated lower than that required for Performance Level 4.

                         "Permitted   Currency"  means  any  Available  European
                    Currency or Available Asian Currency.

                         "Person" means an individual, partnership,  corporation
                  (including a business trust), joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof.

                         "Plan"  means any  employee  benefit  plan  defined  in
                  Section 3(3) of ERISA in respect of which the Company or any member of the Controlled Group is, or within the immediately preceding five years was, an "employer" as defined in Section 3(5) of ERISA.

                         "Reallocation"  has the  meaning  specified  in Section
                    5.01(a).

                         "Reallocation Effective Date" has the meaning specified
                    in Section 5.01(a).

                         "Reference  Banks"  means  Caisse  Nationale  De Credit
                  Agricole, Citibank and NationsBank (or, if applicable, an Affiliate in either case thereof), and shall include their respective successors.

                         "Register"   has  the  meaning   specified  in  Section
                    12.06(c).

                         "Requirements of Law" shall mean, as to any Person, the
                  charter and by-laws or other organizational or governing documents of such Person, and any law, rule or regulation, or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject, including, without limitation, the Securities Act of 1933, the Securities Exchange Act of 1934, Regulations G, U and X of the Board of Governors of the Federal Reserve System, and any certificate of occupancy, zoning ordinance, building, environmental or land use requirement, approval, permit or license or occupational safety or health law, rule or regulation.

                         "S&P" means Standard & Poor's Ratings Group, a division
                  of the McGraw-Hill Companies, Inc., or its successor.

                         "Sale  and  Leaseback"  has the  meaning  specified  in
                    Section 9.03(d).

                         "Scheduled  Maturity  Date" means December 16, 1999, as
                    such date may be extended pursuant to Section 12.07.

                         "Senior  Unsecured  Indebtedness"  means all  unsecured
                    Debt of the Company other than Subordinated Debt.

                         "SIBOR" means, on the day the same is to be determined:

                                       (a) with  respect to any  Singapore  Loan
                         made by a Tranche B Bank, the rate (as determined by such Tranche B Bank on the day the same is to be determined) which is equal to the sum of (i) the rate at which such Tranche B Bank is able to acquire Singapore dollars in the Singapore interbank market (or such other sources as such Tranche B Bank may select) for a period equal to the relevant Interest Period of such Borrowing and in an amount comparable with such Tranche B Bank's Singapore Loan and (ii) the rate determined by such Tranche B Bank to represent its cost of compliance with liquidity, reserves, deposits or similar requirements imposed by any relevant governmental authority in connection with such Tranche B Bank's Singapore Loan; and

                                       (b) with respect to any Loan  denominated
                         in Dollars and made by a Tranche B Bank in Singapore, the arithmetic mean of the offered rates (unless there is also a single rate provided, in which case such single rate shall be used) for deposits of Dollars in the Singapore interbank market, having a maturity equal (or as close as practicable) to the maturity of the relevant Tranche B Borrowing that appears on page "SIBO" on the Reuters Monitor Money Rates Service (or such other page on the Reuters Monitor Money Rates Service as is used at such time to display offered rates for deposit of Dollars, as applicable, in the Singapore interbank markets) (the "Designated Reuters Page") as of 11:00 a.m. (Singapore time) on such day. If no rate appears on the Designated Reuters Page, then the Tranche B Agent will request the principal Singapore offices of each of Bank of America N.T. & S.A., Singapore Branch, National Westminster Bank PLC, Singapore Branch, The Development Bank of Singapore and the Bank of Tokyo-Mitsubishi Ltd., Singapore Branch to provide the Tranche B Agent with their offered quotation for deposits in Dollars for the relevant maturity commencing on such day to prime banks in the Singapore interbank market at 11:00 a.m. (Singapore time). If at least two such quotations are provided, SIBOR shall be the arithmetic mean (rounded to four decimal places, with .00005 being rounded to .0001) of such quotations.

                         "Singapore  Loans"  means a  Tranche  B Loan made to an
                  Asian   Borrower  by  a  Tranche  B  Bank  in  Singapore   and
                  denominated in Singapore dollars.

                         "Singapore  Sub-Commitment" means, with respect to each
                  Tranche B Bank at such time the same is to be determined, the Dollar Equivalent of the amount set forth in Singapore dollars opposite such Bank's name under the heading "Singapore
                  Sub-Commitment" on the signature pages hereof or in an Assignment and Acceptance. The Singapore Sub-Commitment limits each Tranche B Bank's obligation to make Singapore Loans hereunder and is not meant to and shall not in any way or under any circumstances increase or otherwise affect any Tranche B Bank's Commitment or Tranche B Pro Rata Share.

                         "Subordinated  Debt"  means any Debt of the  Company or
                  any Subsidiary of the Company for money borrowed which is expressed to be subordinate to any other Debt of the Company or such Subsidiary.

                         "Subsidiary"   of  a  Person  means  any   corporation,
                  partnership (limited or general), trust or other entity of which a majority of the stock (or equivalent ownership or controlling interest) having voting power to elect a majority of the Board of Directors (if a corporation) or to select the trustee or equivalent controlling interest, shall, at the time such reference becomes operative, be directly or indirectly owned or controlled by such Person or one or more of the other Subsidiaries of such Person or any combination thereof.

                         "Syndication  Agent" means  NationsBank in its separate
                  capacity as syndication agent for the Banks. The capacity of NationsBank as "Syndication Agent" is titular in nature and NationsBank shall have no additional rights or obligations under this Agreement by virtue of such capacity.

                         "Termination  Date" means the earlier of the  Scheduled
                  Maturity Date or the date of the termination in whole of the Tranche A Commitment and the Tranche B Commitment pursuant to
                  Section 10.02.

                         "TIBOR" means, on the day the same is to be determined,
                  the rate at which deposits in Japanese yen are offered in the Tokyo interbank market, having a maturity equal (or as close as practicable) to the maturity of the relevant Tranche B Loans, that appears on page "DTIBOR 01" on the Reuters Monitor Money Rates Service (or such other page on the Reuters Monitor Money Rates Service as is used at such time to display offered rates for deposits Japanese yen in the Tokyo interbank markets) as quoted by the Tranche B Agent at 11:00 a.m. (Tokyo time) on such day.

                         "Total   Commitments"  means  the  aggregate  principal
                  amount of the Commitments of all of the Banks, the maximum amount of which shall be Three Hundred Million Dollars ($300,000,000) (as such amount may from time to time be increased in accordance with the terms of Section 12.24 hereof).

                         "Tranche" means either Tranche A or Tranche B.

                         "Tranche A" means the tranche  subfacility  provided to
                    the Company pursuant to Article II.

                         "Tranche A Agent" means  NationsBank in its capacity as
                  agent under Tranche A, and includes any successor Tranche A Agent appointed pursuant to Section 11.07.

                         "Tranche A Borrower"  means the Company or any European
                    Borrower.

                         "Tranche  A  Borrowing"  means  a U.S.  Borrowing  or a
                    European Borrowing made under Tranche A.

                         "Tranche A Commitment"  means the aggregate  obligation
                  of the Banks to make Tranche A Loans pursuant to the terms of this Agreement, and shall on the Closing Date be in an amount equal to One Hundred Seventy-Four Million Dollars ($174,000,000), as such amount may from time to time be adjusted in accordance with the terms of this Agreement; provided, that at no time may the sum of the Tranche A Commitment and Tranche B Commitment exceed the Total Commitments at such time.

                         "Tranche A European Sub-Agent" means Citibank London in
                  its capacity as agent under Tranche A, and includes any successor Tranche A European Sub-Agent appointed pursuant to
                  Section 11.07.

                         "Tranche A Loan" means a U.S.  Loan or a European  Loan
                  by a Bank to a Tranche A Borrower pursuant to Section 2.01.

                         "Tranche  A  Obligations"   means  all  of  the  unpaid
                  principal of, or interest on, and fees, expenses and other amounts owing under or in connection with, the Tranche A Loans.

                         "Tranche A Pro Rata Share"  means,  with respect to any
                  Bank at any time, a fraction (expressed as a percentage), (a) the numerator of which shall be the then current amount of such Bank's Commitment less (i) such Bank's Tranche B Pro Rata Share of the Tranche B Commitment at such time (if such Bank is a Tranche B Bank) and (ii) the aggregate principal amount of all Tranche A Loans outstanding at such time owing to such Bank, and (b) the denominator of which shall be the excess of the then current Tranche A Commitment over the aggregate principal amount of all Tranche A Loans outstanding at such time, in each case, as adjusted from time to time in accordance with the provisions of Article V and Section 12.06.

                         "Tranche Agents" means the Tranche A Agent, the Tranche
                    A European Sub-Agent and the Tranche B Agent.

                         "Tranche B" means the tranche  subfacility  provided to
                    the Company pursuant to Article III.

                         "Tranche B Agent" means Citicorp  International,  Ltd.,
                  Hong Kong, in its capacity as agent under Tranche B, and includes any successor Tranche B Agent appointed pursuant to
                  Section 11.07.

                         "Tranche   B  Bank"   means   each  of  the   financial
                  institutions party to this Agreement and named as a Tranche B Bank on the signature pages hereof or which becomes a party to this Agreement pursuant to an Assignment and Acceptance from a Tranche B Bank in accordance with Section 12.06 or becomes a Tranche B Bank by virtue of Section 3.06(b).

                         "Tranche B Borrowing"  means a borrowing  consisting of
                  simultaneous Tranche B Loans made to an Asian Borrower by the Tranche B Banks pursuant to Section 3.01.

                         "Tranche B Commitment"  means the aggregate  obligation
                  of the Tranche B Banks to make Tranche B Loans pursuant to the terms of this Agreement, and shall on the Closing Date be in an amount equal to One Hundred Twenty-Six Million Dollars ($126,000,000), as such amount may from time to time be adjusted in accordance with the terms of this Agreement; provided, that at no time may the sum of the Tranche B Commitment and the Tranche A Commitment exceed the Total Commitments at such time.

                         "Tranche B Lending  Office"  means with  respect to any
                  Tranche B Bank, each office of such Bank executing this Agreement and specified as a "Tranche B Lending Office" of such Bank in an Applicable Asian Country on the signature pages hereof or executing the Assignment and Acceptance pursuant to which such Bank became a Bank and specified as a "Tranche B Lending Office" on the signature pages thereof. A Bank shall designate different offices as its "Tranche B Lending Office" with respect to its Tranche B Loans and each Available Asian Currency thereunder, and the term "Tranche B Lending Office" shall refer to any or all such offices, collectively, as the context may require when used in respect of such Bank.

                         "Tranche B Loan"  means a loan made by a Tranche B Bank
                  through its applicable Tranche B Lending Office to an Asian Borrower pursuant to Section 3.01.

                         "Tranche  B  Obligations"   means  all  of  the  unpaid
                  principal of, interest on, and fees and expenses and other amounts owing under or in connection with the Tranche B Loans.

                         "Tranche B Pro Rata Share"  means,  with respect to any
                  Tranche B Bank at any time, a fraction (expressed as a percentage), the numerator of which shall be the then current amount of such Tranche B Bank's Commitment and the denominator of which shall be the aggregate Commitments of the Tranche B Banks, as adjusted from time to time in accordance with the provisions of Article V and Section 12.06.

                         "Tranche Commitment" means the Tranche A Commitment and
                    the Tranche B Commitment.

                         "Type" has the meaning  specified in the  definition of
                    "U.S. Loans" herein.

                         "U.S.   Borrowing"  means  a  borrowing  consisting  of
                  simultaneous U.S. Loans of the same Type (and, if Eurocurrency Rate Loans, having the same Interest Period) made to the Company by the Banks pursuant to Section 2.01(a), or Converted pursuant to Section 2.06.

                         "U.S.  Lending Office" means, with respect to any Bank,
                  the office of such Bank specified as its "U.S. Lending Office" opposite its name on Schedule 1.01 hereto or in the Assignment and Acceptance pursuant to which it became a Bank, or such other office of such Bank as such Bank may from time to time specify to the Company, the Tranche A Agent and the Administrative Agent.

                         "U.S.  Loans" means a loan  denominated  in Dollars and
                  made by a Bank to the Company pursuant to Section 2.01(a) for availability through the Tranche A Agent in the United States, and refers to either a Base Rate Loan or a Eurocurrency Rate Loan (each of which shall be a "Type" of Loan).

                         "Unmatured   Event  of  Default"  means  any  event  or
                  condition which, with the passage of time or the giving of notice or both, would constitute an Event of Default.

                         "Voting Pro Rata Share" shall mean, with respect to any
                    Bank, a fraction (expressed as a percentage):

                         (i) at any time prior to the termination of the Tranche
                  A Commitment and the Tranche B Commitment, the numerator of which shall be the Commitment of such Bank and the denominator of which shall be the Total Commitments at such time; and

                         (ii) at any time following the termination of the Tranche A Commitment and the Tranche B Commitment and so long as any Tranche A Loans or Tranche B Loans remain outstanding, the numerator of which shall be the sum of the aggregate outstanding Tranche A Loans and Tranche B Loans of such Bank, and the denominator of which shall be the aggregate outstanding Tranche A Loans and the Tranche B Loans of all of the Banks at such time.

               SECTION 1.02. Other Definitions. (a) The following terms, used in this Agreement in connection with the calculation of the financial covenants hereunder, have the meanings specified in the Compliance Certificate:

                "Fixed Charge Coverage Ratio"
                "Net Book (or Residual) Value"
                "Ratio of Unencumbered Cash Flow to
                  Contractual Payments"
                "Recourse Liabilities Ratio"
                "Remarketing Revenues"
                "Total Liabilities to Adjusted Net Worth Ratio"

               (b) The following terms, used in this Agreement in connection with the calculation of the financial covenants hereunder, shall have the following meanings:

                         "Consolidated Net Income" has the meaning given to such
                    term in accordance with GAAP.

                         "Consolidated  Tangible Net Worth" means,  at any time,
                  the consolidated capital (including in excess of par value) and retained earnings of the Company and its Subsidiaries (excluding, however, the deferred translation adjustment, if any, to the Company's shareholders' equity) less all franchises, patents, patent applications, trademarks, goodwill, research and development expense, the after-tax effect of unamortized debt discount and any other unamortized debt expense, and other intangibles, calculated in accordance with Schedule 1 to the Compliance Certificate.

                         "Earnings  from  Continuing  Operations  Before  Taxes"
                  means the earnings from continuing operations of the Company and its Subsidiaries before any adjustments for or on account of any income taxes, exclusive of any earnings or losses arising from the scheduled amortization or write-off of intangible assets.

                SECTION 1.03. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding".

                SECTION 1.04. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP in a manner consistent with the preparation of the financial statements referred to in Section 12.02(a).

                SECTION 1.05. Other Definitional Provisions. References to "Articles," "Sections," "subsections," "Schedules" and "Exhibits" shall be to Articles, Sections, subsections, Schedules and Exhibits, respectively, of this Agreement unless otherwise specifically provided. As used in this Agreement, singular terms shall include the plural and plural terms shall include the singular unless the context otherwise requires, and terms importing any gender shall include the other gender.


                                   ARTICLE II
                  AMOUNT AND TERMS OF THE TRANCHE A SUBFACILITY

                SECTION 2.01.  The Tranche A Loans.

                (a) U.S. Loans. Each Bank severally and not jointly agrees, on the terms and conditions hereinafter set forth, to make Tranche A Loans in the form of U.S. Loans to the Company from time to time on any Business Day during the period from the date hereof until the Termination Date. U.S. Loans which constitute Eurocurrency Rate Loans may be made by each Bank through the Eurodollar Lending Office of such Bank which is designated on Schedule 1.01. If no Eurodollar Lending Office is designated by a Bank, then any U.S. Loans which consititute Eurocurrency Rate Loans made by such Bank shall be made by the U.S. Lending Office thereof. The designation and use of any Eurodollar Lending Office hereunder shall not affect the rights and obligations under this Agreement of any Bank. Each U.S. Borrowing shall be in an aggregate amount equal to $5,000,000 or an integral multiple of $1,000,000 in excess thereof and shall consist of U.S. Loans comprised of either a Base Rate Loan or a Eurocurrency Rate Loan.

                (b) European Loans. Each Bank severally and not jointly agrees, on the terms and conditions hereinafter set forth, to make Tranche A Loans in the form of European Loans to the European Borrowers, from time to time on any Business Day during the period from the date hereof until the Termination Date. European Loans may be made by each Bank through the European Lending Office of such Bank which is designated on Schedule 1.01 as the applicable European Lending Office thereof for European Loans denominated in the related Available European Currency (each, an "Applicable European Lending Office"). If no European Lending Office is designated by a Bank as its Applicable European Lending Office for an Available European Currency, then any European Loans made by such Bank denominated in such Available European Currency shall be made by the U.S. Lending Office thereof. The designation and use of any Applicable European Lending Office hereunder shall not affect the rights and obligations of any Bank under this Agreement. Each European Borrowing shall consist of European Loans comprised of Eurocurrency Rate Loans denominated in a single currency, in an aggregate amount equal to (i) in the case of a European Borrowing denominated in Dollars, an aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof or (ii) in the case of a non-Dollar denominated European Borrowing, an integral multiple of 100,000 units in such Permitted Currency and (converted to the Dollar Equivalent thereof) equal to or greater than $5,000,000, provided, that in the case of any such non-Dollar denominated European Borrowing, the proceeds of which shall be used to repay a then maturing European Borrowing denominated in the same Permitted Currency, such new Borrowing may, subject to the terms and conditions otherwise set forth herein, be in an aggregate principal amount equal to the aggregate principal amount of such maturing Borrowing.

                (c) In no event shall a Tranche A Loan be made if after giving effect to such Tranche A Loan the aggregate principal amount (converted, if any such Loan is not denominated in Dollars, to the Dollar Equivalent thereof) of Tranche A Loans made by any Bank outstanding at such time exceeds the Dollar amount of such Bank's Adjusted Tranche A Pro Rata Share of the Tranche A Commitment at such time.

                (d) Borrowing/Reborrowing. Each Tranche A Borrowing shall be made on the same day to the same Tranche A Borrower by the Banks (through a European Lending Office if applicable) ratably in accordance with their respective Tranche A Pro Rata Shares. Within the limits of the Tranche A Commitment and subject to the terms of this Agreement, the Company and the other European Borrowers may borrow, prepay pursuant to Section 2.05 and reborrow under this Section 2.01. For the purposes of determining compliance with this
Section 2.01, the Dollar Equivalent of all non-Dollar denominated Tranche A Loans outstanding at any time shall be determined, in accordance with Section 2.02, by the Tranche A European Sub-Agent immediately prior to the issuance by the Company (on behalf of itself or a European Borrower) of a Notice of Tranche A Borrowing.

                SECTION  2.02.  Making the Tranche A Loans.

               (a) Each Tranche A Borrowing shall be made on written notice (each, a "Notice of Tranche A Borrowing") from the Company (on behalf of itself or a European Borrower) (i) to the Tranche A Agent, the Tranche A European Sub-Agent and the Administrative Agent, given not later than 10:00 A.M. (New York time) on the date of a proposed U.S. Borrowing of Base Rate Loans, (ii) to the Tranche A Agent, Tranche A European Sub-Agent and the Administrative Agent, given not later than 11:00 a.m. (New York time) on the third Business Day prior to the date of a proposed U.S. Borrowing of Eurocurrency Rate Loans and (iii) to the Tranche A European Sub-Agent, the Tranche A Agent and the Administrative Agent, given not later than 11:00 A.M. (London time) on the fourth Business Day prior to the date of such proposed European Borrowing.

                (b) Each Notice of Tranche A Borrowing shall be by telecopier or other form of teletransmission, in substantially the form of Exhibit A hereto, specifying therein the requested (i) Tranche A Borrower, (ii) date of such Tranche A Borrowing (which shall be a Business Day), (iii) currency in which such Tranche A Borrowing is to be denominated, (iv) Type of any U.S. Loans comprising such Tranche A Borrowing, (v) Interest Period for such Tranche A Borrowing in the case of a Tranche A Borrowing comprised of Eurocurrency Rate Loans, and (vi) aggregate amount of such Tranche A Borrowing. The Company shall request, within one Business Day prior to the issuance of the applicable Notice of Tranche A Borrowing, the advice of the Tranche A European Sub-Agent as to the Dollar Equivalent of the amount of all outstanding non-Dollar denominated Tranche A Loans (including the Tranche A Loans to be made under such Borrowing), and the Company shall specify such amount in such Notice of Tranche A Borrowing. In lieu of delivering the above-described Notice of Tranche A Borrowing, the Company (on behalf of itself or the applicable European Borrower) may give the applicable Agent, as provided in Section 2.02(a), telephonic notice of any proposed Tranche A Borrowing by the time required under Section 2.02(a); provided, that the Company agrees to confirm such notice in writing by facsimile transmission of an executed Notice of Tranche A Borrowing to such Agent no later than 5:00 p.m. (either New York or London time, as applicable) on the same day; provided further, however, that any failure by the Company to so confirm any telephonic notice shall in no event impair the validity of such telephonic notice.

                (c) Promptly after receipt of a Notice of Tranche A Borrowing under Section 2.02(a) (or telephonic notice in lieu thereof), and in any case not later than three Business Days prior to any proposed Tranche A Borrowing consisting of Eurocurrency Rate Loans, the Administrative Agent shall notify each Bank and Applicable Lending Office by telecopy or other form of teletransmission of the proposed Tranche A Borrowing. Each Bank (through a European Lending Office where applicable) shall, before 11:00 a.m. (New York time) (in the case of a U.S. Borrowing of Eurocurrency Rate Loans), 2:00 p.m. (New York time) (in the case of a U.S. Borrowing of Base Rate Loans) or 11:00 a.m. (London time) (in the case of a European Borrowing) on the date of such Tranche A Borrowing, make the amount of its Tranche A Loan available to either the Tranche A Agent (in the case of a U.S. Borrowing) or the Tranche A European Sub-Agent (in the case of a European Borrowing), at its address referred to in
Section 12.02, in the requested Available European Currency and in same day funds. After the applicable Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section 7.02, such Agent will make such funds available to the applicable Borrower at such Agent's aforesaid address.

                (d) Anything hereinabove to the contrary notwithstanding, if any
Bank shall, not later than 10:00 a.m. (London time) two Business Days before the date of any requested European Borrowing, notify the Tranche A Agent and the Tranche A European Sub-Agent that such Bank is not satisfied that deposits in the relevant Available European Currency will be freely available to it in the relevant amount and for the relevant Interest Period, the right of the Tranche A Borrowers to request Tranche A Loans in such Available European Currency from such Bank as part of such Borrowing or any subsequent Borrowing shall be suspended until such Bank shall notify the Tranche A Agent and the Tranche A European Sub-Agent that the circumstances causing such suspension no longer exist, and, at the option of the applicable Tranche A Borrower, either (i) the applicable Notice of Tranche A Borrowing may be withdrawn, and such Tranche A Borrowing shall not be made, or (ii) if such Tranche A Borrowing was not to have been denominated in Dollars, the Tranche A Loan to be made by such Bank as part of such Tranche A Borrowing (and the Tranche A Loan to be made by such Bank as part of any subsequent Borrowing in respect of which such Available European Currency shall have been requested during such period of suspension) shall be a Eurocurrency Rate Loan denominated in Dollars and having an Interest Period coextensive with the Interest Period in effect in respect of all other Tranche A Loans comprising a part of such Borrowing. If the applicable Tranche A Borrower elects to withdraw its Notice of Tranche A Borrowing, such Tranche A Borrower shall be liable to the Banks for any damages suffered on account thereof of a nature, other than loss of anticipated profits, described in the second sentence of subsection (e) below. Any Bank which delivers a notice pursuant to the first sentence of this Section 2.02(d) shall be liable to such Tranche A Borrower for the costs such Tranche A Borrower incurs pursuant to the sentence preceding hereto. The Tranche A Agent and the Tranche A European Sub-Agent shall, upon becoming aware that the circumstances causing any such suspension no longer apply, promptly so notify the Company, provided that the failure of the Tranche A Agent or Tranche A European Sub-Agent to so notify the Company shall not impair the rights of the Banks under this Section 2.02(d) or expose such Agent to any liability. In the event that a Bank delivers a notice pursuant to the first sentence of this Section 2.02(d) then, unless such Bank has theretofore taken steps to remove or cure, and has removed or cured, the circumstances described in such notice, the Company may pay to such Bank an amount equal to the outstanding principal amount of such Bank's Loans plus any accrued but unpaid interest thereon, and, if applicable, accrued but unpaid fees and expenses owed hereunder or in connection herewith (including, without limitation, under Section 6.04(a)(ii)), and upon such payment such Bank shall cease to be a Bank hereunder.

                (e) Each Notice of Tranche A Borrowing (or telephonic notice in lieu thereof) shall be irrevocable and binding on the applicable Tranche A Borrower on whose behalf it shall have been submitted. In the case of either a European Borrowing or a U.S. Borrowing which the Notice of Tranche A Borrowing (or telephonic notice in lieu thereof) specifies is to be comprised of Eurocurrency Rate Loans, the applicable Tranche A Borrower shall indemnify each Bank against any loss, cost or expense incurred by such Bank as a result of any failure to fulfill on or before the date specified in the applicable Notice of Tranche A Borrowing (or telephonic notice in lieu thereof) for such Tranche A Borrowing the applicable conditions set forth in Section 7.02, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the Tranche A Loan to be made by such Bank as part of such Tranche A Borrowing when such Tranche A Loan, as a result of such failure, is not made on such date.

                (f) Unless the Tranche A Agent (in the case of a U.S. Borrowing) or the Tranche A European Sub-Agent (in the case of a European Borrowing) shall have received notice from a Bank prior to the date of any Tranche A Borrowing that such Bank will not make available to the applicable Agent such Bank's ratable portion of such Tranche A Borrowing, such Agent may assume that such Bank (through a European Lending Office where applicable) has made such portion available to the appropriate Agent on the date of such Tranche A Borrowing in accordance with subsection (c) of this Section 2.02 and such Agent in its sole discretion may, in reliance upon such assumption, make available to the applicable Tranche A Borrower on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the applicable Agent, such Bank and such Tranche A Borrower severally agree to repay to such Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Tranche A Borrower until the date such amount is repaid to such Agent, at
(i) in the case of such Tranche A Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Bank, the applicable Agent's cost of funds for such time. If such Bank shall repay to the such Agent such corresponding amount, such amount so repaid shall constitute such Bank's Tranche A Loan as part of such Tranche A Borrowing for purposes of this Agreement. In addition to the foregoing, such Bank agrees to repay to such Agent forthwith on demand the amount of any costs or expenses incurred by such Agent on account of such non-delivery of funds of a nature, other than loss of anticipated profits, described in the second sentence of subsection (e) above.

                (g) The failure of any Bank to make the Tranche A Loan to be made by it as part of any Tranche A Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its Tranche A Loan on the date of such Tranche A Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Tranche A Loan to be made by such other Bank on the date of any Tranche A Borrowing.

                (h) Anything in subsection (a) above to the contrary notwithstanding, the Company may not select Eurocurrency Rate Loans for any U.S. Borrowing if any Event of Default or Unmatured Event of Default has occurred and is then continuing.

                SECTION 2.03. Repayment. Each of the Company and the other Tranche A Borrowers shall repay the principal amount of each Tranche A Loan made to it on the earlier of (i) the last day of the Interest Period for such Tranche A Loan or (ii) the Termination Date.

                SECTION 2.04. Interest. Subject to Section 6.07, each of the Company and the other Tranche A Borrowers shall pay interest on the unpaid principal amount of each Tranche A Loan made to it owing to each Bank from the date of such Tranche A Loan until such principal amount shall be paid in full, at the following rates per annum and at the following times:

                         (a) Base Rate Loans.  If such  Tranche A Loan is a Base
                  Rate Loan, a rate per annum equal at all times to the Base Rate in effect from time to time, payable on the last day of each calendar quarter, on any date such Base Rate Loan is Converted or paid in full and on the Termination Date.

                         (b) Eurocurrency  Rate Loans. If such Tranche A Loan is
                  a Eurocurrency Rate Loan, a rate per annum equal at all times during the Interest Period for such Loan to the sum of the Eurocurrency Rate for such Loan and such Interest Period plus the then effective Applicable Tranche A Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period.

If on any day a U.S. Loan is outstanding with respect to which effective notice has not been delivered to the Tranche A Agent in accordance with the terms hereof specifying the basis for determining the rate of interest applicable thereto (including, without limitation, Eurocurrency Rate Loans which, following the end of the Interest Period with respect thereto, are not reborrowed hereunder as Eurocurrency Rate Loans), then for such day such U.S. Loan shall be a Base Rate Loan. If on any day a European Loan is outstanding with respect to which effective notice has not been delivered to the Tranche A European Sub-Agent in accordance with the terms hereof specifying the basis for determining the rate of interest applicable thereto (including, without limitation, Eurocurrency Rate Loans which, following the end of the Interest Period with respect thereto, are not reborrowed hereunder as Eurocurrency Rate Loans), then the Tranche A European Sub-Agent shall calculate the interest thereon by (i) assigning an Interest Period to such European Loan of one month and determining the Eurocurrency Rate with respect thereto, or (ii) if the Eurocurrency Rate cannot be determined, after consultation with the Company, designating a rate or rates of interest, in lieu of the Eurocurrency Rate, which reasonably approximates the Banks' costs of funding the European Loans (and interest shall accrue on each such European Loan at the then effective Applicable Tranche A Margin plus either such Eurocurrency Rate or such other rate, as determined pursuant to clause (i) or (ii) above, respectively). Nothing in this Section 2.04, however, shall be deemed to constitute a consent to, or a waiver with respect to, any failure by a Tranche A Borrower to repay the principal amount of a Tranche A Loan as required under Section 2.03 above.

                SECTION 2.05. Prepayments. The Company and the European Borrowers may, upon at least one Business Day's prior written notice to the Tranche A Agent (with respect to Base Rate Loans), three Business Day's prior written notice to the Tranche A Agent (with respect to U.S. Loans which comprise Eurocurrency Rate Loans) or four Business Day's prior written notice to the Tranche A European Sub-Agent (with respect to European Loans), prepay the outstanding principal amounts of any Tranche A Loans comprising part of the same Tranche A Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount equal to an integral multiple of 100,000 units in the applicable Available European Currency and (converted to the Dollar Equivalent thereof calculated on the date of prepayment) equal to or greater than $3,000,000 (or, if less, the aggregate principal amount of such Tranche A Borrowing) and (y) any prepayment of any Eurocurrency Rate Loans shall be made on the last day of an Interest Period for such Loans, or otherwise only upon payment of the amounts described in Section 6.04(a)(ii). Any notice of prepayment given to an applicable Agent under this Section 2.05 shall be received by such Agent no later than 10:00 a.m. (New York time with regard to the Tranche A Agent; London time with regard to the Tranche A European Sub-Agent) on the date such notice must be given, and shall specify the date of prepayment and the aggregate principal amount of the prepayment. If a notice of prepayment has been delivered as provided herein, the principal amount of the Tranche A Loans specified in such notice shall become due and payable on the prepayment date specified in such notice.

                SECTION 2.06. Voluntary Conversion of U.S. Loans.

               (a) Subject to the provisions of Sections 6.07 and 6.08, the Company may, by notice delivered in accordance with subsection (b) below, (i) at any time Convert U.S. Loans comprising Base Rate Loans in an aggregate principal amount of at least $5,000,000 into Eurocurrency Rate Loans and (ii) Convert U.S. Loans comprising Eurocurrency Rate Loans into Base Rate Loans on the expiration date of the Interest Period with respect thereto; provided, that no Loans may be Converted into Eurocurrency Rate Loans if an Event of Default or an Unmatured Event of Default has occurred and is continuing.

                (b) In the event that the Company elects to Convert U.S. Loans under subsection (a), the Company shall deliver written notice (each, a "Notice of Conversion") to the Tranche A Agent and the Tranche A European Sub-Agent not later than 11:00 a.m. (New York time) at least (i) one Business Day in advance of a proposed Conversion into Base Rate Loans and (ii) three Business Days in advance of a Conversion into Eurocurrency Rate Loans. Each Notice of Conversion shall be by telecopier or other form of teletransmission, confirmed promptly in writing, in substantially the form of Exhibit D hereto, specifying the requested
(i) date of such Conversion (which shall be a Business Day), (ii) Loans to be Converted, and (iii) if such Conversion is into Eurocurrency Rate Loans, duration of the Interest Period to be applied thereto. Promptly after receipt of a Notice of Conversion under this Section 2.06(b), the Tranche A Agent shall notify each Bank by telecopy or other similar form of teletransmission of the proposed Conversion. Each Notice of Conversion shall be irrevocable and, once delivered, the Company shall be bound to Convert Tranche A Loans in accordance therewith.



                                   ARTICLE III
                  AMOUNT AND TERMS OF THE TRANCHE B SUBFACILITY

                SECTION 3.01. The Tranche B Loans. Each Tranche B Bank severally and not jointly agrees, on the terms and conditions hereinafter set forth, to make Tranche B Loans from time to time on any Business Day during the period from the date hereof until the Termination Date, in an aggregate amount (converted, if such Loan is made in a currency other than Dollars, to the Dollar Equivalent thereof) not to exceed at any time outstanding the Dollar amount of
(i) such Bank's Tranche B Pro Rata Share of the Tranche B Commitment and (ii) in the case of Singapore Loans, such Tranche B Bank's Singapore Sub-Commitment. Tranche B Loans shall be made by each Tranche B Bank through the Tranche B Lending Office of such Tranche B Bank which is located in the Applicable Asian Country where the proceeds of such Tranche B Borrowing are to be made available (each an "Applicable Tranche B Lending Office"). The designation and use of any Applicable Tranche B Lending Office hereunder shall not affect the rights and obligations of any Bank under this Agreement. Each Tranche B Borrowing shall consist of Tranche B Loans comprised of Eurocurrency Rate Loans denominated in a single Available Asian Currency, in an aggregate amount equal to an integral multiple of 100,000 units in such Available Asian Currency and (converted to the Dollar Equivalent thereof) equal to or greater than $5,000,000, and shall be made on the same day to the same Asian Borrower by each Tranche B Bank (through its Applicable Tranche B Lending Office), ratably in accordance with their respective Applicable Tranche B Pro Rata Shares; provided, that in the case of any such Tranche B Borrowing, the proceeds of which shall be used to repay a then maturing Tranche B Borrowing denominated in the same Available Asian Currency, such new Tranche B Borrowing may, subject to the terms and conditions otherwise set forth herein, be in an aggregate principal amount equal to the aggregate principal amount of such maturing Tranche B Borrowing. Within the limits of the Tranche B Commitment (and the Singapore Sub-Commitment) and subject to the terms of this Agreement, the Asian Borrowers may borrow, prepay pursuant to Section 3.06 and reborrow under this Section 3.01. For the purposes of determining compliance with this Section 3.01, the Dollar Equivalent of all non-Dollar denominated Tranche B Loans outstanding at any time shall be determined, in accordance with Section 3.02, by the Tranche B Agent immediately prior to the issuance by the Company (on behalf of itself or an Asian Borrower) of a Notice of Tranche B Borrowing. The making of any Singapore Loans is subject to any required Singapore governmental approvals. In respect of Tranche B Loans denominated in Australian dollars, the procedures set forth on Schedule 3.01 for establishing bills of exchange relating to the Bank Bill Rate shall be adhered to by any Asian Borrower borrowing Australian dollars hereunder and the Tranche B Banks.

                SECTION  3.02.  Making the Tranche B Loans.

               (a) Each Tranche B Borrowing shall be made on written notice (each, a "Notice of Tranche B Borrowing") from the Company (on behalf of an Asian Borrower) to the Tranche B Agent not later than 11:00 a.m. (Hong Kong time) on the sixth Business Day prior to the date of such proposed Tranche B Borrowing. Each Notice of Tranche B Borrowing shall be by telecopier or other form of teletransmission, in substantially the form of Exhibit B hereto, specifying therein the requested (i) Asian Borrower, (ii) date of such Tranche B Borrowing (which shall be a Business Day), (iii) Applicable Asian Country of such Tranche B Borrowing, (iv) Available Asian Currency in which such Tranche B Borrowing is to be denominated, (v) Interest Period for such Tranche B Borrowing and (vi) aggregate amount of such Tranche B Borrowing. The Company shall request, within one Business Day prior to the issuance of the applicable Notice of Tranche B Borrowing, the advice of the Tranche B Agent as to the Dollar Equivalent of the amount of all outstanding non-Dollar denominated Tranche B Loans (including the Tranche B Loans to be made under such Borrowing), and the Company shall specify such amount in such Notice of Tranche B Borrowing. In lieu of delivering the above-described Notice of Tranche B Borrowing, the Company (on behalf of an Asian Borrower) may give the Tranche B Agent telephonic notice of any proposed Tranche B Borrowing by the time required under this Section 3.02; provided, that the Company agrees to confirm such notice in writing by facsimile transmission of an executed Notice of Tranche B Borrowing to the Tranche B Agent no later than 5:00 P.M. (Hong Kong time) on the same day; provided further, however, that any failure by the Company to so confirm any telephonic notice shall in no event impair the validity of such telephonic notice.

                (b) Promptly after receipt of a Notice of Tranche B Borrowing under Section 3.02(a) (or telephonic notice in lieu thereof), and in any case not later than five Business Days prior to any proposed Tranche B Borrowing, the Administrative Agent shall notify each Tranche B Bank and Applicable Lending Office by telecopy or other form of teletransmission of the proposed Tranche B Borrowing. Each Tranche B Bank shall, through its Applicable Tranche B Lending Office, before 11:00 a.m. (in the time zone of the Applicable Asian Country of such Tranche B Borrowing) on the date of such Tranche B Borrowing, make the amount of its Tranche B Loan available to the Tranche B Agent at the address designated in Section 12.02 hereof as the address of the Tranche B Agent in such Applicable Asian Country in the requested Available Asian Currency and in same day funds. After the Tranche B Agent's receipt of such funds at such designated office in the Applicable Asian Country, and upon fulfillment of the applicable conditions set forth in Section 7.02, the Tranche B Agent will make such funds available to the applicable Asian Borrower at the Tranche B Agent's aforesaid designated office.

                (c) Anything hereinabove to the contrary notwithstanding, if any Tranche B Bank shall, not later than 10:00 a.m. (Hong Kong time) two Business Days before the date of any requested Tranche B Borrowing, notify the Tranche B Agent that such Tranche B Bank is not satisfied that deposits in the relevant Available Asian Currency will be freely available to it in the relevant amount and for the relevant Interest Period, the right of the Asian Borrowers to request Tranche B Loans in such Available Asian Currency from such Tranche B Bank as part of such Tranche B Borrowing or any subsequent Tranche B Borrowing shall be suspended until such Tranche B Bank shall notify the Tranche B Agent that the circumstances causing such suspension no longer exist, and, at the option of the applicable Asian Borrower, either (i) the applicable Notice of Tranche B Borrowing may be withdrawn, and such Tranche B Borrowing shall not be made, or (ii) if such Tranche B Borrowing was not to have been denominated in Dollars, the Tranche B Loan to be made by such Tranche B Bank as part of such Tranche B Borrowing (and the Tranche B Loan to be made by such Tranche B Bank as part of any subsequent Tranche B Borrowing in respect of which such Available Asian Currency shall have been requested during such period of suspension) shall be a Eurocurrency Rate Loan denominated in Dollars and having an Interest Period coextensive with the Interest Period in effect in respect of all other Tranche B Loans comprising a part of such Tranche B Borrowing. If the applicable Asian Borrower elects to withdraw its Notice of Tranche B Borrowing, such Asian Borrower shall be liable to the Banks for any damages suffered on account thereof of a nature, other than loss of anticipated profits, described in the second sentence of subsection (d) below. Any Bank which delivers a notice pursuant to the first sentence of this Section 3.02(c) shall be liable to such Asian Borrower for the costs such Asian Borrower incurs pursuant to the sentence preceding hereto. The Tranche B Agent shall, upon becoming aware that the circumstances causing any such suspension no longer apply, promptly so notify the Company, provided that the failure of the Tranche B Agent to so notify the Company shall not impair the rights of the Tranche B Banks under this Section 3.02(c) or expose the Tranche B Agent to any liability.

                (d) Each Notice of Tranche B Borrowing (or telephonic notice in lieu thereof) shall be irrevocable and binding on the Asian Borrower on whose behalf it shall have been submitted. The applicable Asian Borrower shall indemnify each Tranche B Bank against any loss, cost or expense incurred by such Tranche B Bank as a result of any failure to fulfill on or before the date specified in such Notice of Tranche B Borrowing for such Tranche B Borrowing (or telephonic notice in lieu thereof) the applicable conditions set forth in
Article VII, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Tranche B Bank to fund the Tranche B Loan to be made by such Tranche B Bank as part of such Tranche B Borrowing when such Tranche B Loan, as a result of such failure, is not made on such date.

                (e) Unless the Tranche B Agent shall have received notice from a Tranche B Bank prior to the date of any Tranche B Borrowing that such Tranche B Bank will not make available to the Tranche B Agent such Tranche B Bank's ratable portion of such Tranche B Borrowing, the Tranche B Agent may assume that such Tranche B Bank, through its Applicable Tranche B Lending Office, has made such portion available to the Tranche B Agent on the date of such Tranche B Borrowing in accordance with subsection (b) of this Section 3.02 and the Tranche B Agent in its sole discretion may, in reliance upon such assumption, make available to the applicable Asian Borrower on such date a corresponding amount. If and to the extent that such Tranche B Bank shall not have so made such ratable portion available to the Tranche B Agent, such Tranche B Bank and such Asian Borrower severally agree to repay to the Tranche B Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to such Asian Borrower until the date such amount is repaid to the Tranche B Agent, at (i) in the case of such Asian Borrower, the interest rate applicable at the time to Loans comprising such Borrowing and (ii) in the case of such Bank, the Tranche B Agent's cost of funds for such time. If such Tranche B Bank shall repay to the such Agent such corresponding amount, such amount so repaid shall constitute such Bank's Tranche B Loan as part of such Tranche B Borrowing for purposes of this Agreement. In addition to the foregoing, such Tranche B Bank agrees to repay to the Tranche B Agent forthwith on demand the amount of any costs or expenses incurred by the Tranche B Agent on account of such non-delivery of funds of a nature, other than loss of anticipated profits, described in the second sentence of subsection (d) above.

                (f) The failure of any Tranche B Bank to make the Tranche B Loan to be made by it as part of any Tranche B Borrowing shall not relieve any other Tranche B Bank of its obligation, if any, hereunder to make its Tranche B Loan on the date of such Tranche B Borrowing, but no Tranche B Bank shall be responsible for the failure of any other Tranche B Bank to make the Tranche B Loan to be made by such other Tranche B Bank on the date of any Tranche B Borrowing.

                SECTION 3.03. Repayment. Each Asian Borrower shall repay the principal amount of each Tranche B Loan made to it on the earlier of (i) the last day of the Interest Period for such Tranche B Loan or (ii) the Termination Date.

                SECTION 3.04. Interest. Subject to Section 6.07, each Asian Borrower shall pay interest on the unpaid principal amount of each Tranche B Loan made to it and owing to each Tranche B Lending Office from the date of such Tranche B Loan until such principal amount shall be paid in full, at a rate per annum at all times during each Interest Period for such Tranche B Loan equal to the sum of the Eurocurrency Rate for such Loan and such Interest Period plus the then effective Applicable Tranche B Margin, payable on the last day of such Interest Period and, if such Interest Period has a duration of more than three months, on each day which occurs during such Interest Period every three months from the first day of such Interest Period. If on any day a Tranche B Loan is outstanding with respect to which effective notice has not been delivered to the Tranche B Agent in accordance with the terms hereof specifying the basis for determining the rate of interest applicable thereto (including, without limitation, Tranche B Loans which, following the end of the Interest Period with respect thereto, are not reborrowed hereunder as Tranche B Loans), then the Tranche B Agent shall calculate the interest thereon by (i) assigning an Interest Period to such Tranche B Loan of one month and determining the Eurocurrency Rate with respect thereto, or (ii) if the Eurocurrency Rate cannot be determined, after consultation with the Company, designating a rate or rates of interest, in lieu of the Eurocurrency Rate, which reasonably approximates the Banks' costs of funding the Tranche B Loans (and interest shall accrue on each such Tranche B Loan at the then effective Tranche B Margin plus either such Eurocurrency Rate or such other rate, as determined pursuant to clause (i) or
(ii) above, respectively). Nothing in this Section 3.04, however, shall be deemed to constitute a consent to, or a waiver with respect to, any failure by an Asian Borrower to repay the principal amount of a Tranche B Loan as required under Section 3.03 above.

                SECTION 3.05. Prepayments. Each Asian Borrower may, upon at least six Business Days' prior written notice to the Tranche B Agent, prepay the outstanding principal amounts of its Tranche B Loans comprising part of the same Tranche B Borrowing in whole or ratably in part, together with accrued interest to the date of such prepayment on the principal amount prepaid; provided, however, that (x) each partial prepayment shall be in an aggregate principal amount equal to an integral multiple of 100,000 units in the applicable Available Currency and (converted to the Dollar Equivalent thereof calculated on the date of prepayment) equal to or greater than $3,000,000(or, if less, the aggregate principal amount of such Tranche B Borrowing) and (y) any such prepayment shall be made on the last day of an Interest Period for such Tranche B Loans, or otherwise only upon payment of the amounts described in Section 6.04(a)(ii). Any notice of prepayment given to the Tranche B Agent under this
Section 3.06 shall be received by the Tranche B Agent no later than 10:00 a.m. (Hong Kong time) on the date such notice must be given, and shall specify the date of prepayment and the aggregate principal amount of the prepayment. If a notice of prepayment has been delivered as provided herein, the principal amount of the Tranche B Loans specified in such notice shall become due and payable on the prepayment date specified in such notice.

                SECTION 3.06. Removal of a Tranche B Bank; Additional Tranche B Banks.

               (a) Without limiting the effect of Section 12.08 hereof, in the event that a Tranche B Bank delivers a notice to the Tranche B Agent pursuant to
Section 3.02(c) then, unless such Tranche B Bank has theretofore taken steps to remove or cure, and has removed or cured, the circumstances described in such notice, the Company may pay to such Tranche B Bank an amount equal to the outstanding principal amount of such Tranche B Bank's Tranche B Loans plus any accrued but unpaid interest thereon, and, if applicable, accrued but unpaid fees and expenses owed under or in connection with this Tranche B (including, without limitation, under Section 6.04(a)(ii)), and upon such payment (i) such Tranche B Bank shall cease to be a Tranche B Bank hereunder, (ii) the portion of such Tranche B Bank's Commitment which had been allocated to Tranche B shall be deemed reallocated to Tranche A, and (iii) the Tranche B Commitment and the Applicable Pro Rata Shares of the remaining Tranche B Banks shall be revised accordingly.

                (b) With the prior written consent of the Administrative Agent and the Tranche B Agent, any Bank may agree, upon the request of the Company, to become a Tranche B Bank hereunder. Each such Bank shall execute a written agreement, in form and substance satisfactory to the Administrative Agent and the Tranche B Agent, setting forth its agreement to become a Tranche B Bank hereunder and to be bound by the terms and provisions hereof applicable thereto, and acknowledging that its full Commitment shall be available for allocation to Tranche B. Upon the execution and delivery of such agreement, such Bank shall be deemed automatically to have become a Tranche B Bank. With respect to outstanding Tranche B Loans, the additional Tranche B Bank shall fund its Applicable Tranche B Pro Rata Share thereof on the last day of the then current interest period of each such Tranche B Loan to the Tranche B Agent in accordance with the Applicable Tranche B Pro Rata Shares determined by the Administrative Agent pursuant to the following sentence, and the Tranche B Bank's Applicable Pro Rata Shares of such loan shall not be adjusted by virtue of the addition of such new Tranche B Bank until the last day of such Interest Period; provided, that if such Bank's unused Commitment under Tranche A is insufficient to effect the reallocation described in the following sentence, such agreement shall be null and void and such Bank shall not become a Tranche B Bank hereunder. The Administrative Agent shall allocate a pro rata portion of such Bank's Commitment under Tranche A to Tranche B, calculate the new Applicable Pro Rata Shares of the Banks, and notify each other Bank in writing of such Bank's becoming a Tranche B Bank and of the modified Applicable Pro Rata Shares as a result thereof. Notwithstanding the foregoing, the Applicable Tranche B Pro Rata Shares of outstanding Tranche B Loans shall not be adjusted until, and such Bank shall only fund Tranche B Loans made on or after the date, such Bank becomes a Tranche B Bank hereunder.

                                   ARTICLE IV
                                COMPANY GUARANTY



                SECTION  4.01.   Guaranty.

               (a) For value received and in consideration of any loan, advance or financial accommodation of any kind whatsoever heretofore, now or hereafter made, given or granted to the Multicurrency Borrowers by the Banks, the Company unconditionally and irrevocably guarantees for the benefit of the Agents and each of the Banks the full and prompt payment and performance when due, whether at maturity or earlier, by reason of acceleration or otherwise, and at all times thereafter, of all of the Multicurrency Obligations (including, without limitation, interest accruing following the filing of a bankruptcy petition by or against any such Multicurrency Borrower, at the applicable rate specified herein, whether or not such interest is allowed as a claim in bankruptcy).

                (b) At any time after the occurrence of an Event of Default, the Company shall pay to the Administrative Agent, for the benefit of the Agents and the Banks, on demand and in immediately available funds, the full amount of the Multicurrency Obligations (including any portion thereof which is not yet due and payable). The Company further agrees to pay to the Administrative Agent and reimburse the Administrative Agent for, on demand and in immediately available funds, (1) all losses (including, without limitation, lost profits), reasonable fees, costs and expenses (including, without limitation, all court costs and attorneys' and paralegals' fees, costs and expenses) paid or incurred by the Agents or any of the Banks in: (x) endeavoring to collect all or any part of the Multicurrency Obligations from, or in prosecuting any action against, any Multicurrency Borrower relating to any such Multicurrency Obligation; (y) taking any action with respect to any security or collateral securing such Obligations or the Company's obligations under this Article IV; and (z) preserving, protecting or defending the enforceability of, or enforcing, the terms of this
Article IV or their respective rights hereunder (all such costs and expenses are hereinafter referred to as the "Expenses") and (2) interest on (x) the Multicurrency Obligations which do not constitute interest, (y) to the extent permitted by applicable law, such Obligations which constitute interest, and (z) the Expenses, from the date of demand under this Article IV until paid in full at the per annum rate of interest described in Section 6.07(a) hereof. The Company hereby agrees that this Article IV constitutes an absolute guaranty of payment and is not a guaranty of collection.

               SECTION 4.02. Obligations Unconditional. The Company hereby agrees that its obligations under this Article IV shall be unconditional, irrespective of:

                         (a)  the   validity,   enforceability,   avoidance   or
                  subordination of any of the Multicurrency Obligations or any portion of the Credit Documents;

                         (b) any change to the corporate existence, structure or
                  ownership of any Multicurrency Borrower, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Multicurrency Borrower or its respective assets;

                         (c) any law,  regulation  or order of any  jurisdiction
                  affecting any term of the Obligations of any Multicurrency Borrower or any of the rights of any Agent or any Bank hereunder with respect to the Multicurrency Borrowers;

                         (d) the existence of any claim, set-off or other rights
                  which the Company may have at any time against any Multicurrency Borrower, any Agent, any Bank or any other Person, whether in connection herewith or any unrelated transactions, provided, that nothing herein shall prevent the assertion of any such claim by separate suit or compulsory counterclaim;

                         (e) the absence of any attempt by, or on behalf of, any
                  Bank or any Agent to collect, or to take any other action to enforce, all or any part of the Multicurrency Obligations whether from or against the Multicurrency Borrowers, any other guarantor of such Obligations or any other Person;

                         (f) the election of any remedy by, or on behalf of, any
                  Bank or any Agent with respect to all or any part of the Multicurrency Obligations;

                         (g) any change in the time,  manner or place of payment
                  of, or in any other term of, or any increase in the amount of, all or any of the Multicurrency Obligations, or the waiver, consent, extension, forbearance or granting of any indulgence by, or on behalf of, any Bank or any Agent with respect to any provision of any of the Credit Documents;

                         (h) the  failure  of any  Agent  to take  any  steps to
                  perfect and maintain its security interest in, or to preserve its rights to, any security or collateral for the Multicurrency Obligations; or

                         (i) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of the Multicurrency Borrowers, or any other guarantor of the Multicurrency Obligations.

                SECTION 4.03.  Enforcement;  Application  of Payments.  Upon the
occurrence and during the continuance of an Event of Default, the Administrative Agent may proceed directly and at once, without notice, against the Company to obtain performance of and to collect and recover the full amount, or any portion, of the Multicurrency Obligations, without first proceeding against the Multicurrency Borrowers, any other guarantor of such Multicurrency Obligations or any other Person, or against any security or collateral for such Multicurrency Obligations. Subject only to the terms and provisions of this Agreement, the Administrative Agent shall have the exclusive right to determine the application of payments and credits, if any, from the Company, any Multicurrency Borrower, any guarantor or from any other Person on account of such Obligations or any other liability of the Company to any Bank.

                SECTION 4.04. Waivers.

                (a) To the extent permitted by applicable law, the Company hereby waives diligence, presentment, demand of payment, filing of claims with a court in the event of receivership or bankruptcy of any Multicurrency Borrower, protest or notice with respect to the Multicurrency Obligations, all setoffs and counterclaims and all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of dishonor and notices of acceptance of this Article IV or any other guaranty of such Obligations, the benefits of all statutes of limitation, the benefits of any statute the effect of which would require any Agent or any Bank to first proceed against any Multicurrency Borrower, any other guarantor of such Obligations or any other Person to enforce or collect all or any portion of such Obligations before proceeding against the Company for the enforcement of the Company's obligations and indebtedness under this Article IV, and all other demands whatsoever (and shall not require that the same be made on the Multicurrency Borrowers as a condition precedent to the Company's obligations hereunder), and covenants that this Article IV will not be discharged, except by complete and indefeasible payment in full (in cash) and the termination of this Agreement pursuant to the terms hereof. The Company further waives all notices of the existence, creation or incurring of new or additional indebtedness, arising either from additional loans extended to the Multicurrency Borrowers, or otherwise, and also waives all notices that the principal amount, or any portion thereof, and/or any interest on any instrument or document evidencing all or any part of the Multicurrency Obligations is due, notices of any and all proceedings to collect from the maker, any endorser or any other guarantor of all or any part of such Obligations, or from any other Person, and, to the extent permitted by law, notices of exchange, sale, surrender or other handling of any security or collateral given to any Agent to secure payment of all or any part of such Obligations. The Company further waives any requirement that any Agent or any Bank protect, secure, perfect or insure any security interest or exhaust any right to take action against any Multicurrency Borrower, or any other Person or any collateral.

                (b) The Banks, either themselves or acting through the Agents, are hereby authorized, without notice or demand and without affecting the liability of the Company hereunder, from time to time, (1) to renew, extend, accelerate or otherwise change the time for payment of, or other terms relating to, all or any part of the Multicurrency Obligations, or to otherwise modify, amend or change the terms of any of the Credit Documents; (2) to accept partial payments on all or any part of such Obligations; (3) to take and hold security or collateral for the payment of all or any part of such Obligations, this
Article IV, or any other guaranties of all or any part of such Obligations or other liabilities of the Multicurrency Borrowers, or any other guarantor; (4) to exchange, enforce, waive and release any such security or collateral; (5) to apply such security or collateral and direct the order or manner of sale thereof as in their discretion they may determine; or (6) to settle, release, exchange, enforce, waive, compromise or collect or otherwise liquidate all or any part of such Obligations, the obligations under this Article IV, any other guaranty of all or any part of such Obligations, and any security or collateral for such Obligations or for any such guaranty. Any of the foregoing may be done in any manner, without affecting or impairing the obligations of the Company hereunder.

                SECTION 4.05. Subrogation. Until the Multicurrency Obligations have been paid in full and the Commitments have terminated, the Company (i) shall have no right of subrogation with respect to such Obligations and (ii) waives any right to enforce any remedy which the Banks or the Agents (or any of them) now have or may hereafter have against the Multicurrency Borrowers (as applicable), any endorser or any guarantor of all or any part of such Obligations or any other Person, and the Company waives any benefit of, and any right to participate in, any security or collateral given to the Banks and the Agents (or any of them) to secure the payment or performance of all or any part of the Multicurrency Obligations (as applicable) or any other liability of the other Multicurrency Borrowers (as applicable) to the Banks.

                SECTION 4.06. Subordination. The Company agrees that any and all claims of the Company against any Multicurrency Borrowers, any endorser or any other guarantor of all or any part of the Multicurrency Obligations, or against any of their respective properties, shall be subordinate and subject in right of payment to the prior payment, in full and in cash, of all of the Multicurrency Obligations, as applicable.

                SECTION 4.07. Effectiveness; Termination. The provisions of this
Article IV shall become effective upon the execution hereof and shall continue in full force and effect and may not be terminated or otherwise revoked until the Multicurrency Obligations shall have been indefeasibly paid in full (in cash) and discharged and this Agreement has been terminated in accordance with its terms.



                                    ARTICLE V
                  TRANCHE REALLOCATION AND COMMITMENT REDUCTION

                SECTION 5.01.  Reallocation of the Tranche Commitments.

                (a) Notice of  Reallocation.  The  Company may from time to time request the reallocation of the Commitments of the Tranche B Banks to or from Tranche B pro rata in accordance with their respective Tranche B Pro Rata Shares and/or the reduction of one or both Tranche Commitments without a reallocation thereof to the other Tranche (including, without limitation, any termination of a Tranche Commitment under Section 5.02 below) (each such reallocation and/or reduction being a "Reallocation") by written notice to the Administrative Agent substantially in the form of Exhibit E hereto (each, a "Notice of Reallocation"). Each Reallocation shall result in a change in each Tranche Commitment in an amount equal to an integral multiple of $1,000,000. Each Notice of Reallocation shall be irrevocable, shall specify the date (which shall be a Business Day) that such Reallocation is to become effective (the "Reallocation Effective Date"), and shall be delivered at least six (6) Business Days prior to such Reallocation Effective Date. Promptly after receipt of a Notice of Reallocation, the Administrative Agent shall notify each Bank by telecopy or other teletransmission of the proposed Reallocation and Reallocation Effective Date.

                (b) Conditions Precedent to Reallocations. Each Reallocation shall be subject to the condition precedent that each of the following conditions shall be satisfied as of the Reallocation Effective Date of and after giving effect to such Reallocation:

                                  (i) No Event of Default or Unmatured  Event of
                  Default shall have occurred and be continuing or would result from such Reallocation;

                                  (ii) The Tranche A  Commitment  shall equal or
                  exceed the aggregate outstanding principal amount of the Tranche A Loans (converted, if necessary, to the Dollar Equivalent thereof) outstanding hereunder;

                                  (iii) The Tranche B Commitment  shall equal or
                  exceed the aggregate outstanding principal amount of the Tranche B Loans (converted to the Dollar Equivalent thereof) outstanding hereunder; and

                                  (iv) The  conditions  precedent  contained  in
                  Section 7.02 shall be satisfied.

                SECTION 5.02. Reduction of the Commitments. Pursuant to the terms and subject to the conditions of Section 5.01, the Company may terminate in whole or reduce ratably in part the Commitments of the Banks by requesting a Reallocation pursuant to which one or both Tranche Commitments are reduced without the reallocation thereof in full to the other Tranche; provided, that
(i) all requirements set forth in Section 5.01 (except, solely with respect to a Reallocation under which no Tranche Commitments are increased, the conditions precedent set forth in Sections 5.01(b)(i) and (iv)) must be satisfied, and (ii) each partial reduction shall be in the aggregate amount of $5,000,000 or an integral multiple of $1,000,000 in excess thereof. The aggregate reduction of the Commitments shall be permanent and may not be reinstated.

                                   ARTICLE VI
                           GENERAL TRANCHE PROVISIONS

                SECTION 6.01.  Payments and Computations.

                (a) Manner and Timing of Payments. The Company shall make each payment owing to the Banks under this Agreement (other than in respect of Multicurrency Loans) not later than 11:00 a.m. (New York time) on the day when due in Dollars to the Administrative Agent or the Tranche A Agent, as applicable, at such Person's address referred to in Section 12.02 in same day funds. The European Borrowers shall make each payment owing to the Banks under this Agreement in respect of European Loans not later than 11:00 a.m. (London time) on the day when due in the applicable Available European Currency to the Tranche A European Sub-Agent at its address referred to in Section 12.02 in same day funds. The Asian Borrowers shall make each payment owing to the Tranche B Banks under this Agreement in respect of Tranche B Loans not later than 11:00 (local time) on the day when due in the applicable Available Asian Currency to the Tranche B Agent at the Tranche B Agent's address referred to in Section
12.02 in such Applicable Asian Country in same day funds. The Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, will promptly thereafter cause to be distributed like funds relating to the payment of principal, interest or fees ratably to the Banks in accordance with their Applicable Pro Rata Shares (other than amounts payable pursuant to Sections 6.04, 6.05, 6.06(b)or 6.07(b)) for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office (as set forth on Schedule 1.01), in each case to be applied in accordance with the terms of this Agreement. Upon the Administrative Agent's acceptance of an Assignment and Acceptance and recording of the information contained therein in the Register pursuant to Section 12.06(d), from and after the effective date specified in such Assignment and Acceptance, the Administrative Agent, the Tranche A European Sub-Agent and the Tranche B Agent, as applicable, shall make all payments under this Agreement in respect of the interest assigned thereby to the Bank assignee thereunder, and the parties to such Assignment and Acceptance shall make all appropriate adjustments in such payments for periods prior to such effective date directly between themselves.

                (b) Rights of Set-Off. The Company and the Multicurrency Borrowers each hereby authorizes each Bank, if and to the extent payment owed to such Bank is not made when due hereunder, to charge from time to time against any or all of the Company's and the other Multicurrency Borrowers' accounts with such Bank any amount so due. Each Bank agrees to notify the Company at least five (5) Business Days prior to any such charge made by such Bank, provided that the failure to give such notice shall not affect the validity of such charge.

                (c) Computation of Interest and Fees. All computations of interest and fees shall be made by the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent, the Tranche B Agent or, with respect to interest under Section 6.07(b), by the applicable Bank, on the basis of a year of 360 days (or in the case of Loans denominated in British pounds sterling, Singapore dollars or Japanese yen, 365 days), in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent, the Tranche B Agent or, in the case of Section 6.07(b), by a Bank, of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

                (d) Payment on Business Days. Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurocurrency Rate Loans to be made in the next following calendar month, such payment shall be made on the next preceding Business Day (and such reduction of time shall in such case be excluded from the computation of payment of interest or fee, as the case may be).

                (e) Distributions to Banks. Unless the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, shall have received notice from the Company or a Multicurrency Borrower prior to the date on which any payment is due to the Banks hereunder that the Company or such Multicurrency Borrower will not make such payment in full, such Agent may assume that the Company or such Multicurrency Borrower has made such payment in full to such Agent on such date and such Agent in its sole discretion may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent the Company or such Multicurrency Borrower shall not have so made such payment in full to the applicable Agent, each Bank shall repay to such Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to such Agent, at such Agent's cost of funds for such time and in such amount.

                (f) Apportionment of Payments. (i) So long as no Event of Default exists, all payments of principal and interest in respect of a Borrowing of outstanding Loans, all payments of the fees described herein, and all payments in respect of any other Obligations shall be allocated among such of the Banks as are entitled thereto as follows (unless otherwise expressly provided elsewhere herein): (1) if made with respect to the Tranche A Loans, to the Banks in accordance with each Bank's Tranche A Pro Rata Share for such Tranche A Loan, (2) if made with respect to Tranche B Loans, to the Tranche B Banks in accordance with each Tranche B Bank's Applicable Tranche B Pro Rata Share for such Tranche B Loan, and (3) if made other than with respect to Loans, to the Banks in accordance with each Bank's Applicable Pro Rata Share at such time. Subject to the terms and conditions of this Agreement, the Company and each other Multicurrency Borrower may choose the Borrowing or Borrowings to which any such payment will be applied. After the occurrence and during the continuance of an Event of Default and upon the concurrence of the Administrative Agent and after notice by the Administrative Agent to the Company that payments and proceeds shall be so applied, all payments remitted to the Agents shall be applied, subject to the provisions of this Agreement, (1) first, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Administrative Agent hereunder; (2) second, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to any of the other Agents pro rata hereunder; (3) third, to pay Obligations in respect of any fees, expense reimbursements or indemnities then due to the Banks hereunder;
(4) fourth, to pay interest due in respect of Loans (pro rata); (5) fifth, to pay or prepay principal of Loans (pro rata); (6) sixth, to pay amounts required to be paid into the Collateral Account pursuant to Section 10.02; and (7) seventh, to the ratable payment of all other Obligations.

                (ii) The Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent, or the Tranche B Agent, as applicable, shall, in accordance with this Section 6.01, distribute to each Bank at its Applicable Lending Office, or at such other address as a Bank may request in writing, such funds as it may be entitled to receive, provided that no Agent shall in any event be bound to inquire into or determine the validity, scope or priority of any interest or entitlement of any Bank and may suspend all payments or seek appropriate relief (including, without limitation, instructions from the Majority Banks or an action in the nature of interpleader) in the event of any doubt or dispute as to any apportionment or distribution contemplated hereby. The post-Event of Default order of priority herein is set forth solely to determine the rights and priorities of the Banks as among themselves and may at any time or from time to time be changed by the Banks as they may elect, in writing in accordance with Section 12.01, without necessity of notice to or consent of or approval by the Company, any Multicurrency Borrower or any other Person.

                SECTION 6.02. Right of Set-off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 10.02 to authorize the Administrative Agent to declare the Obligations due and payable pursuant to the provisions of Section 10.02, each Bank is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank or any of its affiliates to or for the credit or the account of the Company or any Multicurrency Borrower against any and all of the Obligations owing to such Bank, whether or not such Bank shall have made any demand under this Agreement and although such Obligations may be unmatured. The deposits or other indebtedness against which such Obligations are set-off may be denominated in any currency, and each Bank is hereby authorized to effect any appropriate currency exchanges in order to implement such set-off. Each Bank agrees promptly to notify the Company after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of each Bank under this Section 6.02 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which such Bank may have.

                SECTION 6.03. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the Obligations owing to it (other than pursuant to Sections 2.02(d), 3.06, 6.04, 6.05, 6.06(b), 6.07(b), 12.04, 12.07
or 12.08 or solely in its capacity as an Agent) in excess of its Applicable Pro Rata Share of payments on account of the Obligations obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the Obligations owing to them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's Applicable Pro Rata Share of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company and each Multicurrency Borrower agree that any Bank so purchasing a participation from another Bank pursuant to this Section 6.03 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were the direct creditor of the Company and the Multicurrency Borrowers in the amount of such participation.
                SECTION 6.04.  Increased Costs, Reserves and Capital.

                (a)  Increased  Costs,  Reserves  and Capital  Arising  from the
Loans.
                (i) If, due to either (1) the introduction of or any change (other than any change by way of imposition or increase of reserve requirements, in the case of Eurocurrency Rate Loans, included in the Eurocurrency Rate Reserve Percentage) in or in the interpretation of any law or regulation or (2) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to any Bank of agreeing to make or making, funding or maintaining Eurocurrency Rate Loans, then the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent and the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable), pay to the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, for the account of such Bank additional amounts sufficient to compensate such Bank for such increased cost. A certificate as to the amount of such increased cost, submitted to the Company, the Administrative Agent and the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

                (ii) If any payment of principal of, or Conversion of, any Eurocurrency Rate Loan is made by the Company or another Multicurrency Borrower to or for the account of a Bank other than on the last day of the Interest Period for such Loan, as a result of a payment or Conversion pursuant to Sections 2.05, 2.06, 6.07(c)(v), 6.08 or 12.07 acceleration of the maturity of the Loans pursuant to Section 10.02 or for any other reason, or by an assignee of a Bank to such Bank other than on the last day of the Interest Period for such loan upon an assignment of rights and obligations under this Agreement pursuant to Section 12.06 as a result of a demand by the Company pursuant to
Section 12.08, the Company or such Multicurrency Borrower shall, upon demand by such Bank (with a copy of such demand to the Administrative Agent and the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable), pay to the Tranche A Agent, Tranche A European Sub-Agent or the Tranche B Agent, as applicable, for the account of such Bank any amounts required to compensate such Bank for any additional losses, costs or expenses which it may reasonably incur as a result of such payment or Conversion, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by any Bank to fund or maintain such Loan.

                (iii) If any Bank shall have determined that the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Bank (or its Applicable Lending Office or any corporation controlling such Bank) with any request or directive regarding capital adequacy (whether or not having the force of law) of any such Governmental Authority, central bank or comparable agency, has or would have the effect after the date hereof of reducing the rate of return on such Bank's capital or the capital of any corporation controlling such Bank as a consequence of such Bank's obligations to make Loans hereunder to a level below that which such Bank could have achieved but for such adoption, change or compliance by an amount deemed by such Bank to be material, then the Company shall from time to time, upon demand by such Bank (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Bank additional amounts sufficient to compensate such Bank or such controlling corporation for such reduction. A certificate as to the amount of such increased cost, submitted to the Company and the Administrative Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error.

                (iv) If, with respect to any Tranche A Borrowing denominated in British pounds sterling, any Bank or European Lending Office thereof delivers to the Tranche A European Sub-Agent a certificate describing its MLA Cost with respect to such Bank's or such European Lending Office's portion of such Tranche A Borrowing prior to the day of such Borrowing, the related Tranche A Borrower shall pay at maturity of such Borrowing the amount of such MLA Cost to the Tranche A European Sub-Agent, for the account of such Bank.

                (b) Limitations; Designation of Alternate Lending Offices. Notwithstanding the foregoing, the Company shall not be required to make any payments or indemnify any Bank under this Section 6.04 with respect to any increased costs, losses or expenses or increased capital requirements incurred by such Bank more than one-hundred eighty (180) days before the date a request for payment or indemnification is delivered to the Company. Each Bank agrees (to the extent consistent with internal policies and legal and regulatory restrictions) to designate a different Applicable Lending Office if such designation would avoid or reduce the amount of increased costs, losses or expenses or compensation for increased capital requirements; provided, however, that such designation need not be made if it would result in any additional costs, expenses or risks to such Bank that are not reimbursed by the Company pursuant hereto or would, in the judgment of such Bank, be otherwise disadvantageous to such Bank.

                SECTION 6.05.  Taxes.

                (a)  Any  and  all   payments  by  the  Company  and  the  other
Multicurrency Borrowers hereunder shall be made free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Bank and each Agent, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Bank or such Agent (as the case may be) is organized or any political subdivision thereof and, in the case of each Bank, taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction of such Bank's Applicable Lending Office or any political subdivision thereof (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes"). If the Company or any other Multicurrency Borrower shall be required by law to deduct any Taxes from or in respect of any sum payable hereunder to any Bank or any Agent, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 6.05) such Bank or such Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (ii) the Company or such Multicurrency Borrower, as applicable, shall make such deductions and (iii) the Company or such Multicurrency Borrower, as applicable, shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                (b) In  addition,  the  Company  and  each  other  Multicurrency
Borrower jointly and severally agree to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement (hereinafter referred to as "Other Taxes"). The Administrative Agent may demand payment of, and seek recourse on, any Other Taxes from the Company and/or any Multicurrency Borrower, without any requirement that the Administrative Agent allocate the reimbursement obligation for such Other Taxes among the Company and the Multicurrency Borrowers.

                (c) The Company and each other Multicurrency Borrower jointly and severally indemnify each Bank and each Agent for the full amount of Taxes or Other Taxes (including, without limitation, any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 6.05) paid by such Bank or such Agent (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 30 days from the date such Bank or such Agent (as the case may be) makes written demand therefor.

                (d) Within 30 days after the date of any payment of Taxes, the Company will furnish to the Administrative Agent, at its address referred to in
Section 12.02, the original or a certified copy of a receipt evidencing payment thereof.

                (e) If the Company or any other Multicurrency Borrower makes any payment or indemnifies any Bank pursuant to this Section 6.05 (each, a "Tax
Payment"), any Bank effectively obtains a refund of Tax or a credit against a Tax by reason of that Tax Payment (each, a "Tax Credit"), and the Bank is able to identify the Tax Credit as being attributable to the Tax Payment, then the Bank shall reimburse to the Company or such Multicurrency Borrower such amount as the Bank shall, in its absolute discretion, determine to be the proportion of the Tax Credit as will leave the Bank (after that reimbursement) in no better or worse position than it would have been in if the Tax Payment had not been required. The Bank shall have an absolute discretion as to whether to claim any Tax Credit and, if it does so claim, the extent, order and manner in which it does so. None of the Banks shall be obliged to disclose any information regarding its tax affairs or computation to the Company or the Multicurrency Borrowers.

                (f) Each Bank represents and warrants to the Agents, the Company and the Multicurrency Borrowers that under applicable law and treaties in effect as of the date hereof no taxes imposed by the United States or any country in which any Bank is organized or controlled or in which any Bank's Applicable Lending Office is located or any political subdivision of any of the foregoing will be required to be withheld by the Company or the Multicurrency Borrowers with respect to any payments to be made to such Bank, or any of its Applicable Lending Offices, in respect of any of the Loans; provided, however, that the Banks shall not make the representations and warranties under this Section 6.05(f) with respect to, and such representations and warranties shall not include, Loans (other than Loans made to Comdisco Japan, a branch of Comdisco GmbH & Co. Leasing and Finance KG) denominated in a currency other than the official currency of the jurisdiction under the laws of which the applicable Multicurrency Borrower is organized and Loans, for which the outstanding principal thereof and interest thereon is being paid by the Company pursuant to
Article IV; and provided, further, that the Banks shall not make the representations and warranties under this Section 6.05(f) with respect to any taxes imposed by any governmental authority of Switzerland in the event that the number of non-bank lenders (including the Company and any of its Affiliates) making loans to any Multicurrency Borrower in Switzerland shall exceed the number twenty (20) for the period commencing three years prior to the date hereof. Each Bank organized under the laws of a jurisdiction outside the United States, on or prior to the date of its execution and delivery of this Agreement in the case of each initial Bank and on the date of the Assignment and Acceptance pursuant to which it becomes a Bank in the case of each other Bank, and from time to time thereafter if requested in writing by the Company (but only so long as such Bank remains lawfully able to do so), shall provide the Company with Internal Revenue Service form 1001 or 4224, as appropriate, or any successor form prescribed by the Internal Revenue Service, certifying that such Bank is entitled to benefits under an income tax treaty to which the United States is a party which reduces the rate of withholding tax on payments of interest on loans made in the United States or certifying that the income receivable from U.S. Loans made pursuant to this Agreement is effectively connected with the conduct of a trade or business in the United States. If the form provided by a Bank at the time such Bank first becomes a party to this Agreement indicates a United States interest withholding tax rate in excess of zero, withholding tax at such rate shall be considered excluded from "Taxes" as defined in Section 6.05(a).

                (g) For any period with respect to which a Bank has failed to provide the Company with the appropriate form described in Section 6.05(f) (other than if such failure is due to a change in law occurring subsequent to the date on which a form originally was required to be provided, or if such form otherwise is not required under the second sentence of subsection (f) above), such Bank shall not be entitled to indemnification under Section 6.05(a) with respect to Taxes imposed by the United States; provided, however, that should a Bank become subject to Taxes because of its failure to deliver a form required hereunder, the Company and the other Multicurrency Borrowers shall take such steps as the Bank shall reasonably request to assist the Bank to recover such Taxes.

                (h) Notwithstanding the foregoing, neither the Company nor any other Multicurrency Borrower shall be required to make any payments or indemnify any Bank under this Section 6.05 with respect to any Taxes or Other Taxes paid by such Bank more than one-hundred eighty (180) days before the date a request for payment or indemnification is delivered to the Company or any other Multicurrency Borrower. Each Bank agrees (to the extent consistent with internal policies and legal and regulatory restrictions) to designate a different Applicable Lending Office if such designation would avoid or reduce the amount of Taxes or Other Taxes; provided, however, that such designation need not be made if it would result in any additional costs, expenses or risks to such Bank that are not reimbursed by the Company pursuant hereto or would, in the judgment of such Bank, be otherwise disadvantageous to such Bank.

                (i) Without prejudice to the survival of any other agreement of the Company or any Multicurrency Borrower hereunder, the agreements and obligations of the Company and the Multicurrency Borrowers contained in this
Section 6.05 shall survive the payment in full of principal and interest hereunder and the termination of the Commitments and this Agreement.

                SECTION  6.06.  Facility  Fee.

                (a) The Company shall pay to the Administrative Agent, for the account of each Bank, a facility fee in an amount equal to the Facility Margin Rate from time to time applied to each Bank's Commitment (irrespective of usage) from the Closing Date (or, if applicable, from the effective date specified in an Assignment and Acceptance pursuant to which it becomes a Bank hereunder) until the Termination Date, payable in arrears on the last Business Day of each fiscal quarter and on the date any such Bank's Commitment terminates.

                (b) The Company shall also pay such fees and expenses to the Agents as the Company and the Agents may separately agree.

                SECTION 6.07.  Interest Rate Provisions.

                (a) Default Interest. Notwithstanding the rates of interest and payment dates specified in Sections 2.04 and 3.04, effective five (5) Business Days after the Company receives written notice from the Administrative Agent of the occurrence of any Event of Default and the applicability of this Section 6.07(a) and for as long thereafter as any such Event of Default shall be continuing, the principal balance of all Loans then outstanding and, to the extent permitted by applicable law, any interest payments on the Loans not paid when due, shall bear interest payable upon demand at a rate which is two percent (2%) per annum in excess of the rate of interest otherwise payable under this Agreement.

                (b) Additional Interest on Eurocurrency Rate Loans. The Company and the Multicurrency Borrowers shall pay to the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, for the account of each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurocurrency Rate Loan of such Bank, from the date of such Eurocurrency Rate Loan until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurocurrency Rate for the Interest Period for such Eurocurrency Rate Loan from (ii) the rate obtained by dividing such Eurocurrency Rate by a percentage equal to 100% minus the Eurocurrency Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such Eurocurrency Rate Loan. Such additional interest shall be determined by such Bank and notified to the Company through the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable.

                (c)  Interest Rate Determination.

                (i) Each Reference Bank agrees to furnish to the Tranche A Agent and the Tranche A European Sub-Agent, timely information for the purpose of determining each Eurocurrency Rate. If any one or more of the Reference Banks shall not furnish such timely information to such Agent for the purpose of determining any such interest rate, such Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

                (ii) The Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, shall give prompt notice to the Company and the Banks of the applicable interest rate determined by such Agent for purposes of Sections 2.04(a) or (b) or Section 3.04, and the applicable rate, if any, furnished by each Reference Bank for the purpose of determining the applicable interest rate under Sections 2.04.

                (iii) Notwithstanding any other provision of this Agreement to the contrary,

                         (A) If the  Reference  Banks  fail  to  furnish  timely
                  information to the Tranche A Agent or Tranche A European Sub-Agent, for determining the Eurocurrency Rate for any Eurocurrency Rate Loans denominated in a particular Permitted Currency,

                                  (1) such  Agent  shall  forthwith  notify  the
                         Company and the Banks that the interest rate cannot be determined for such Eurocurrency Rate Loans,

                                  (2) the right of the  Company to  request  and
                         the obligation of the Banks to make, or to Convert U.S. Loans into, Eurocurrency Rate Loans shall be suspended until such Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist, and

                                  (3) any Notice of  Borrowing  with  respect to
                         such Borrowing shall be deemed cancelled and such Borrowing shall not be made.

                         (B) If,  with  respect to any  Eurocurrency  Rate Loans
                  denominated in a particular Permitted Currency and comprising a requested Borrowing, (x) in the case of Tranche A Loans, Banks whose Adjusted Tranche A Pro Rata Shares aggregate to more than 50%, or, (y) in the case of Tranche B Loans, Tranche B Banks whose Tranche B Pro Rata Shares aggregate to more than 50%, notify the Tranche A Agent, the Tranche A European
                  Sub-Agent or the Tranche B Agent, as applicable, that the Eurocurrency Rate for such Eurocurrency Rate Loans will not adequately reflect the cost to such Banks of making, funding or maintaining their respective Eurocurrency Rate Loans for such Borrowing, such Agent shall forthwith so notify the Company and the Banks, whereupon

                                  (1) the  right of the  Company  and the  other
                         Multicurrency Borrowers to request and the obligation of the Banks to make, or to Convert Loans into, Eurocurrency Rate Loans in such Permitted Currency shall be suspended until such Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist, and

                                  (2) any Notice of  Borrowing  with  respect to
                         such Borrowing shall be deemed cancelled and such Borrowing shall not be made.

The Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, shall, upon becoming aware that the circumstances causing any such suspension under this subsection (iii) no longer apply, promptly so notify the Company, provided that the failure of either such Agent to so notify the Company shall not impair the rights of the Banks under this Section 6.07(c)(iii) or expose such Agent to any liability.

                (iv) If the Company (whether on behalf of itself or a Multicurrency Borrower) shall fail to select the duration of any Interest Period for any Eurocurrency Rate Loans in accordance with the terms of this Agreement, the Company shall be deemed to have chosen an Interest Period of one month.

                (v) On the date on which the aggregate unpaid principal amount of Eurocurrency Rate Loans comprising any U.S. Borrowing shall be reduced, by payment or prepayment or otherwise, to less than $5,000,000, such Loans shall automatically Convert into Base Rate Loans.

                SECTION 6.08. Illegality. Notwithstanding any other provision of this Agreement, if any Bank shall notify the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent, as applicable, that the introduction of or any change in or in the interpretation of any law or regulation makes it unlawful, or any central bank or other Governmental Authority asserts that it is unlawful, for such Bank or its Applicable Lending Office to perform its obligations hereunder to make Eurocurrency Rate Loans in a particular Permitted Currency or generally or to fund or maintain any Eurocurrency Rate Loans hereunder, (i) the right of the Company and the other Multicurrency Borrowers to request and the obligation of the Banks to make or to Convert Loans into Eurocurrency Rate Loans in the affected Permitted Currencies shall be suspended until such Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist, (ii) any Notice of Borrowing with respect to any requested Borrowing of Eurocurrency Rate Loans in the affected Permitted Currencies shall be deemed cancelled and such Borrowing shall not be made, and (iii) the Company and the other Multicurrency Borrowers shall forthwith prepay in full all Eurocurrency Rate Loans of all Banks in the affected Permitted Currencies then outstanding, together with interest accrued thereon, unless, solely with respect to U.S. Loans, the Company, within five Business Days of the applicable notice from the Tranche A Agent, Converts all such Eurocurrency Rate Loans of all Banks then outstanding into Base Rate Loans in accordance with Section 2.06.

                SECTION 6.09. Right of Set-Off Against Defaulting Banks. In the event that any Bank fails to fund its Applicable Pro Rata Share of any Loan requested by the Company or any Multicurrency Borrower which such Bank is obligated to fund under the terms of this Agreement (the funded portion of such Loan being hereinafter referred to as a "Non-Pro Rata Loan"), then until the earlier of (i) such Bank's cure of such failure and (ii) the termination of the Tranche A Commitment or the Tranche B Commitment, as applicable, the proceeds of all amounts thereafter paid or repaid to the Agents by the Company or any Multicurrency Borrower and otherwise required to be applied to such Bank's share of any other Obligations pursuant to the terms of this Agreement shall be advanced to the Company or the applicable Multicurrency Borrower (converted to the applicable Permitted Currency) by the applicable Agent on behalf of such Bank to cure, in full or in part, such failure by such Bank, but shall nevertheless be deemed to have been paid to such Bank in satisfaction of such other Obligations. Notwithstanding anything in this Agreement to the contrary:

                                  (1) the  foregoing  provisions of this Section
                         6.09 shall apply only with respect to the proceeds of payments of Obligations and shall not affect the Conversion of any Loans hereunder;

                                  (2) a Bank  shall be deemed to have  cured its
                         failure to fund its Applicable Pro Rata Share of any Loan at such time as an amount equal to such Bank's Applicable Pro Rata Share (determined as of the time of the receipt, with respect to such Loan, by the Tranche A Agent or Tranche A European Sub-Agent of the related Notice of Tranche A Borrowing or by the Tranche B Agent of the related Notice of Tranche B Borrowing) of the requested principal portion of such Loan is fully funded to the Company, whether made by such Bank itself or by operation of the terms of this Section 6.09; and

                                  (3) any amounts advanced to the Company or any
                         Multicurrency Borrower under this Section 6.09 to cure, in full or in part, any such Bank's failure to fund its Applicable Pro Rata Share of any Loan, shall be deemed a part of the same Borrowing as the applicable Non-Pro Rata Loan.

                SECTION 6.10. Recordation of Loans and Payments. Each Bank is hereby authorized, at its option, to record, as applicable, such Loans, repayments and prepayments in its books and records, such schedule or such books and records, as the case may be, constituting prima facie evidence, absent manifest error, of the accuracy of the information contained therein; provided, that the failure by any Bank to endorse or record such Loans, repayments and prepayments shall not affect the obligations of the Company or the applicable Multicurrency Borrower under this Agreement.

                 SECTION 6.11. Mandatory  Prepayments.

                (a) Any provision herein to the contrary notwithstanding, the Company and each Multicurrency Borrower agree that if the Administrative Agent at any time in its discretion, using current adjusted Dollar Equivalents, determines that the unpaid aggregate principal balance of (i) the Tranche A Loans exceeds an amount equal to 105% of the Tranche A Commitment at that time or (ii) the Tranche B Loans exceeds an amount equal to 105% of the Tranche B Commitment at that time, then the Company shall upon notice and demand by the Administrative Agent pay over the entire excess of the current outstandings in such Tranche over the applicable Tranche Commitment (the "overage"), in either Dollars or any other Alternative Currency, as the Administrative Agent may direct, to the Administrative Agent for the account of the Banks. At the option of the Company, all amounts paid to the Administrative Agent pursuant to this
Section 6.11 shall be either (i) applied immediately to the repayment of the unpaid principal balance of such Loans as the Company may direct or (ii) held by the Administrative Agent in a separate collateral account (the funds in which to be invested by the Administrative Agent in its discretion following consultation with the Company, in cash, cash equivalents or short-term debt investments rated P-1 by Moody's and A-1 or better by S&P) (such account, and the credit balances, properties and any investments from time to time held therein, and any substitutions for such account, any certificate of deposit or other instrument evidencing any of the foregoing and all proceeds of and earnings on any of the foregoing, being collectively called the "Collateral Account") as security for, and for application by the Administrative Agent to the payment of the unpaid balance of, first, any outstanding Base Rate Loans, and second, any outstanding Eurocurrency Rate Loans (for application and payment on the last day of each Interest Period thereafter) until such overage has been paid in full; any remaining balance in the Collateral Account after such overage has been paid to be promptly returned to the Company. For the purposes of determining the overage pursuant to this Section 6.11 only, the outstanding principal balance of the Loans shall be reduced by the portion of the funds on deposit in the Collateral Account, if any, previously allocated by the Company to the payment of such Loans. The Collateral Account shall be held in the name of and subject to the exclusive dominion and control of the Administrative Agent for the benefit of the Agents and the Banks.

                (b) As security for the payment when due of all of the Obligations of the Company and the Multicurrency Borrowers hereunder, the Company and each Multicurrency Borrower hereby pledges and assigns to the Administrative Agent for the benefit of the Agents and the Banks and grants to the Administrative Agent for the benefit of the Agents and the Banks a general lien on and continuing security interest in and right of set-off against, all of their respective right, title and interest in and to the Collateral Account.


                                   ARTICLE VII
                              CONDITIONS PRECEDENT
                SECTION 7.01. Conditions Precedent to Closing. This Agreement shall be of no force or effect until all of the following conditions precedent have been satisfied:

                (a) The Administrative Agent shall have received all of the following, each in form and substance satisfactory to the Banks (as indicated by each Bank's signature hereto) and, in the case of item (i) below, in sufficient copies for each of the Banks:

                         (i) This Agreement,  executed by the Company,  together
                  with all Exhibits and Schedules hereto.

                         (ii) Certified  copies of the  resolutions of the Board
                  of Directors of the Company approving this Agreement, the Multicurrency Borrower Assumption Agreements to be delivered on the Closing Date, and the other Credit Documents to be delivered by the Company in connection herewith, and the incurrence of the Loans.

                         (iii) A  certificate  of the  Secretary or an Assistant
                  Secretary of the Company certifying (1) the Certificate of Incorporation of the Company, (2) the By-laws of the Company, and (3) the names and true signatures of the officers of the Company authorized to sign this Agreement and the other Credit Documents to be delivered by the Company in connection herewith.

                         (iv) A  certificate  of good  standing  of the  Company
                  issued by the Secretaries of State of Illinois and Delaware.

                         (v) A favorable  opinion of the General  Counsel of the
                  Company, dated the Closing Date, relating to such matters as the Administrative Agent and the Tranche A Agent deem appropriate and in form and substance satisfactory to each such Agent.

                         (vi) A favorable opinion of Sidley & Austin, counsel to
                  the Administrative Agent and the Tranche A Agent.

                         (vii) Such other  documentation  as the  Administrative
                  Agent or the Tranche A Agent may reasonably request.

                (b) All accrued and unpaid interest, fees and expenses due and payable by the Company under the Fourth Amended Agreement on or prior to the Closing Date shall have been paid in full in cash, it being understood that all interest, fees and expenses owing under the Fourth Amended Agreement but not yet due and payable on or before the Closing Date shall be paid on the first payment date for the corresponding amounts set forth in this Agreement.

                (c) Each "Issuing Bank" (as that term is defined in the Fourth Amended Agreement) and the Company shall have received a payoff letter, in form and substance satisfactory to such Issuing Bank and the Company, from the beneficiaries of all "Letters of Credit" (also as defined in the Fourth Amended Agreement) issued by such Issuing Bank and outstanding on the Closing Date.

                (d) There shall have been no material adverse change in the business, operations, assets or financial or other condition of the Company and its Subsidiaries taken as a whole, in the judgment of the Agents and the Banks (as evidenced by their execution of this Agreement).

                (e) Each condition precedent set forth in Section 7.02 shall be satisfied on and as of the Closing Date.

                SECTION 7.02. Conditions Precedent to Each Borrowing, Reallocation and Extension of Scheduled Maturity Date. The obligation of each Bank to make a Loan on the occasion of each Borrowing hereunder (including the initial Borrowing), to Convert a Loan, to honor any request for a Reallocation (as provided in Article V) and to extend the Scheduled Maturity Date hereunder pursuant to Section 12.07, shall in each such case be subject to the further conditions precedent that on the date of the making or Conversion of such Loan, the applicable Reallocation Effective Date or each Scheduled Maturity Date on which the Commitments of the Banks are extended, (a) the following statements shall be true:

                         (i) The representations and warranties made by the Company and each Multicurrency Borrower herein or which are contained in any certificate, document or financial or other statement furnished at any time under or in connection herewith, shall be correct on and as of such date as if made on and as of such date (both before and after giving effect thereto), provided, that the representation set forth in
                  Section 8.01(b) shall be deemed to be made only (1) on and as of the Closing Date and (2) on each Scheduled Maturity Date on which the Commitments of the Banks are extended by reference to the date of the most recently furnished audited annual financial statements of the Company;

                         (ii) The Administrative Agent shall have received, with
                  respect to Loans to a Multicurrency Borrower, a Multicurrency Borrower Assumption Agreement for such Multicurrency Borrower executed by such Multicurrency Borrower and the Company, together with the documentation required therein; and

                         (iii) No Unmatured Event of Default or Event of Default
                  shall have occurred and be continuing on such date, both before and after giving effect thereto;

and (b) the  Administrative  Agent  shall have  received  such other  approvals, opinions or documents as any Bank through the Administrative Agent may reasonably request. Each delivery of a Notice of Borrowing, and the acceptance by the Company of the proceeds of such Borrowing, each delivery of a Notice of Reallocation and each Reallocation, each Notice of Conversion and each Conversion of Loans and each request to extend the Scheduled Maturity Date and each extension thereof shall constitute a representation and warranty by the Company that on such date each of the above statements are true.



                                  ARTICLE VIII
                         REPRESENTATIONS AND WARRANTIES

                SECTION 8.01. Representations and Warranties of the Company. The Company represents and warrants as follows:

                (a) Financial Condition. The consolidated balance sheet of the Company and its consolidated Subsidiaries as at September 30, 1995 and the related consolidated statement of earnings and statement of cash flows for the fiscal year ended on such date certified by KPMG Peat Marwick, copies of which certified statements have heretofore been furnished to the Agents and the Banks, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and cash flows for the fiscal years then ended. The unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as of June 30, 1996, and the related unaudited consolidated statement of earnings and statement of cash flows for the nine-month period ended on such date, copies of which have heretofore been furnished to the Agents and the Banks, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such dates, and the consolidated results of their operations and cash flows for the nine-month period then ended (subject to normal year-end audit adjustments). Such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP. Neither the Company nor any of its consolidated Subsidiaries has any material contingent obligation, material contingent liability or liability for taxes, material long-term lease or material forward or long-term commitment, which is not reflected in the foregoing certified statements or in the notes thereto.

                (b) No Change. Since September 30, 1995, there has been no material adverse change in the business, operations, assets or financial or other condition of the Company and its Subsidiaries taken as a whole.

                (c) Corporate  Existence;  Compliance  with Law. The Company and each of its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, (ii) has the corporate power and authority and the legal right to own and operate its property, to lease the property it operates and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualifications, and (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not, in the aggregate, have a material adverse effect on the business, operations, property or financial or other condition of the Company and its Subsidiaries taken as a whole, or could not materially adversely affect the ability of the Company to perform its obligations under this Agreement, the other Credit Documents.

                (d) Corporate Power; Authorization; Enforceable Obligations. The Company has the corporate power and authority and the legal right to make, deliver and perform this Agreement and to borrow hereunder and has taken all necessary corporate action to authorize the borrowings on the terms and conditions of this Agreement and to authorize the execution, delivery and performance of this Agreement and the other Credit Documents. No consent or authorization of, filing with, or other act by or in respect of any other Person (including stockholders and creditors of the Company) or any Governmental Authority, is required in connection with the borrowings hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or the other Credit Documents. This Agreement has been duly executed and delivered on behalf of the Company and this Agreement and the other Credit Documents when executed and delivered by the Company, shall constitute legal, valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

                (e) No Legal Bar. The execution, delivery and performance of this Agreement, the other Credit Documents, the making of the Loans and the use of the proceeds in each case thereof, will not violate any Requirement of Law or any Contractual Obligation of the Company or any of its Subsidiaries, and will not result in, or require the creation or imposition of, any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or Contractual Obligation.

                (f) No Material Litigation. Except as disclosed in the Company's annual, quarterly and special reports, as filed by the Company with the Securities and Exchange Commission most recently prior to the execution and delivery hereof, and supplemented, as necessary, by a letter dated no later than five days prior to the execution and delivery hereof by the Company, of the General Counsel of the Company, addressed to each Bank, no litigation, arbitration, governmental investigation (except audits by the Internal Revenue Service not involving a special agent) or proceeding against the Company or any of its Subsidiaries or to which any of the properties of any thereof is subject is pending or, to the knowledge of the Company, threatened which (i) involves individually more than the Individual Material Amount or, in the aggregate, more than the Aggregate Material Amount, or (ii) if adversely determined, might materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries or impair the ability of the Company to perform any of its obligations under this Agreement, the other Credit Documents, or (iii) purports to affect the legality, validity or enforceability of any Credit Document.
                (g) No Default. Neither the Company nor any Subsidiary is in default, subject to any applicable grace period, in the payment of any Debt (except for (i) defaults in the payment of any Debt by Non-Recourse Subsidiaries and (ii) defaults in payments of Non-Recourse Obligations) or under any law or governmental regulation or court or administrative decree or order materially affecting its property or business, or aware of any facts or circumstances which would give rise to any such default.

                (h) Taxes. The Company and its Subsidiaries have filed or caused to be filed all tax returns which to the knowledge of the Company are required to be filed, and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property.

                (i) Subsidiaries. As of the Closing Date, the Company has no Subsidiaries other than those listed on Schedule 8.01(i)attached hereto.


                (j) ERISA. Neither the Company nor any member of the Controlled Group is now maintaining or contributing, or has ever maintained or contributed, to any Benefit Plan. Neither the Company nor any member of the Controlled Group is now contributing, or has ever contributed, to any Multiemployer Plan. Each Plan which is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to any such Plan has been determined to be exempt from federal income tax under Section 501(a) of the Code. Neither the Company nor any member of the Controlled Group has breached any of the responsibilities, obligations or duties imposed on it with respect to any Plan by ERISA and the Code which has resulted in or reasonably could be expected to result in any material liability to the Company or any such member of the Controlled Group. Neither the Company nor any member of the Controlled Group has engaged in a nonexempt prohibited transaction described in Section 406 of ERISA or Section 4975 of the Code.

                (k) Equity Securities. No proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 except for warrants and options (and any equity securities obtained through the exercise thereof) and preferred stock of a Person, which warrants, options and preferred stock are acquired by the Company or any of its Subsidiaries in connection with (i) the lease of Equipment by the Company or such Subsidiary, as lessor, to such Person, as lessee, or (ii) the provision of business continuity services by the Company or such Subsidiary to such Person.
                (l) Margin Stock. Neither the Company nor any of its Subsidiaries is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System), and no proceeds of any Loan will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock.

                (m) Governmental Regulation. As of the Closing Date, neither the Company nor any Subsidiary of the Company is subject to regulation under the Interstate Commerce Act, the Investment Company Act of 1940 or any other federal or state statute or regulation such that its ability to incur indebtedness is limited.

                (n) Environmental Compliance. Except as disclosed on Schedule 8.01, the operations of the Company comply in all material respects with all applicable federal, state or local environmental, health and safety statutes and regulations ("Environmental Laws"). None of the Company's operations or property is currently subject to any judicial or administrative proceeding alleging the violation of any Environmental Laws nor are they the subject of federal or state investigation evaluating whether any remedial action is needed to respond to a release of any hazardous, toxic or radioactive waste, substance or constituent, into the environment. Except as disclosed in Schedule 8.01(n), the Company has not filed any notice under any federal or state law indicating past or present treatment, storage or disposal of a hazardous waste or reporting a spill or release of a hazardous or toxic waste, substance or constituent, into the environment. Except as disclosed on Schedule 8.01(n), the Company has no material contingent liability of which the Company has actual knowledge in connection with any violation by it of any Environmental Laws or the release of any hazardous or toxic waste, substance or constituent, into the environment from its operations or on or from its properties.

                SECTION 8.02. Representations and Warranties of the Multicurrency Borrowers. Each Subsidiary of the Company which becomes a Multicurrency Borrower hereunder shall be deemed by the execution and delivery of its Multicurrency Borrower Assumption Agreement to have represented and warranted as of the date thereof as follows (and the Company, by its execution of such Multicurrency Borrower Assumption Agreement, shall be deemed to have confirmed each such representation and warranty):

                         (a) Such Multicurrency Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization.

                         (b) The  execution  and delivery by such  Multicurrency
                  Borrower of its Multicurrency Borrower Assumption Agreement and the performance by it of this Agreement are within its powers, have been duly authorized by all necessary action, and do not contravene (i) its constituent documents or (ii) any law or any contractual restriction binding on or affecting such Multicurrency Borrower.

                         (c) This Agreement constitutes a legal, valid and binding agreement of such Multicurrency Borrower, and Loans made pursuant hereto will constitute legal, valid and binding obligations of such Multicurrency Borrower, enforceable against such Multicurrency Borrower in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.



                                   ARTICLE IX
                            COVENANTS OF THE COMPANY

                SECTION 9.01. Affirmative Covenants. So long as any portion of the Obligations shall remain unpaid, or any Bank shall have any Commitment hereunder, the Company, unless the Majority Banks shall otherwise consent in writing:

                (a) Corporate Existence and Qualification. Shall take all steps necessary to preserve its corporate existence and cause to be done at all times all things necessary to be fully qualified to do business in all states or other jurisdictions in which the failure to so qualify might materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries.

                (b) Insurance. Shall maintain, and shall cause each of its Subsidiaries to maintain, insurance coverage by financially sound and reputable insurers in such forms and amounts, with such deductibles and against such risks as are customary for corporations engaged in the same or a similar business and owning and operating similar properties.

                (c) ERISA. Shall, and shall cause each of its ERISA Affiliates to establish, maintain and operate all Plans to comply with all applicable provisions of ERISA and the Code and the respective documents for such Plans.

                (d) Continuance of Business. Shall do, or shall cause to be done and shall cause each Material Subsidiary to do or cause to be done all things reasonably necessary to preserve and keep in full force and effect its existence and all franchises, rights and privileges necessary for the proper conduct of its business in substantially the same manner and in substantially the same fields as such business is carried on or conducted as of the Closing Date.

                (e) Taxes and Obligations. Shall pay and discharge and shall cause each of its Subsidiaries to pay and discharge all of such Person's obligations and liabilities, including, without limitation, all taxes, assessments and governmental charges upon its income and properties, when due, unless and to the extent only that such obligations, liabilities, taxes, assessments and governmental charges shall be contested in good faith and by appropriate proceedings and that, to the extent required by GAAP, proper and adequate book reserves relating thereto are established by the Company or such Subsidiary.

                (f) Further Assurances. Shall execute and deliver to the Agents all agreements, documents and instruments and do such further acts and things as the Agents may reasonably request which may be necessary or desirable to effect the purposes of this Agreement.

                (g) Fiscal Year. Shall notify the Agents and the Banks of any change of its Fiscal Year within 60 days of such change.

                (h) Books and Records. Shall, and shall cause each of its Subsidiaries to, keep books and records reflecting all of such Person's business affairs and transactions in accordance with GAAP and, subject to the confidentiality provisions of Section 12.09, permit the Agents, the Banks or any of their representatives, at reasonable times and intervals, to visit all of its offices, discuss its financial matters with its officers and independent accountants (and hereby authorize the independent accountants to discuss its financial matters with the Agents and the Banks or their representatives) and examine any of its books and other corporate records.

                (i) Additional Information. Shall furnish, or shall cause to be furnished, to the Agents and the Banks such other information regarding the business, affairs and condition of the Company and its Subsidiaries as the Agents or any Bank may from time to time reasonably request.

                (j) Compliance with Requirements of Law. Shall, and shall cause each Subsidiary to, comply in all respects with all Requirements of Law, the noncompliance with which could have a material adverse effect on the business operations, financial condition or properties of the Company or any of its Subsidiaries or on the ability of the Company to perform its obligations under this Agreement.

                (k) Notice of Change in Ratings. Shall promptly notify the Agents in writing if it receives notice of any increase or decrease in the ratings of any long term, senior unsecured, non-credit enhanced Indebtedness of the Company or of any of the Company's publicly-traded debt.

                SECTION 9.02. Reporting Covenants. So long as any portion of the Obligations shall remain unpaid or any Bank shall have any Commitment hereunder, the Company will, unless the Majority Banks shall otherwise consent in writing:

                (a) Furnish, or cause to be furnished, to the Administrative Agent, on behalf of the Banks and to be distributed to the Banks by the Administrative Agent, copies of the following financial statements, reports, certificates and information (and, with respect to documents filed with or provided to the Securities and Exchange Commission, in sufficient copies for all of the Banks):

                         (i) as soon as  available  and in any  event  within 45
                  days after the close of each of the first three quarters of each Fiscal Year, consolidated and consolidating balance sheets at the close of such quarter, and the related consolidated and consolidating statements of earnings, stockholders' equity and cash flows for the period commencing at the end of the previous Fiscal Year and ending with the close of such quarter, of the Company and its Subsidiaries, certified by the Vice President and Controller or Executive Vice President and Chief Financial Officer of the Company;

                         (ii) as soon as  available  and in any event  within 90
                  days after the close of each Fiscal Year:

                                  (1) consolidated balance sheets at the close of such Fiscal Year and the related consolidated statements of earnings, stockholders' equity and cash flows for such Fiscal Year, of the Company and its Subsidiaries, certified without qualification by KPMG Peat Marwick, another of the "Big Six" accounting firms, or any other independent public accountants of recognized standing selected by the Company and acceptable to the Majority Banks,

                                  (2) a written  statement  by such  accountants
                         setting forth in reasonable detail a calculation of the financial covenants set forth in Section 9.04 at the close of such Fiscal Year and further to the effect that they have examined the provisions of this Agreement and that at the date of such statement are not aware of any default in the performance by the Company or any of its Subsidiaries of any obligation to be performed by such Person hereunder or under any instrument or document executed pursuant hereto, except such, if any, as may be disclosed in such statement,

                                  (3) a consolidating balance sheet at the close
                         of such Fiscal Year, and the related consolidating statements of earnings, stockholders' equity and cash flows for such Fiscal Year, of the Company and its Subsidiaries, certified by the Vice President and Controller or Executive Vice President and Chief Financial Officer of the Company, and

                                  (4) copies of the detailed financial and management reports submitted to the Company by independent public accountants in connection with each annual or interim audit made by such accountants of the books of the Company or any Subsidiary;

                                  (iii) together with the financial statements delivered pursuant to Sections 9.02(a)(i) and (ii) hereof, a Compliance Certificate;

                         (iv) promptly upon the mailing  thereof to stockholders
                  of the Company generally, any annual report, proxy statement or other communication;

                         (v)  promptly  upon any filing  thereof by the  Company
                  with the Securities and Exchange Commission, any annual, periodic or special report or registration statement (exclusive of exhibits thereto) generally available to the public;

                         (vi) promptly from time to time a written report (which
                  may be contained in the Company's Form 10-Q or 10-K as filed from time to time with the Securities and Exchange Commission) of any changes in the list of its Subsidiaries set forth on
                  Schedule 8.01(i); and

                      (vii) as and when available, for each Multicurency Borrower, a balance sheet at the close of the fiscal year for such Multicurrency Borrower, and the related statements of earnings, stockholders' equity and cash flows for such fiscal year, prepared in accordance with local accounting principles and certified by the Vice President and Controller or Executive Vice President and Chief Financial Officer of the Company.

                (b)  Immediately give notice to the Banks of:

                         (i) the occurrence of any Event of Default or Unmatured
                  Event of Default hereunder;

                         (ii) any litigation, arbitration, governmental investigation (except audits by the Internal Revenue Service not involving a special agent) or proceeding not previously disclosed to the Banks is instituted or, to the knowledge of the Company, threatened against the Company or any of its Subsidiaries or to which any of the properties of any thereof is subject which (a) involves individually more than the Individual Material Amount or, in the aggregate, more than the Aggregate Material Amount, or (b) if adversely determined, might materially adversely affect the consolidated financial condition or operations of the Company and its Subsidiaries or impair the ability of the Company to perform any of its obligations under this Agreement, the other Credit Documents, or (c) purports to affect the legality, validity or enforceability of any Credit Document; and

                         (iii) any  material  adverse  development  which  shall
                  occur in any litigation, arbitration or governmental investigation or proceeding previously disclosed by the Company to the Banks.

                (c) Furnish, or cause to be furnished, to the Agents and the Banks such other information regarding the business, affairs and condition (financial or otherwise) of the Company and its Subsidiaries as the Agents or any Bank may from time to time reasonably request.

                SECTION 9.03. Negative Covenants. So long as any portion of the Obligations shall remain unpaid or any Bank shall have any Commitment hereunder, the Company will not, without the prior written consent of the Majority Banks:

                (a) Liens. Create or suffer to exist, or permit any of its Subsidiaries to create or suffer to exist, any Lien upon or with respect to any of its properties, whether now owned or hereafter acquired, other than:

                         (i) Liens securing Non-Recourse Obligations of the Company or any of its Subsidiaries incurred in connection with leasing transactions or business continuity services provided in the ordinary course of business of the Company or such Subsidiary;

                         (ii) Liens incurred in connection  with the acquisition
                  of any Equipment and attaching only to the Equipment and any related Contract being acquired so long as the Debt secured thereby does not exceed the fair market value of such Equipment and any related Contract at the time of acquisition thereof;

                         (iii) Liens securing Debt of a Subsidiary of the Company to the Company or to another Subsidiary of the Company;

                         (iv) Liens for taxes, assessments or other governmental
                  charges or levies, and Liens securing claims or demands of mechanics and materialmen incurred in the ordinary course of business, provided in each case that (i) payment thereof is not at the time required by Section 9.01(e) and (ii) if required by GAAP, the Company or the applicable Subsidiary shall have set aside and maintained adequate reserves with respect thereto;

                         (v) Liens  incurred in the ordinary  course of business
                  in  connection  with  workmen's   compensation,   unemployment
                  insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                         (vi) Liens with respect to judgments in existence  less
                  than 10 days after the entry thereof or with respect to which execution has been stayed or the payment of which is covered in full (subject to a customary deductible) by insurance;

                         (vii) rights of lessees,  sublessees,  conditional sale
                  purchasers and borrowers under Contracts;

                         (viii) Liens consisting of mortgages,  conditional sale
                  contracts, security interests or other arrangements for the retention of title (including capitalized leases) created or incurred for the financing or purchase of real property of the Company or any of its Subsidiaries and attaching only to the property being acquired or financed, so long as the Debt secured thereby (i) was not in existence prior to the creation of such Lien and (ii) did (or, in the case of property acquired or financed after the date hereof, does) not exceed the fair market value of such property at the time of creation of such Lien;

                         (ix) Liens securing Debt of an insolvent  Subsidiary of
                  the Company incurred in connection with leasing transactions or business continuity services provided in the ordinary course of business of such Subsidiary and attaching only to the Equipment and any related Contract with respect to such leasing transactions or business continuity services, where such Debt had constituted a Non-Recourse Obligation prior to the insolvency of such Subsidiary;

                         (x) Liens  (other than the Liens  permitted  by clauses
                  (i) through (ix) above) securing (1) Debt for borrowed money of, or guaranteed by, the Company or any of its Subsidiaries or (2) obligations of the Company or any of its Subsidiaries arising under Buy-Leases; provided, that the sum of (A) all such Debt for borrowed money (excluding the non-recourse portion of any Limited Recourse Obligations) and (B) the excess of (I) the present value (discounted at the Base Rate most recently determined by the Tranche A Agent) of all obligations of the Company and its Subsidiaries under Buy-Leases over (II) the present value (discounted at the Base Rate most recently determined by the Tranche A Agent) of all Contract Receivables arising under Eligible Contracts which are related to the same Equipment as such Buy-Leases shall not at any time exceed 20% of Consolidated Tangible Net Worth; and

                         (xi) Liens in favor of the Banks in the Collateral Account and in favor of the banks party to the MOF in the "Cash Collateral Account" under, and as defined in, the MOF.

                (b) Accommodation Obligations. Directly or indirectly create or become or be liable, or permit any of its Subsidiaries to directly or indirectly create or become or be liable, with respect to any Accommodation Obligations except:

                         (i) guaranties by the Company of lease and other obligations relating to contract performance of its Subsidiaries in the ordinary course of business, including, without limitation, business continuity agreements;

                         (ii) guaranties by the Company which are limited in amount to a stated maximum dollar exposure;

                         (iii) the guaranty by the Company of obligations of its
                  Subsidiaries under the MOF; and

                         (iv) the  guaranty  by the  Company of euro  commercial
                  paper issued by Comdisco Finance Nederland B.V. or any other Subsidiary of the Company pursuant to the MOF.

                (c) Dividends and Stock Purchases. At any time when an Event of Default or Unmatured Event of Default has occurred and is continuing or would result therefrom, (i) declare or pay any dividends, either in cash or property, on any shares of its capital stock of any class (except (1) dividends or other distributions payable solely in shares of capital stock of the Company and (2) one, and only one, dividend declared and paid on the preferred stock of the Company), or (ii) directly or indirectly, or through any of its Subsidiaries, purchase, redeem or retire any shares of its capital stock of any class or any warrants, rights or options to purchase or acquire any shares of its capital stock (other than in exchange for or out of the net proceeds to the Company from the substantially concurrent issue or sale of other shares of capital stock of the Company or warrants, rights or options to purchase or acquire any shares of its capital stock), or (c) make any other payment or distribution, either directly or indirectly or through any Subsidiary, in respect of its capital stock.

                (d) Sale and Leasebacks.  Enter into any arrangement,  or permit any of its Subsidiaries to enter into any arrangement, whereby the Company or any of its Subsidiaries shall sell or transfer any property owned by it or any of its Subsidiaries to any Person other than to the Company or any of its Subsidiaries and thereupon the Company or any Subsidiary shall lease or intend to lease, as lessee, the same property (any such transaction being referred to as a "Sale and Leaseback") except (i) Sale and Leasebacks of any disaster recovery site in the ordinary course of business, (ii) Sale and Leasebacks in the ordinary course of business of Equipment included in the Company's leasing portfolio for the purpose of recapturing the Company's equity investment in such Equipment and (iii) the Sale and Leaseback of the Company's corporate headquarters located at 6111 North River Road, Rosemont, Illinois.

                (e) Take or Pay Contracts. Enter into or be a party to, or permit any of its Subsidiaries to enter into or be a party to, any arrangement for the purchase of materials, supplies, other property or services if such arrangement requires that payment be made by the Company or such Subsidiary regardless of whether or not such materials, supplies, other property or services are delivered or furnished to the Company or such Subsidiary.

                (f) Consolidation, Merger, etc. Consolidate with or merge into or with any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person or sell, transfer, lease or otherwise dispose of all or any substantial part of its assets to any Person, or permit any of its Material Subsidiaries to do so, except:

                         (i) the merger,  consolidation  or  liquidation  of any
                  Material Subsidiary of the Company into the Company or into or with any other Subsidiary of the Company (the surviving entity thereof also being a Material Subsidiary);

                         (ii) the merger,  consolidation or liquidation into the
                  Company or any Material Subsidiary, or the acquisition by the Company or any Material Subsidiary of all or substantially all the assets, of any other Person (other than the Company), but only if:

                                  (1) such  Person is engaged  exclusively  in a
                         business which is in substantially the same fields as the existing business of the Company or such Material Subsidiary, as the case may be; and

                                  (2) any such merger or  acquisition  would not
                         cause the Company to violate any other provision of this Agreement; or

                         (iii) the sale, transfer, lease or other disposition of
                  Equipment in the ordinary course of its business;

provided, however, that any such action of the nature referred to in clause (i) or (ii) of this Section 9.03(f) shall only be permitted if no Event of Default of Unmatured Event of Default has occurred and is continuing or would result therefrom.

                (g) Plans. Establish, incur or suffer to exist, or permit any member of the Controlled Group to establish, incur or suffer to exist, any obligations with respect to any Benefit Plan or Multiemployer Plan.

                (h) Subordinated Debt. Pay or prepay, or permit any of its Subsidiaries to pay or prepay, any principal of, or make any payment of interest on, or redeem, purchase or otherwise acquire any Subordinated Debt at any time an Event of Default or Unmatured Event of Default has occurred and is continuing.

                (i) Inconsistent Agreements. Enter into any agreement, or permit any of its Subsidiaries to enter into any agreement, which contains any provision which would be violated or breached by any Borrowing or requests for credit made hereunder or by the performance by the Company of its obligations hereunder or under any other Credit Document.

                SECTION 9.04. Financial Covenants. The Company shall have, on a consolidated basis with its Subsidiaries:

                         (a) Consolidated Tangible Net Worth as of the end of any quarter of any Fiscal Year of not less than the sum of (i) $635,000,000 plus (ii) 50% of the Consolidated Net Income of the Company and its Subsidiaries for the period from October 1, 1995 to and including the last day of such quarter (without any adjustment to the requirements set forth in this covenant to reflect losses in any Fiscal Year or, if applicable, in the portion of the current Fiscal Year then ended);

                         (b) a Fixed Charge  Coverage Ratio as of the end of any
                  quarter of any Fiscal Year on a rolling four-quarter basis of not less than 1.15 to 1;

                         (c) a Total  Liabilities to Adjusted Net Worth Ratio as
                  of the end of any  quarter of any Fiscal Year of not more than
                  6.5 to 1.00;

                         (d) a Recourse  Liabilities  Ratio as of the end of any
                  quarter of any Fiscal Year of not more than 5.5 to 1;

                         (e) a Ratio of  Unencumbered  Cash Flow to  Contractual
                  Payments, as of the end of any quarter of any Fiscal Year of not less than 1.00 to 1.00; and

                         (f) A Ratio of Remarketing  Revenues (to be computed in
                  a manner consistent with the computation thereof as set forth in the Company's financial statements referred to in Section 8.01(a) hereof) to Net Book (or Residual) Value (to be computed in a manner consistent with the computation thereof as set forth in the Company's financial statements referred to in Section 8.01(a) hereof), as of the end of each fiscal year, of not less than 1.1 to 1.00.


                                    ARTICLE X
                                EVENTS OF DEFAULT

                SECTION  10.01.  Events  of  Default.   Each  of  the  following
occurrences shall constitute Events of Default under this Agreement:

                (a) Failure to Make Payments. The Company or any Multicurrency Borrower shall fail to pay when due any interest on or principal of any Loan, fee or other amount payable under this Agreement and such failure shall continue unremedied for three (3) Business Days following written notice thereof from the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent; or

                (b) Breach of Representation or Warranty. Any representation or warranty made or deemed made by the Company or any Multicurrency Borrower (or any of its respective officers) herein or in any of the other Credit Documents or in any statement or certificate at any time given by the Company or such Multicurrency Borrower pursuant to any of the Credit Documents shall prove to have been incorrect in any material respect when made; or

                (c) Breach of Certain Covenants. The obligations of the Company under Article IV shall cease to be in full force and effect or the Company shall fail to perform or observe (i) any term, covenant or agreement contained in
Article IV, Sections  9.03(a),  9.03(c),  9.03(h),  9.03(i) or 9.04, or (ii) the
covenant contained in Section 9.03(f), which failure arises from a merger or consolidation involving the Company or the sale of all or any substantial part of the assets of the Company, or (iii) any other term, covenant or agreement contained in this Agreement on its part to be performed or observed (unless otherwise constituting an Event of Default under any of the other provisions of this Section 10.01) if such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given to the Company by the Administrative Agent; or

                (d) Default as to Other Debt. The Company or any of its Subsidiaries shall fail to pay any principal of or premium or interest on any of its Debt which is outstanding in a principal amount of at least the Individual Material Amount individually or the Aggregate Material Amount in the aggregate (but excluding (i) the Obligations, (ii) any Debt of a Subsidiary of the Company to the Company or another of its Subsidiaries, (iii) any Non-Recourse Obligations, and (iv) any Debt of a Non-Recourse Subsidiary), when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), and such failure shall continue after the applicable grace period, if any, specified in the agreement or instrument relating to such Debt; or any other event shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace period, if any, specified in such agreement or instrument, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Debt; or any such Debt shall be declared to be due and payable, or required to be prepaid (other than by a regularly scheduled required prepayment), redeemed, purchased or defeased, or an offer to prepay, redeem, purchase or defease such Debt shall be required to be made, in each case prior to the stated maturity thereof; or

                (e) Other Defaults. The Company or any of its Subsidiaries shall fail to pay when due, whether by acceleration or otherwise, or shall fail to perform or observe (subject to any applicable grace period) any material obligation or agreement of the Company or such Subsidiary involving a claim or claims in excess of the Individual Material Amount individually or the Aggregate Material Amount in the aggregate (but excluding (i) any such material obligation or agreement constituting or related to Debt for borrowed money, (ii) the Obligations, and (iii) any material obligation or agreement of any Subsidiary of the Company to the Company or another of its Subsidiaries), except to the extent that the existence of any such default is being contested by the Company or such Subsidiary, as the case may be, in good faith and by appropriate proceedings and the Company or such Subsidiary shall have set aside on its books such reserves or other appropriate provisions therefor as may be required by GAAP; or

                (f) Insolvency of the Company or a Material Subsidiary. The Company or any of the Material Subsidiaries (other than a Non-Recourse Subsidiary) shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against the Company or any Material Subsidiary (other than a Non-Recourse Subsidiary) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or the Company or any of the Material Subsidiaries (other than a Non-Recourse Subsidiary) shall take any corporate action to authorize any of the actions set forth above in this subsection (f); or

                (g) Insolvency of Other Subsidiaries. In any twelve-month period, Subsidiaries (other than Non-Recourse Subsidiaries) of the Company having aggregate total assets of $20,000,000 or more shall generally not pay their debts as such debts become due, or shall admit in writing their inability to pay their debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against such Subsidiaries seeking to adjudicate them bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of such Subsidiaries or their debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for them or for any substantial part of their property and, in the case of any such proceeding instituted against such Subsidiaries (but not instituted by them), either such proceeding shall remain undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, them or for any substantial part of their property) shall occur; or such Subsidiaries shall take any corporate action to authorize any of the actions set forth above in this subsection (g); provided, that where a 30-day period referred to above would end after any relevant twelve-month period, such twelve-month period shall be deemed extended to include all days in such 30-day period; or

                (h) Judgments. Judgments or orders for the payment of money in excess of the Individual Material Amount individually or the Aggregate Material Amount in the aggregate shall be rendered against the Company or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 10 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; provided, that this Section 10.01(h) shall not include any judgments or orders to the extent that the Company or the applicable Subsidiary is (1) insured and with respect to which the insurer thereof has assumed responsibility in writing or
(2) otherwise indemnified in a manner satisfactory to the Administrative Agent and the Tranche A Agent; or

                (i) Change in Control. Any person or group of persons (within the meaning of Section 13 or Section 14 of the Securities Exchange Act of 1934, as amended (the "Act")) shall acquire beneficial ownership (within the meaning of Rule 13d-3 promulgated by the Securities and Exchange Commission under the
Act), either directly or indirectly, of 35% or more of the combined voting power of the Company's outstanding securities ordinarily having the right to vote at elections of directors.

                SECTION  10.02.  Remedies.  If any event  described  in  Section
10.01(f) shall occur, the Commitments of each Bank (if not theretofore terminated) shall immediately terminate, and the Loans and all other amounts payable hereunder shall become immediately due and payable and the Company and the Multicurrency Borrowers shall immediately pay to the Administrative Agent the amount of all Loans outstanding and all other amounts payable hereunder in full, all without presentment, demand, protest or notice of any kind (all of which are hereby expressly waived). If any Event of Default not described in
Section 10.01(f) occurs, the Administrative Agent may with the consent of the Tranche A Agent, and shall upon direction of the Majority Banks (or Banks whose Voting Pro Rata Shares, calculated as if the Commitments had already terminated, aggregate to more than 50%), declare the Commitments of each Bank (if not theretofore terminated) to be terminated, and the Loans and all other amounts payable hereunder to be due and payable, whereupon each Bank's Commitment (if not theretofore terminated) shall immediately terminate and the Loans and all other amounts payable hereunder shall become immediately due and payable and the Company and the Multicurrency Borrowers shall immediately pay to the Administrative Agent the amount of all Loans outstanding and all other amounts payable hereunder in full, all without presentment, demand, protest or notice of any kind (all of which are hereby expressly waived).



                                   ARTICLE XI
                                   THE AGENTS

                SECTION 11.01.  Authorization  and Action.

                (a) Each Bank hereby appoints and authorizes the Agents to take such action as agents on its behalf and to exercise such powers under this Agreement as are delegated to the Agents by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including, without limitation, enforcement or collection of the Obligations), the Agents shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Banks (or, as applicable, Banks with the necessary aggregate Applicable Pro Rata Shares or Voting Pro Rata Shares, as the case may be, with discretion over such matters), and such instructions shall be binding upon all Banks; provided, however, that no Agent shall be required to take any action which exposes such Agent to personal liability or which is contrary to this Agreement or applicable law.

                (b) The provisions of this Article XI are solely for the benefit of the Agents and the Banks, and neither the Company nor any Subsidiary of the Company (including, without limitation, the Multicurrency Borrowers) shall have any rights to rely on or enforce any of the provisions hereof (other than as expressly set forth in Section 11.07). In performing its functions and duties under this Agreement, each Agent shall act solely as agent of the Banks and does not assume and shall not be deemed to have assumed any obligation toward or relationship of agency or trust with or for the Company or any Subsidiary of the Company. Each of the Agents may perform any of its duties hereunder, or under the Credit Documents, by or through its agents or employees.

                SECTION 11.02. Nature of Agents' Duties. The Agents shall not have any duties or responsibilities except those expressly set forth in this Agreement or in the other Credit Documents. The duties of the Agents shall be administrative in nature. No Agent shall have by reason of this Agreement a fiduciary relationship in respect of any Bank. Nothing in this Agreement or any of the other Credit Documents, expressed or implied, is intended to or shall be construed to impose upon the Agents any obligation in respect of this Agreement or any of the other Credit Documents except as expressly set forth herein or therein. If any Agent seeks the consent or approval of the Banks to the taking or refraining from taking any action hereunder, such Agent shall send notice thereof to each Bank. The Administrative Agent shall promptly notify each Bank at any time that the Banks have instructed the Agents to act or refrain from acting pursuant hereto.

                SECTION 11.03. Rights,  Exculpation,  Etc.

                (a)Neither the Agents nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. No Agent shall be responsible or accountable for the acts or omissions of any other Agent. None of the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent or the Tranche B Agent shall be liable for any apportionment or distribution of payments made by it in good faith pursuant to the terms of this Agreement, and if any such apportionment or distribution is subsequently determined to have been made in error the sole recourse of any Person to whom payment was due, but not made, shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled. The Agents may rely and act upon notice given by facsimile transmission by the individuals reasonably believed by the Agents to be those individuals designated to the Agents, or any of them, in writing from time to time to possess authority to give such notice, without any requirement of written confirmation thereof, and the Company hereby indemnifies and holds harmless each Agent from and against any and all losses, costs, expenses, damages, claims, actions and other proceedings relating to such reliance, except for losses, costs, expenses, damages, claims, actions and proceedings resulting from acts or omissions constituting gross negligence or willful misconduct on the part of such Agent. If a written confirmation is delivered to an Agent after reliance on a given notice which differs in any respect from the action taken by such Agent, the records of such Agent shall govern absent manifest error.

                (b) Each Agent:  (i) may consult with legal  counsel  (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (ii) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (iii) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Company or any Multicurrency Borrower or to inspect the property (including the books and records) of the Company or any Multicurrency Borrower; (iv) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (v) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telephone, telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

                (c) The Agents may at any time request instructions from the Banks with respect to any actions or approvals which by the terms of this Agreement or of any of the other Credit Documents the Agents are permitted or required to take or to grant, and if such instructions are promptly requested, the Agents shall be absolutely entitled to refrain from taking any action or to withhold any approval and shall not be under any liability whatsoever to any Person for refraining from any action or withholding any approval under any of the Credit Documents until they shall have received such instructions from the Majority Banks, Banks whose Adjusted Tranche A Pro Rata Shares aggregate to more than 50%, Banks whose Tranche B Pro Rata Shares aggregate to more than 50% or all of the Banks, as applicable. Without limiting the foregoing, no Bank shall have any right of action whatsoever against any of the Agents as a result of such Agent acting or refraining from acting under this Agreement or any of the other Credit Documents in accordance with the instructions of the Majority Banks, Banks whose Adjusted Tranche A Pro Rata Shares aggregate to more than 50%, Banks whose Tranche B Pro Rata Shares aggregate to more than 50% or all of the Banks, as applicable.

                SECTION 11.04. Rights as a Bank. With respect to its Commitment and the Loans made by it, each of the Agents in its capacity as a Bank hereunder shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not an Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include each Agent in its individual capacity. Each Agent in its individual capacity and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its Subsidiaries (including, without limitation, the Multicurrency Borrowers) and any Person who may do business with or own securities of the Company or any such Subsidiary, all as if it were not an Agent and without any duty to account therefor to the Banks.

                SECTION 11.05. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon any Agent or any other Bank and based on the financial statements referred to in Section 8.01(a) and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon any Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. The Agents shall not be required to keep themselves informed as to the performance or observance by the Company and the Multicurrency Borrowers of this Agreement or any other document referred to or provided for herein or to inspect the properties or books of the Company or the Multicurrency Borrower. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by the Agents hereunder, the Agents shall not have any duty or responsibility to provide any Bank with any credit or other information concerning the affairs, financial condition or business of the Company or the Multicurrency Borrowers, which may come into the possession of the Agents or any of their affiliates.

                SECTION 11.06. Indemnification. The Banks agree to indemnify each of the Agents (to the extent not reimbursed by the Company), ratably according to their respective Aggregate Pro Rata Shares, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against such Agent in any way relating to or arising out of this Agreement or any action taken or omitted by such Agent under this Agreement, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from such Agent's own gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse each Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by such Agent in connection with the administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that such Agent is not reimbursed for such expenses by the Company.

                SECTION 11.07. Resignation or Removal of Agents. Subject to the appointment and acceptance of a successor Agent as provided below, (a) any Agent may resign as Agent hereunder at any time by giving not less than 10 days' prior written notice thereof to the Banks and the Company, and (b) Banks whose Voting Pro Rata Shares aggregate to at least seventy percent (70%) may, by written agreement, remove any Agent with the consent of the Company (provided, that the consent of the Company shall not be required after the occurrence and during the continuance of an Event of Default). The Majority Banks (in the case of a resignation or removal of the Administrative Agent, Tranche A Agent or the Tranche A European Sub-Agent) or Banks whose Tranche B Pro Rata Shares aggregate to more than 50% (in the case of a resignation or removal of the Tranche B Agent) shall have the right, after consultation with the Company, to appoint a successor Agent. If no successor Agent shall have been so appointed by the Banks or the Tranche B Banks, as applicable, and shall have accepted such appointment within 30 days after the retiring Agent's giving of notice of resignation or of the agreement of the Banks to remove such Agent, then (i) if such Agent resigned and was not removed by the Banks, such retiring Agent may, on behalf of the Banks, after consultation with the Company, appoint one of the Banks to be successor Agent, (ii) if such Agent, other than the Administrative Agent, was removed by the Banks, the Administrative Agent may, on behalf of the Banks, after consultation with the Company, appoint one of the Banks to be successor Agent, and (iii) in the event of the removal by the Banks of the Administrative Agent, the Tranche A Agent, the Tranche A European Sub-Agent and the Tranche B Agent may, on behalf of the Banks, after consultation with the Company, appoint one of the Banks to be successor Administrative Agent. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the departing Agent as Agent hereunder, and the departing Agent shall be discharged from its duties and obligations as Agent hereunder. After any departing Agent's resignation or removal, the provisions of this Article XI shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Agent.


                                   ARTICLE XII
                                  MISCELLANEOUS

                SECTION 12.01. Amendments, Etc. No amendment or waiver of any provision of this Agreement, no consent to any departure by the Company or any Multicurrency Borrower from the terms thereof, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall:

                         (a) waive any Event of  Default or  Unmatured  Event of
                  Default, amend or waive any provision of this Agreement the breach of which has given rise to an Event of Default or Unmatured Event of Default, or amend Section 10.01, in each case unless in writing and signed by the Majority Banks, Banks whose Adjusted Tranche A Pro Rata Shares aggregate to more than 50% and Tranche B Banks whose Tranche B Pro Rata Shares aggregate to more than 50%,

                         (b) unless in writing and signed by all affected Banks,
                  do any of the following: (i) waive any of the conditions specified in Article VII, (ii) increase the Commitments of the Banks or subject the Banks to any additional obligations,
                  (iii) reduce the principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (iv) postpone any date fixed for any payment of principal of, or interest on, the Loans or any fees or other amounts payable hereunder, (v) change the definitions of Majority Banks or Voting Pro Rata Shares, or otherwise change the percentage of the Commitments or of the aggregate unpaid principal amount of the Loans, or the number of Banks, which shall be required for the Banks or any of them to take any action hereunder or (vi) amend Sections 6.01(f) or 6.03, the second sentence of Section 10.02(a), Section 12.07, or this Section 12.01,

                         (c) unless in writing and signed by (i) Banks whose Tranche B Pro Rata Shares aggregate to more than 50%, amend any provision of Article III, or (ii) all of the Banks, release the Company's guaranty of the obligations of the Multicurrency Borrowers under Article IV, or

                         (d) unless in writing and signed by the affected Agents
                  in addition to the Banks required above to take such action, affect the rights or duties of any Agents under this Agreement.

                SECTION 12.02. Notices. To be effective, all notices and other communications provided for hereunder shall be in writing or by telecopy transmission or telephone (to be confirmed in writing) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, when deposited in the mail, air postage prepaid, or in the case of notice by telecopy transmission, when sent, addressed as follows in the case of the Company, the Multicurrency Borrowers, the Banks and the Agents, or to such address as may be hereafter notified in writing by the respective parties hereto and any future Banks, provided that all Notices of Borrowing under Section 2.02 and Section 3.02 hereof, all Notices of Conversion under
Section 2.06 hereof and all notices and communications to the Agents pursuant to
Article XI shall only be effective when received:

        (a)     If to the Company:

                Comdisco, Inc.
                6111 North River Road
                Rosemont, Illinois  60018
                Attention:  Edward Pacewicz
                                    Vice President and Treasurer
                Telephone: (847) 698-3000
                Telecopy:  (847) 518-5854

                with a copy to:

                Comdisco, Inc.
                6111 North River Road
                Rosemont, Illinois  60018
                Attention:  General Counsel
                Telephone: (847) 698-3000
                Telecopy:  (847) 518-5088

        (b)     If to any Multicurrency Borrower:

                         To its address specified in its Multicurrency  Borrower
                Assumption Agreement (with a copy to the addresses set forth in (a) above);

        (c)     If to any Bank:

                         To its  address  set  forth  on  Schedule  1.01 as such
                Banks' "Notice Address" and at the address of any Applicable Lending Office, with a copy to the Administrative Agent;

        (d)     If to the Administrative Agent:

                Citibank, N.A.
                c/o Citicorp Securities, Inc.
                200 South Wacker Drive
                31st Floor
                Chicago, Illinois  60606
                Attention:  John Coons
                Telephone:  (312) 993-3184
                Telecopy:  (312) 993-6706

                with a copy to:

                Sidley & Austin
                One First National Plaza
                Chicago, Illinois 60603
                Attention:  Douglas H. Williams
                Telephone:  (312) 853-7667
                Telecopy:  (312) 853-7036

        (e)     If to the Tranche A Agent:

                NationsBank, N.A.
                233 South Wacker Drive
                Suite 2800
                Chicago, Illinois  60606
                Attention:  Wallace Harris
                Telephone:  (312) 234-5626
                Telecopy:   (312) 234-5601

                with a copy to:

                         NationsBank, N.A.
                Agency Services
                101 North Tryon Street
                15th Floor
                Charlotte, North Carolina  28255
                Attention:  Mollie Kanup
                Telephone:  (704) 386-1316
                Telecopy:   (704) 386-9923

                with a copy to:

                Sidley & Austin
                One First National Plaza
                Chicago, Illinois 60603
                Attention:  Douglas H. Williams
                Telephone:  (312) 853-7667
                Telecopy:   (312) 853-7036

                  (f)    If to the Tranche A European Sub-Agent:

                         Citibank International plc
                         Riverdale House
                68 Molesworth Street
                Lewisham SE13 7EU England
                Attention: Karen Duran/Donald Oxford
                           Loans Agency
                Telephone:44-171-500-4274
                Telecopy: 44-171-500-4482

        (g)  If to the Tranche B Agent:


                Citicorp International, Ltd.
                20/F., Two Harbourfront
                22 Tak Fung Street
                Hunghom, Kowloon
                Hong Kong
                Attention:  Molly Moch/Charles Liu
                Telephone:  (852) 2868-6442
                Telecopy:   (852) 2621-3183


                with respect to Singapore:


                Citibank, N.A.
                Robinson Road
                P.O. Box 2388
                Singapore 9043
                Attention:  Wan Thaonh Chou
                Telephone: (65) 320-5120
                Telecopy:  (65) 227-2373


                with respect to Japan:


                Citibank, N.A.
                C.P.O. Box 108
                Tokyo 100-91
                Japan
                Attention:  Ms. Keiko Takamura
                Telephone: (81-3) 5462-5344
                Telecopy:  (81-3) 5462-5346


                with respect to Australia:


                Citibank Ltd.
                G.P.O. Box 5343
                Sydney NSW 2001
                Australia
                Attention:  Jon Nelson/Tony O'Neill
                Telephone: (61-2) 239-9711
                Telecopy:  (61-2) 263-3520


                SECTION 12.03. No Waiver; Remedies. No failure on the part of any Bank or any Agent to exercise, and no delay in exercising any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

                SECTION  12.04.  Fees and Expenses;  Indemnity.

                (a) The  Company  will  promptly  pay all  reasonable  fees  and expenses and disbursements of counsel to the Administrative Agent and the Tranche A Agent, in connection with the preparation, execution and delivery of this Agreement and the other Credit Documents, the consummation of the transactions contemplated by the Credit Documents, the negotiation, preparation and execution and delivery of any material amendment, modification of, supplement of or to any Credit Document (other than any fee, cost or expense in connection with assignments or sales of participations by any Bank pursuant to
Section 12.06 hereof). In addition, the Company will promptly pay all reasonable costs and expenses (including, without limitation, reasonable fees and disbursements of counsel) suffered or incurred by the Agents or the Banks in connection with (A) their enforcement of the payment of the Loans or any other sum due to the Agents or the Banks under this Agreement or any of their other rights hereunder or thereunder as a result of any Event of Default or any Unmatured Event of Default or (B) any claim or action threatened, made or brought against the Agents or the Banks arising out of or relating to any extent to this Agreement or the transactions contemplated hereby. The obligations of the Company under this subsection shall survive the payment of the Loans and the termination of this Agreement.

                (b) In addition to the foregoing, the Company shall indemnify each of the Agents and the Banks and the officers, directors, employees and agents of the Agents and the Banks (collectively, the "Indemnitees") against, and hold each Indemnitee harmless from, any losses, liabilities, damages, claims, costs and expenses (including reasonable attorneys' fees and disbursements) suffered or incurred by or asserted against such Indemnitee (other than as a consequence of actual gross negligence or willful misconduct on the part of such Indemnitee) arising out of, resulting from or in any manner connected with, the execution, delivery and performance of any of the Credit Documents or the incurrence of the Loans, and any and all transactions related thereto or consummated in connection therewith, including, without limitation, losses, liabilities, damages, claims, costs and expenses suffered or incurred by such Indemnitee in investigating, preparing for, defending against, or providing evidence, producing documents or taking any other action in respect of any commenced or threatened litigation, administrative proceeding or investigation under any federal securities law or any other statute or any jurisdiction, or any regulation, or at common law or otherwise, which litigation, proceeding or investigation is alleged to arise out of or is based upon (1) any untrue statement or alleged untrue statement of any material fact of the Company and its Affiliates and Subsidiaries (including, without limitation, the Multicurrency Borrowers) in this Agreement or any document, certificate or written matter delivered pursuant hereto or pursuant to any other Credit Document or in any document or schedule filed with the Securities and Exchange Commission or any other governmental body; (2) any omission or alleged omission to state any material fact required to be stated in this Agreement or any document, certificate or written matter delivered pursuant hereto or pursuant to any other Credit Document or in such document or schedule, or necessary to make the statements made herein or therein, in light of the circumstances under which made, not misleading; (3) any acts, practices or omissions or alleged acts, practices or omissions of the Company or any Multicurrency Borrower or their respective agents related to the making of any acquisition, purchase of shares or assets pursuant thereto, financing of any such purchase or the consummation of any other transaction contemplated by any such acquisition which are alleged to be in violation of any federal securities law or of any other statute, regulation or other law of any jurisdiction applicable to the making of any such acquisition, the purchase of shares or assets pursuant thereto, the financing of any such purchase or the consummation of the other transaction contemplated by any such acquisition; or (4) any withdrawal, termination or cancellation of any such proposed acquisition for any reason whatsoever. The indemnity set forth herein shall be in addition to any other obligations or liabilities of the Company to the Agents and the Banks hereunder or at common law or otherwise. The provisions of this subsection shall survive the payment of the Loans and the termination of this Agreement.

                SECTION 12.05. Successors and Assigns. This Agreement and the other Credit Documents shall be binding upon the parties hereto and thereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and thereto and the successors and permitted assigns of the Banks. All references herein to the Company or any Multicurrency Borrower shall be deemed to include its respective successors and assigns, including, without limitation, a receiver, trustee or debtor-in-possession of or for the Company or such Multicurrency Borrower. The terms and provisions of this Agreement shall inure to the benefit of any assignee or transferee of any assignment made by a Bank hereof pursuant to Section 12.06 hereof, and in the event of such transfer or assignment, the obligations, rights and privileges herein conferred upon the Banks shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. The Company's and the Multicurrency Borrowers' respective rights and any interests therein hereunder, and the Company's and the Multicurrency Borrowers' respective duties and Obligations hereunder, may not be assigned without the written consent of all of the Banks.

                SECTION 12.06.  Assignments and Participations.

                (a) Each Bank may and, if  demanded  by the Company  pursuant to
Section 12.08, will assign to one or more banks or other entities all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans owing to it); provided, however, that (i) each such assignment shall be of the same percentage of each of the assigning Bank's Commitments, (ii) except with respect to an assignment by a Bank of all of its rights and obligations under this Agreement or an assignment by one Bank to another Bank, the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall not be less than $20,000,000, (iii) each such assignment shall be subject to the prior written approval of the Company and the Agents, which such approval shall not be unreasonably withheld, (iv) each such assignment made as a result of a demand by the Company pursuant to Section 12.08 shall be either an assignment of all of the rights and obligations of the assigning Bank under this Agreement or an assignment of a portion of such rights and obligations made concurrently with another such assignment or other such assignments which together cover all of the rights and obligations of the assigning Bank under this Agreement, and (v) the parties to each such assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with a processing and recordation fee of $3,000. Upon such execution, delivery, acceptance and recording, from and after the effective date specified in each Assignment and Acceptance, (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such Assignment and Acceptance, have the rights and obligations of a Bank hereunder and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such Assignment and Acceptance, relinquish its rights and be released from its obligations under this Agreement (and, in the case of an Assignment and Acceptance covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto).

                (b) By executing and delivering an Assignment and Acceptance, the Bank assignor thereunder and the assignee thereunder confirm to and agree with each other and the other parties hereto as follows: (i) other than as provided in such Assignment and Acceptance, such assigning Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; (ii) such assigning Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Company or the Multicurrency Borrowers or the performance or observance by the Company or the Multicurrency Borrowers of any of their respective obligations under this Agreement or any other instrument or document furnished pursuant hereto; (iii) such assignee confirms that it has received a copy of this Agreement, together with copies of the financial statements referred to in
Section 8.01(a) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Assignment and Acceptance; (iv) such assignee will, independently and without reliance upon any Agent, such assigning Bank or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement; (v) such assignee appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to such Agent by the terms hereof, together with such powers as are reasonably incidental thereto; and (vi) such assignee agrees that it will perform in accordance with their terms all of the obligations which by the terms of this Agreement are required to be performed by it as a Bank.

                (c) The Administrative Agent shall maintain at its address referred to in Section 12.02 a copy of each Assignment and Acceptance delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the Loans owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Multicurrency Borrowers, the Agents and the Banks may treat each Person whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                (d) Upon its receipt of an Assignment and Acceptance executed by an assigning Bank and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed in accordance with the terms hereof and is in substantially the form of Exhibit G hereto, (i) accept such Assignment and Acceptance, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company.

                (e) Each Bank may sell participations to one or more banks or other entities in or to all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitment and the Loans) provided, however, that (i) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Company and the Multicurrency Borrowers hereunder) shall remain unchanged, (ii) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, and (iii) the Company, the Multicurrency
Borrowers, the Agents and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

                (f) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.06, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company and its Subsidiaries furnished to such Bank by or on behalf of the Company; provided that, prior to any such disclosure, the assignee or participant or proposed assignee or participant shall agree to be bound by the provisions set forth in Section 12.09.

                (g) Notwithstanding any other provision set forth in this Agreement, any Bank may at any time assign, as collateral or otherwise, any of its rights (including, without limitation, rights to payments of principal and/or interest on the Loans) under this Agreement to any Federal Reserve Bank without notice to or consent of the Company, or any Agent.

                (h) Each Bank or any of its Applicable Lending Offices (a "Designating Bank") may enter into arrangements, from time to time, with another Bank or an office or Affiliate of such Designating Bank (a "Fronting Bank") whereby such Fronting Bank may act as such Designating Bank's lending office for purposes of making applicable Loans and receiving payments with respect thereto so long as such arrangements between a Designating Bank and a Fronting Bank ("Fronting Arrangements") shall not affect the rights and obligations under this Agreement of such Designating Bank or such Fronting Bank, including, without limitation, any obligations to make Loans and any rights to consent to any amendment, modification or waiver of this Agreement. Each Bank agrees that it shall indemnify the Company and any Multicurrency Borrower for any additional costs or expenses incurred by the Company or any Multicurrency Borrower due to a Fronting Arrangement to which such Bank is a party.

                SECTION  12.07.  Extension of Scheduled  Maturity  Date.

                (a) The Company may, by delivery to the Administrative Agent of written notice substantially in the form of Exhibit H hereto, request that the Scheduled Maturity Date be extended as set forth in subsection (b) below. The Administrative Agent shall give prompt notice to the Banks of each such request and each Bank shall, within thirty (30) days after delivery of such notice by the Administrative Agent, notify the Administrative Agent in writing whether it consents to such extension (which consent shall be in the sole discretion of each Bank). In the event that any Bank shall fail to so notify the Administrative Agent, such Bank shall be deemed to have refused to consent to such extension. If the Administrative Agent receives timely consents from Banks constituting Majority Banks (or the Company otherwise consents in writing), and subject to the satisfaction of the conditions precedent set forth in Section 5.01(b) (both before and after the requested extension), then:

                         (i) the  Scheduled  Maturity  Date shall be extended as
                  set forth in subsection (b) below;

                         (ii) each Bank  consenting to the  requested  extension
                  shall remain a Bank hereunder; and

                         (iii) each Bank not consenting to such extension shall,
                  as of the Scheduled Maturity Date (without giving effect to the applicable extension thereof) and upon payment by the Company and the Multicurrency Borrowers of all Obligations owing to such Bank, (1) cease to be a Bank hereunder, whereupon its Commitment shall terminate and each Tranche Commitment shall be correspondingly reduced and (2) if such Bank is an Agent, cease to be an Agent hereunder (and, if applicable, a successor Agent shall be appointed pursuant to
                  Section 11.07).

In the event that (x) Majority Banks do not consent to the extension and the Company has not consented in writing to an extension with fewer than Majority Banks party thereto, or (y) the conditions precedent set forth in Section 5.01(b) are not satisfied both before and after giving effect to the requested extension, then in either case the Scheduled Maturity Date shall take place as scheduled.

                (b) By delivery of the written notice  referred to in subsection
(a) above no later than December 16, 1997, the Company may request an extension of the Scheduled Maturity Date to December 31, 2000. If the Scheduled Maturity Date is so extended, the Company may request a further extension of the Scheduled Maturity Date to December 31, 2001 by an additional delivery of such written notice no later than December 19, 1998.

                SECTION 12.08. Replacement or Removal of a Bank in the Event of an Adverse Condition. (i) In the event a Bank (an "Affected Bank") shall have:
(a) failed to fund its Applicable Pro Rata Share of any Loan requested by the Company which such Bank is obligated to fund under the terms of this Agreement and such failure has not been cured, (b) either repudiated its obligations under this Agreement or failed to reaffirm such obligations in writing within five (5) Business Days of a written request therefor from the Administrative Agent, (c) delivered to the Company a notice described in Section 12.08(iv), (d) made demand for additional amounts pursuant to Sections 6.04 or 6.05 as a result of any condition described in any such Section, or (e) declined to consent to an extension of the Scheduled Maturity Date pursuant to Section 12.07, then, unless such Affected Bank has theretofore taken steps to remove or cure, and has removed or cured, such failure or the circumstances described in such notice or the conditions creating the cause for such demand for such additional amounts, as the case may be, the Company may:

                                       (x)    designate     another    financial
                         institution acceptable to the Agents (such institution being herein called a "Replacement Bank") to purchase the Obligations owed to the Affected Bank and such Affected Bank's rights and obligations as a Bank hereunder, without recourse to or warranty by, or expense to, such Affected Bank for a purchase price equal to the outstanding principal amount of the Loans payable to such Affected Bank plus any accrued but unpaid interest on such Loans and, if applicable, accrued but unpaid fees and expenses owed hereunder or in connection herewith, in each case owing to the Affected Bank in its capacity as a Bank, and upon such purchase and the payment of the additional amounts described above and all other Obligations owing to such Affected Bank as a Bank, such Affected Bank shall no longer be a Bank or have any rights as a Bank hereunder (other than rights to indemnification pursuant to Section 12.04), and the Replacement Bank shall succeed to such rights and obligations of such Affected Bank hereunder; or

                                       (y) pay to such  Affected  Bank an amount
                         equal to the outstanding principal amount of the Loans payable to such Affected Bank plus any accrued but unpaid interest on such Loans and, if applicable, accrued but unpaid fees and expenses owed hereunder or in connection herewith, in each case owing to the Affected Bank in its capacity as a Bank, and upon such payment of the additional amounts described above and all other Obligations owing to such Affected Bank as a Bank, such Affected Bank shall no longer be a Bank or have any rights as a Bank hereunder (other than rights to indemnification pursuant to Section 12.04); and

                         (ii) Simultaneously with the removal of an Affected Bank pursuant to Section 12.08(i)(y) above, the Company shall effect a Reallocation in accordance with the provisions of
                  Article V, pursuant to which the Company shall reduce the Commitments by the amount of such Affected Bank's Commitment.

                         (iii) If the removed or replaced  Affected Bank is also
                  an Agent hereunder, such Affected Bank shall resign in its capacities as Agent in accordance with Section 11.07.

                         (iv) Each Bank agrees to use its best efforts to notify
                  the Company as promptly as practicable upon such Bank's becoming aware that circumstances exist which would cause the Company to become obligated to pay additional amounts to such Bank pursuant to Sections 6.04 or 6.05; provided, that the failure by any Bank to give such notice shall not affect the obligations of the Company under such Sections.

                SECTION 12.09. Confidentiality. Each Bank agrees to hold confidential all non-public information (which has been identified as such by the Company or any Subsidiary of the Company) obtained pursuant to the requirements of this Agreement in accordance with its customary procedures for handling confidential information of such nature and in accordance with safe and sound banking practices; it being understood that any Bank may disclose such information to any of its examiners, Affiliates (other than any Affiliate
engaged  in  the  leasing  business),   outside  auditors,   counsel  and  other
professional advisors in connection with this Agreement or to any actual or prospective assignee or participant or as required or requested by any governmental agency or representative thereof or pursuant to legal process; provided, however, that

                         (a) unless specifically prohibited by applicable law or
                  court order, each Bank shall make reasonable efforts to notify the Company of any request by any governmental agency or representative thereof (other than any such request in connection with an examination of the financial condition of such Bank by such governmental agency) for disclosure of any such non-public information prior to disclosure of such information; and

                         (b) prior to any  disclosure of non-public  information
                  to an actual or prospective assignee or participant, each Bank shall require the Person receiving such disclosure to agree in writing (i) to be bound by this Section 12.09; and (ii) to require any other Person to whom such Person discloses such non-public information to be similarly bound by this Section 12.09.

                SECTION 12.10. Change in Accounting Principles. Except as otherwise provided herein, if any changes in GAAP from the principles in effect on and as of the Closing Date are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Company with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found in Section 9.04 hereof, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such changes with the desired result that the criteria for evaluating the Company's financial condition shall be the same after such changes as if such changes had not been made, provided, however, that no change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Majority Banks, to so reflect such change in GAAP.

                SECTION 12.11. Independence of Covenants. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or be otherwise within the limitations of, another covenant shall not avoid the occurrence of an Event of Default or Unmatured Event of Default if such action is taken or condition exists.

                SECTION 12.12. Survival of Warranties and Agreements. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement and the other Credit Documents and the making and repayment of the Loans.

                SECTION 12.13. Payments Set Aside. To the extent that the Company or any Multicurrency Borrower makes a payment or payments to the Agents or the Banks, or the Agents or the Banks exercise their rights of set-off, and such payment or payments or the proceeds of such set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law or equitable cause, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all rights and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such set-off had not occurred.

                SECTION 12.14. Severability. In case any provision in or obligation under this Agreement or the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

                SECTION 12.15. Headings. Article and section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

                SECTION 12.16. Governing Law. This Agreement shall be governed by, and shall be construed and enforced in accordance with, the laws (including, without limitation, Section 5-1401 of the General Obligations Laws, but otherwise without regard to conflicts of laws principles) and decisions of the State of New York.

                SECTION 12.17. Limitation of Liability. To the extent permitted by applicable law, no claim may be made by the Company, any Multicurrency Borrower, any Bank or any other Person against the Agents or any other Bank or the Affiliates, directors, officers, employees, attorneys or agents of any of them for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or any other theory of liability arising out of or related to the transactions contemplated by the Credit Documents, or any act, omission or event occurring in connection therewith; and the Company, each Multicurrency Borrower and each Bank hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

                SECTION 12.18.  Consent to Jurisdiction  and Service of Process.
All judicial proceedings brought against the Company or any other Multicurrency Borrower with respect to this Agreement or any other Credit Document may be brought in any state or federal court of competent jurisdiction in the State of New York, and by execution and delivery of this Agreement or the applicable Multicurrency Borrower Assumption Agreement, the Company and each Multicurrency Borrower accepts, for itself and in connection with its properties, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts, and irrevocably agrees to be bound by any final judgment rendered thereby in connection with this Agreement or any of the other Credit Documents from which no appeal has been taken or is available. The Company and each Multicurrency Borrower waives personal service upon it, and irrevocably designates and appoints CT Corporation System, 1633 Broadway, New York, New York 10019, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by the Company and each Multicurrency Borrower to be effective and binding service in every respect. The Company and each Multicurrency Borrower irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to its notice address referred to in Section 12.02, such service to become effective ten (10) days after such mailing. EACH OF THE COMPANY, THE MULTICURRENCY BORROWERS, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT IN ANY JURISDICTION SET FORTH ABOVE. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of the Agents or any Bank to bring proceedings against the Company or any other Multicurrency Borrower in the courts of any other jurisdiction.

                SECTION 12.19. Waiver of Jury Trial. EACH OF THE COMPANY, THE MULTICURRENCY BORROWERS, THE AGENTS AND THE BANKS IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, AMONG ANY OF THE PARTIES HERETO ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

                SECTION 12.20.  Counterparts; Effectiveness;
Inconsistencies. This Agreement and any amendments, waivers, consents, or supplements may be executed in counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. This Agreement shall become effective against the Company, each Bank and the Agents hereto on the Closing Date, and against each Multicurrency Borrower on the effective date of its Multicurrency Borrower Assumption Agreement. This Agreement and each of the other Credit Documents shall be construed to the extent reasonable to be consistent one with the other, but to the extent that the terms and conditions of this Agreement are actually inconsistent with the terms and conditions of any other Credit Document, this Agreement shall govern.

                SECTION 12.21. Construction. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement or any amendments or exhibits hereto.

                SECTION 12.22. Entire Agreement. This Agreement, taken together with all of the other Credit Documents and all certificates and other documents delivered by the Company and the Multicurrency Borrowers to the Agents or the Banks, embodies the entire agreement and supersedes all prior agreements, written and oral, relating to the subject matter hereof.

                SECTION 12.23. Replacement of the Fourth Amended Agreement. (a) On the Closing Date, (i) the Fourth Amended Agreement shall cease to be of any force or effect, (ii) the "Agents" thereunder shall be replaced by the Agents hereunder, and (iii) each of the financial institutions listed on the signature pages hereof shall be Banks hereunder. Notwithstanding anything in the Fourth Amended Agreement or elsewhere to the contrary, the replacement of the "Agents" accomplished hereby are each deemed to have occurred in accordance with and in satisfaction of all requirements with respect thereto set forth in the Fourth Amended Agreement and elsewhere, and consent is hereby expressly given to each such replacement.

                (b) The Company has requested, and the Banks hereby acknowledge and agree, that the requirement of Section 12.04(d) of the Fourth Amended Agreement be waived only with respect to the fiscal quarter ending December 31, 1996, and that non-compliance therewith, if any, not be deemed an Event of Default or Unmatured Event of Default under the Fourth Amended Agreement or hereunder. Nothing herein shall be construed to waive, or affect in any way, any provision other than Section 12.04(d) of the Fourth Amended Agreement for the fiscal quarter specified above.

                (c) In addition to the foregoing, each of the "Notes" issued under the Fourth Amended Agreement (the "Original Notes") shall become of no further force or effect on the Closing Date. Each Bank shall use its reasonable efforts to return the Original Note issued to it to the Company for cancellation on or before the Closing Date; provided, that in the event any one or more Banks fail to return their respective Original Notes on or before the Closing Date, the Closing Date shall nevertheless occur, and each such Bank agrees to indemnify and hold the Company harmless from and against any and all liability, loss, damage and expense, including legal fees and expenses, in connection with, or arising out of, the failure to return such Original Note.

                SECTION 12.24. Additional Banks. The Company may, with the prior written consent of the Administrative Agent, add additional Banks to this Agreement. Each such additional Bank shall execute a supplemental counterpart to this Agreement setting forth the Commitment of such additional Bank and its Applicable Pro Rata Shares as computed by the Administrative Agent as of the effective date of such new Bank's addition to the Agreement. The Administrative Agent shall notify each existing Bank in writing of the increased Commitments and each Bank's revised Applicable Pro Rata Shares as of the effective date of such new Bank's addition to the Agreement. Upon the execution and delivery of such supplemental counterpart the new Bank shall be deemed automatically to have become a party hereto. With respect to outstanding Loans, the additional Bank shall promptly fund its Tranche A Pro Rata Share of Base Rate Loans, by making payment thereof to the Tranche A Agent for distribution to the other Banks. In the case of Eurocurrency Rate Loans, the additional Bank shall fund its Applicable Pro Rata Share thereof on the last day of the then current Interest Period of each such Eurocurrency Rate Loan to the Tranche A Agent (if a U.S.
Loan) or the Tranche A European Sub-Agent (if a European Loan) and the Banks' Applicable Pro Rata Shares in each such outstanding Eurocurrency Rate Loan shall not be adjusted by virtue of the addition of such new Bank until the last day of such Interest Period. The increase in the Commitments created by the addition of such new Bank shall be allocated to Tranche A as of the effective date of such new Bank's addition to the Agreement (subject to such Bank's right to elect to become a Tranche B Bank pursuant to ss. 3.07(b) hereof).

                SECTION 12.25. Company as Agent for Multicurrency Borrowers. Each Multicurrency Borrower hereby appoints the Company as its agent for purposes of giving notice to or otherwise advising the Agents or the Banks in such instances where this Agreement calls for notice or advice from a Multicurrency Borrower or the Multicurrency Borrowers generally. Without limiting the foregoing, any supplement, restatement or amendment to this Agreement shall not require notice to, or the consent of, the Multicurrency Borrowers.

                SECTION  12.26.  Judgment  Currencies.  If for the  purposes  of obtaining judgment in any court it is necessary to convert a sum due under this Agreement or under any Loans in any currency (the "Original Currency") into another currency (the "Other Currency"), the parties hereto agree, to the fullest extent permitted by law, that the rate of exchange used shall be that at which, in accordance with normal banking procedures, the Administrative Agent could purchase the Original Currency with the Other Currency on the Business Day preceding that on which final judgment is given. To the fullest extent permitted by applicable law, the obligation of any Multicurrency Borrower in respect of any sum due in the Original Currency to any Agent or any Bank shall, notwithstanding any judgment in an Other Currency, be discharged only to the extent that on the Business Day following receipt by such Agent or such Bank, as applicable, of any sum adjudged to be so due in the Other Currency, such Agent or such Bank, as applicable, may in accordance with normal banking procedures purchase the Original Currency with the Other Currency; if the amount of the Original Currency so purchased is less than the sum originally due to such Agent or such Bank, as applicable, in the Original Currency, the applicable Multicurrency Borrower or Multicurrency Borrowers agree, as a separate obligation and notwithstanding any such judgment, to indemnify such Agent or such Bank, as applicable, against such loss, and if the amount of the Original Currency so purchased exceeds the sum originally due such Agent or such Bank in the Original Currency, such Agent or such Bank, as applicable, agrees to remit to the applicable Multicurrency Borrower or Multicurrency Borrowers such excess.





                IN  WITNESS  WHEREOF,   the  parties  hereto  have  caused  this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.



                                            COMDISCO, INC.


                                            By
                                            Edward A. Pacewicz
                                            Vice President and Treasurer



Commitment
$24,000,000                                 NATIONSBANK, N.A., as Syndication
                                            and as a Bank


                                            By
                                            Name:
                                            Title:





Commitment                        CITIBANK, N.A.,as Administrative Agent, as a
                                  Bank, and as Tranche B Lending Offices and as
$24,000,000                       a Tranche B Ban


                                            By
Singapore                                   Name:
Sub-Commitment                              Title:

5,000,000
Singapore dollars
                                  CITIBANK INTERNATIONAL PLC, as Tranche
                                  A European Sub-Agent


                                            By
                                            Name:
                                            Title:

                                  CITICORP INTERNATIONAL, LTD., as Tranche B
                                  Agent


                                            By
                                            Name:
                                            Title:



Commitment
$10,800,000                       BANK HAPOALIM B.M., as a Bank



                                            By
                                            Name:
                                            Title:


                                            By
                                            Name:
                                            Title:



Commitment

$21,000,000                       BANK OF TOKYO-MITSUBISHI,LTD.,
                                  as a Bank and a Tranche B Bank


                                            By
Singapore                                   Name:
Sub-Commitment                              Title:

12,000,000
Singapore dollars
                                                   BANK OF TOKYO-MITSUBISHI (UK)
                                                   LIMITED,    as   a   European
                                                   Lending  Office  of  Bank  of
                                                   Tokyo-Mitsubishi, Ltd.


                                            By
                                            Name:
                                            Title:

                                                   BANK   OF    TOKYO-MITSUBISHI
                                                   (AUSTRALIA)   LTD.,   as  the
                                                   Tranche B  Lending  Office in
                                                   Australia    of    Bank    of
                                                   Tokyo-Mitsubishi, Ltd.


                                            By
                                            Name:
                                            Title:

                                                   BANK   OF   TOKYO-MITSUBISHI,
                                                   SHIN-AKASAKA  BRANCH,  as the
                                                   Tranche B  Lending  Office in
                                                   Japan      of     Bank     of
                                                   Tokyo-Mitsubishi, Ltd.

                                            By
                                            Name:
                                            Title:

                                                   BANK   OF   TOKYO-MITSUBISHI,
                                                   LTD, SINGAPORE BRANCH, as the
                                                   Tranche B  Lending  Office in
                                                   Singapore    of    Bank    of
                                                   Tokyo-Mitsubishi, Ltd.


                                            By
                                            Name:
                                            Title:
Commitment

$21,000,000                       Canadian Imperial Bank of Commerce, as a Bank
                                  and a Tranche B Bank



                                            By
Singapore                                   Name:
Sub-Commitment                              Title:

5,000,000                         CIBC WOOD GUNDY PLC, as the European
Singapore dollars                 Lending Office of Canadian Imperial Bank
                                  of Commerce


                                            By
                                            Name:
                                            Title:

                                  Canadian  Imperial Bank of Commerce,
                                  Tokyo Branch, as the Tranche B Lending Office in Japan of Canadian Imperial Bank of Commerce


                                            By
                                            Name:
                                            Title:

                                  Canadian  Imperial  Bank of  Commerce,
                                  Singapore  Branch,  as the Tranche B Lending
                                  Office in Singapore of Canadian Imperial Bank of Commerce


                                            By
                                            Name:
                                            Title:

                                   Canadian  Imperial Bank of Commerce,  c/o
                                   Westpac  Banking  Corp.,  as the Tranche B
                                   Lending Office in Australia of Canadian
                                   Imperial Bank of Commerce

                                            By
                                            Name:
                                            Title:

Commitment

$15,000,000                       COMERICA BANK, as a Bank



                                            By
                                            Name:
                                            Title:



Commitment

$13,200,000                       CAISSE NATIONALE DE CREDIT AGRICOLE,
                                            as a Bank


                                            By
                                            Name:
                                            Title:



Commitment

$21,000,000              THE FIRST NATIONAL BANK OF CHICAGO, as a Bank and a
                         Tranche B Bank

Singapore
Sub-Commitment

2,000,000
Singapore dollars

                                            By
                                            Name:
                                            Title:



Commitment

$21,000,000                       FUJI BANK (LUXEMBOURG) S.A.,
                                            as a Bank




                                            By
                                            Name:
                                            Title:


                                   THE FUJI BANK, LIMITED, as the U.S. Lending
                                   Office for The Fuji Bank (Luxembourg) S.A.




                                            By
                                            Name:
                                            Title:


Commitment

$18,000,000                       THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                  CHICAGO  BRANCH, as a Bank



                                            By
                                            Name:
                                            Title:


                                                   THE INDUSTRIAL BANK OF JAPAN,
                                                   LIMITED,  LONDON  BRANCH,  as
                                                   the European  Lending  Office
                                                   for  the  Industrial  Bank of
                                                   Japan



                                            By
                                            Name:
                                            Title:

Commitment

$13,200,000                       THE LONG-TERM CREDIT BANK OF JAPAN,  LTD.,
                                  CHICAGO BRANCH,  as a Bank and as the U.S.
                                  Lending Office of the Long-Term Credit Bank of
                                  Japan, Ltd.


                                            By
                                            Name:
                                            Title:


                                  THE LONG-TERM CREDIT BANK OF JAPAN, LTD.,
                                  LONDON BRANCH, as the European Lending Office for the Long-Term Credit Bank of Japan, Ltd.


                                      By
                                      Name:
                                      Title:
Commitment

$21,000,000                       MELLON BANK,N.A., as a Bank



                                            By
                                            Name:
                                            Title:




Commitment

$21,000,000              THE SAKURA BANK, LIMITED, CHICAGO BRANCH, as a Bank and
                         the U.S. Lending Office of the Sakura Bank, Ltd.

                                            By
Singapore                                   Name:
Sub-Commitment                              Title:

5,000,000
Singapore dollars

                                                   THE  SAKURA  BANK,   LIMITED,
                                                   LONDON BRANCH,  as a Bank and
                                                   as   the   European   Lending
                                                   Office  of The  Sakura  Bank,
                                                   Limited

                                            By
                                            Name:
                                            Title:

                                                   THE  SAKURA  BANK,   LIMITED,
                                                   OSAKA BRANCH, as a Bank and a
                                                   Tranche   B  Bank   and   the
                                                   Tranche B  Lending  Office in
                                                   Japan  of  The  Sakura  Bank,
                                                   Limited

                                            By
                                            Name:
                                            Title:

                                                   THE  SAKURA  BANK,   LIMITED,
                                                   SINGAPORE  BRANCH,  as a Bank
                                                   and a  Tranche B Bank and the
                                                   Tranche B  Lending  Office in
                                                   Singapore of The Sakura Bank,
                                                   Limited

                                            By
                                            Name:
                                            Title:


                                                   SAKURA   FINANCE    AUSTRALIA
                                                   LIMITED,  as  a  Bank  and  a
                                                   Tranche   B  Bank   and   the
                                                   Tranche B  Lending  Office in
                                                   Australia of The Sakura Bank,
                                                   Limited

                                            By
                                            Name:
                                            Title:
Commitment

$9,000,000                        THE SANWA BANK, LIMITED, CHICAGO
                                   BRANCH, as a Bank


                                            By
                                            Name:
                                            Title:


                                            THE SANWA BANK, LIMITED, LONDON
                                            BRANCH, as a Bank


                                            By
                                            Name:
                                            Title:


Commitment

$10,800,000                       UNITED STATES NATIONAL BANK OF OREGON,as
                                  a Bank



                                            By
                                            Name:
                                            Title:



Commitment

$18,000,000                       WESTPAC BANKING CORPORATION,
                                            as a Bank and as a Tranche B Bank


                                            By
Singapore                                   Name:
Sub-Commitment                              Title:

5,000,000
Singapore dollars

                                 WESTPAC BANKING CORPORATION, TOKYO BRANCH, as a Tranche B Lending Office in Japan for Westpac Banking Corporation


                                            By
                                            Name:
                                            Title:

                               WESTPAC BANKING CORPORATION,SINGAPORE BRANCH AND REGIONAL OFFICE, as a Tranche B Lending Office in Singapore for Westpac Banking Corporation


                                            By
                                            Name:
                                            Title:

                                            WESTPAC BANKING CORPORATION, as a
                                            Tranche B Lending Office in
                                            Australia for Westpac Banking
                                            Corporation

                                            By
                                            Name:
                                            Title:

                                            WESTPAC BANKING CORPORATION, LONDON
                                            BRANCH, as European Lending Office
                                            for Westpac Banking Corporation

                                              By
                                              Name:
                                              Title:











Commitment

$18,000,000                       THE YASUDA TRUST & BANKING CO., LTD.,
                                            as a Bank


                                            By
                                            Name:
                                            Title:







                                TABLE OF CONTENTS

ARTICLE IDEFINITIONS AND ACCOUNTING TERMS1
                  1.01.  Certain Defined Terms1
                  1.02.  Other Definitions27
                  1.03.  Computation of Time Periods27
                  1.04.  Accounting Terms28
                  1.05.  Other Definitional Provisions28
ARTICLE IIAMOUNT AND TERMS OF THE TRANCHE A SUBFACILITY28
                  2.01.  The Tranche A Loans28
                  2.02.  Making the Tranche A Loans30
                  2.03.  Repayment33
                  2.04.  Interest33
                  2.05.  Prepayments35
                  2.06.  Voluntary Conversion of U.S. Loans35
ARTICLE IIIAMOUNT AND TERMS OF THE TRANCHE B SUBFACILITY36
                  3.01.  The Tranche B Loans36
                  3.02.  Making the Tranche B Loans37
                  3.03.  Repayment40
                  3.04.  Interest40
                  3.05.  Prepayments41
                  3.06.  Removal of a Tranche B Bank;
                         Additional Tranche B Banks41
ARTICLE IVCOMPANY GUARANTY43
                  4.01. Guaranty43
                  4.02. Obligations Unconditional44
                  4.03. Enforcement; Application of Payments45
                  4.04. Waivers45
                  4.05. Subrogation46
                  4.06. Subordination47
                  4.07. Effectiveness; Termination47
ARTICLE VTRANCHE REALLOCATION AND COMMITMENT REDUCTION47
                  5.01.  Reallocation of the Tranche Commitments47
                  5.02.  Reduction of the Commitments48
ARTICLE VIGENERAL TRANCHE PROVISIONS48
                  6.01.  Payments and Computations48
                  6.02.  Right of Set-off51
                  6.03.  Sharing of Payments, Etc.52
                  6.04.  Increased Costs, Reserves and Capital53
                  6.05.  Taxes55
                  6.06.  Facility Fee58
                  6.07.  Interest Rate Provisions58
                  6.08.  Illegality61
                  6.09.  Right of Set-Off Against Defaulting Banks61
                  6.10.  Recordation of Loans and Payments62
                  6.11.  Mandatory Prepayments63
ARTICLE VIICONDITIONS PRECEDENT64
                  7.01.  Conditions Precedent to Closing64
                  7.02. Conditions Precedent to Each Borrowing, Reallocation and Extension of
                         Scheduled Maturity Date65
ARTICLE VIIIREPRESENTATIONS AND WARRANTIES66
                  8.01.  Representations and Warranties of the Company66
                  8.02.  Representations and Warranties of the
                         Multicurrency Borrowers70
ARTICLE IXCOVENANTS OF THE COMPANY71
                  9.01.  Affirmative Covenants71
                  9.02.  Reporting Covenants73
                  9.03.  Negative Covenants76
                  9.04.  Financial Covenants80
ARTICLE XEVENTS OF DEFAULT81
                  10.01.  Events of Default81
                  10.02.  Remedies84
ARTICLE XITHE AGENTS85
                  11.01.  Authorization and Action85
                  11.02.  Nature of Agents' Duties85
                  11.03.  Rights, Exculpation, Etc.86
                  11.04.  Rights as a Bank87
                  11.05.  Bank Credit Decision88
                  11.06.  Indemnification88
                  11.07.  Resignation or Removal of Agents89
ARTICLE XIIMISCELLANEOUS90
                  12.01.  Amendments, Etc90
                  12.02.  Notices91
                  12.03.  No Waiver; Remedies94
                  12.04.  Fees and Expenses; Indemnity94
                  12.05.  Successors and Assigns96
                  12.06.  Assignments and Participations96
                  12.07.  Extension of Scheduled Maturity Date99
                  12.08.  Replacement or Removal of a Bank in
                         the Event of an Adverse Condition100
                  12.09.  Confidentiality101
                  12.10.  Change in Accounting Principles102
                  12.11.  Independence of Covenants103
                  12.12.  Survival of Warranties and Agreements103
                  12.13.  Payments Set Aside103
                  12.14.  Severability103
                  12.15.  Headings103
                  12.16.  Governing Law103
                  12.17.  Limitation of Liability103
                  12.18.  Consent to Jurisdiction and Service of Process104
                  12.19.  Waiver of Jury Trial105
                  12.20.  Counterparts; Effectiveness; Inconsistencies105
                  12.21.  Construction105
                  12.22.  Entire Agreement105
                  12.23.  Replacement of the Fourth Amended Agreement105
                  12.24.  Additional Banks106
                  12.25.  Company as Agent for Multicurrency Borrowers107
                  12.26.  Judgment Currencies107